UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-23299

OFS Credit Company, Inc.
(Exact name of registrant as specified in charter)

222 West Adams Street, Suite 1850
Chicago, IL 60606
(Address of principal executive offices)
Bilal Rashid
Chief Executive Officer
OFS Credit Company, Inc.
222 West Adams Street, Suite 1850
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (847) 734-2085
Date of fiscal year end:
October 31
Date of reporting period:
April 30, 2026

Item 1. Report to Stockholders
The Company’s Semi-Annual Report to stockholders for the six months ended April 30, 2026 is filed herewith.

OFS CREDIT

OFS Credit Company, Inc.

First Half Fiscal Year 2026

Stockholder Letter and Semi-Annual Report

NASDAQ Symbols: OCCI | OCCIN | OCCIM

OFS CREDIT COMPANY, INC.
TABLE OF CONTENTS - SEMI-ANNUAL REPORT

June 9, 2026
To Our Stockholders:
We are pleased to provide you with the enclosed Semi-Annual Report of OFS Credit Company, Inc. (“OFS Credit”, the “Company”, “we” or “our”) for the six months ended April 30, 2026.
Company Overview
We are a non-diversified, externally managed closed-end management investment company. Our primary investment objective is to generate current income, with a secondary objective to generate capital appreciation, which we seek to achieve primarily through investments in collateralized loan obligation (“CLO”) equity and debt securities.
First Half Fiscal Year 2026 Summary
In the early part of 2026, the market conditions for CLO equity investments have been challenging. Ongoing underlying loan collateral spread compression, loan price declines and negative sentiment have weighed on valuations. Loan price declines were most pronounced in the software sector, driven primarily by disruption concerns surrounding the proliferation of artificial intelligence (“AI”) and the potential impacts on enterprise software companies. While leveraged loan defaults remain consistent with historical levels, certain high-profile bankruptcies in the second half of 2025 and ongoing friction from liability management exercise activities have also weighed on CLO equity cash flow yields. In addition, loan spread compression has pressured the CLO equity arbitrage.
Amid the ongoing market volatility, we took actions to strengthen our balance sheet and preserve capital. In the second fiscal quarter of 2026, we redeemed all $23.0 million of our 6.125% Series C Term Preferred Stock due April 2026 and all $3.0 million of our 6.0% Series D Term Preferred Stock due June 2026. During the first half of fiscal year 2026, we raised net proceeds of $4.1 million through the sale of 825,444 shares of common stock pursuant to our at-the-market offering. Additionally, in an effort to preserve capital and provide more stability to our net asset value (“NAV”), in March 2026, we reduced our monthly common stock distribution rate from $0.115 per share to $0.05 per share – a level that we believe more closely aligns with our projected near-term net investment income.
We continued to actively manage our investment portfolio, including executing 12 reset and refinancing transactions across our portfolio that helped preserve our weighted average remaining reinvestment period
1
(“WARP”) at 3.1 years as of April 30, 2026. We believe these transactions will extend and may improve the cash flow streams of these securities.
For the six months ended April 30, 2026:
•
our NAV per common share decreased from $5.46 to $3.72, primarily due to net unrealized depreciation on investments of $1.24 per common share. The net unrealized depreciation was primarily attributable to spread tightening and price declines in the underlying loan collateral of our CLO investments;
•
shares of our common stock experienced a total return
of (20.92)% based on NAV
2
;
•
we recognized net investment income of $0.34 per common share and Core NII
3
of $0.51 per common share;
•
our total CLO equity and other CLO equity-related investments generated recurring cash flows of $24.3 million, and our CLO equity cash flow yield
4
was 15.76%, based on amortized cost; and
•
our investment portfolio produced an interest income yield
5
of 12.64%, with a net interest spread
6
of 5.07%.
Our debt-to-equity ratio
7
increased from 0.76x at October 31, 2025 to 0.82x at April 30, 2026, primarily due to net unrealized depreciation on our investment portfolio of $35.5 million, partially offset by the impact of the aggregate preferred stock redemptions of $26.0 million. As of April 30, 2026, we had $89.9 million of term preferred stock outstanding with a weighted-average effective interest rate of 7.65% and a weighted-average maturity of 2.5 years. Our $35.0 million 5.25% Series E Term Preferred Stock matures in December 2026.
Common Stock Distributions and Dividend Reinvestment Plan (“DRIP”)
Third Quarter 2026 Common Stock Distributions
On April 16, 2026, our board of directors declared monthly cash distributions of $0.05 per common share for each of the three months in the quarter ending July 31, 2026, which implied an annualized cash distribution rate of 19.0% based on the closing market price of $3.15 per common share on April 30, 2026.

The following schedule applies to the common stock distributions for stockholders of record on the close of business of each specific record date:

Month	Record Date	Payment Date	Cash Distribution Per Share
May 2026	May 15, 2026	May 29, 2026	$0.05
June 2026	June 15, 2026	June 30, 2026	$0.05
July 2026	July 15, 2026	July 31, 2026	$0.05

Dividend Reinvestment Plan - Shares Issued at 95% of Market Price
Our DRIP offers our common stockholders the opportunity to receive a 5% discount to the market price per share of common stock at the close of regular trading on The Nasdaq Capital Market on the valuation date fixed by the board of directors for each distribution (i.e., the payment date).
Portfolio Overview
As of April 30, 2026, our investment portfolio was comprised of investments in 81 issuers with a total fair value of $197.4 million, and a weighted-average effective yield of 11.64%, based on current amortized cost, consisting of:
•
CLO equity investments totaling $193.9 million;
•
Loan accumulation facilities totaling $1.3 million; and
•
Other CLO equity-related investments (i.e., fee rebates) totaling $2.2 million.
As of April 30, 2026, our investment portfolio was comprised of broadly syndicated loan (“BSL”) CLOs and middle-market loan CLOs with a total fair value of $193.6 million and $3.8 million, respectively. During the six months ended April 30, 2026, we received net proceeds of $26.1 million from the repayment and sale of investments, partially offset by investment purchases of $15.1 million. Investment purchases of $15.1 million consisted of $11.5 million of CLO equity investments, $3.1 million of loan accumulation facilities and a fee rebate of $0.5 million. These purchases had a weighted-average effective yield of 15.64% at April 30, 2026, based on the original purchase cost and the effective yield as of period end.
Loan and CLO Market Overview
Loan Market
The six month period ended April 30, 2026 was initially defined by a significant repricing environment for borrowers and sponsors given the lack of significant merger and acquisition activity. Strong CLO creation provided a technical tailwind to the loan market. However starting in January 2026, the technical backdrop started to fade due to the risk of potential AI disruption of software businesses, declining enterprise values, along with persistent inflation concerns, rising tensions in the Middle East and the U.S. Federal Reserve leadership transition. These factors contributed to a decrease in loan levels during the first half of our fiscal year. The Morningstar LSTA U.S. Leveraged Loan Index average bid price was $96.68 on November 1, 2025, and decreased to $95.31 on April 30, 2026, with a high of $96.76 on January 8, 2026, and a low of $94.17 on March 3, 2026.
Because software companies comprise approximately 13% of the LSTA U.S. Leveraged Loan Index, managers were reacting to lower loan prices, fears of ratings downgrades, and in turn, re-underwriting these loans. Loan price declines were most pronounced in late-February through early-March, spurred by these factors. However, into April, we observed signs of technical strength in the loan market due to satisfactory earnings profiles and signs of resilience in the U.S. economy. The first half of fiscal year 2026 ended with the average bid price on software loans at $88.03, compared to the rest of the market at $95.31.
During the six months ended April 30, 2026, issuers reported fourth quarter 2025 and first quarter 2026 earnings and, we noted an acceptable credit profile, with a focus on cost savings, margin sustainability, adoption of AI to enhance efficiency and raw material cost pass-throughs.
We also evaluated inflows/outflows from the two largest segments of the BSL market, CLOs and fund flows. For the six months ended April 30, 2026, CLO inflows totaled $89.5 billion, while fund outflows were $9.5 billion, resulting in net inflow of $80.0 billion. This compares to $98.6 billion of net inflows for the six-month period ending April 30, 2025.
Defaults, as reported by Morningstar U.S. Leveraged Loan Index (excluding distressed exchanges), were range-bound, starting at 1.46% on November 1, 2025 and ending at 1.34% on April 30, 2026. The high-tick during the six months ended April 30, 2026 was 1.46% on November 1, 2025 with a low-tick of 1.23% on December 31, 2025.
CLO Market
During the fourth quarter of 2025, CLO issuance rebounded, driving annual U.S. CLO volume to a new record of $208.8 billion, which surpassed the prior year. Collateral managers priced $55.3 billion of CLOs during the fourth quarter of 2025,
2

supported by lower debt spreads, elevated warehouse activity and sustained demand from a diversified investor base. Strong secondary market liquidity and continued reset and refinancing activity, which reached a record $337 billion during 2025, further reinforced confidence in the asset class.
CLO issuers entered 2026 with a modest pullback in activity as they assessed mounting risks from software-sector disruptions and broader macro and geopolitical uncertainty. While the sharp sell-off in software loans during the first quarter has not yet fully appeared in CLO portfolio sector allocations, managers are expected to adjust allocations in upcoming reporting periods. CLO issuances for the first three months of 2026 totaled $47.0 billion, slightly below the 2025 pace, reflecting the aforementioned risks and uncertainty. At the same time, volatility created relative-value opportunities, with managers selectively buying discounted assets to improve portfolio positioning amid tight arbitrage conditions. CLO issuance trends showed a continued dominance of BSL CLOs, which accounted for roughly 80% of activity, while middle-market CLO formation slowed as direct lenders and BDCs responded to rising credit stress. Investors have increasingly favored new-issue CLOs with lower tech exposure, while deterioration in portfolio metrics, including rising sub-80% price level loan exposure, has complicated reset economics. Meanwhile, elevated liquidations reflected ongoing deal calls due to a more cautious overall market environment.
New issue CLO demand weakened sharply in April 2026, with issuance falling to $5.7 billion, which was the slowest month since December 2023. Primary and secondary spread levels on CLO debt compressed to early 2026 levels, and, as a result, CLO managers shifted focus from new issuances to refinancings, resets and de-risking portfolios. In our opinion, the CLO market has seen further bifurcation in the lower rated mezzanine debt and equity tranches across CLOs, where newer, longer duration bonds with limited software and AI-related exposure are trading at tighter market levels, while shorter duration and tail risk bonds are trading notably wider to market.
Looking ahead, we are more positive on secondary CLO equity and mezzanine debt tranche opportunities, which could benefit from loan price volatility, and may offer more attractive relative value given wider levels as compared to the current primary market. However, we expect to be prudent with our capital allocation as we monitor our above-target leverage position.
About Our Adviser
OFS Capital Management, LLC is our investment adviser and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended
8
, and, as of March 31, 2026, had approximately $4.2 billion of committed assets under management. We believe our adviser is uniquely positioned to manage the Company given its expertise in both investing in structured credit (CLO equity and debt tranches) and managing CLOs, which entails underwriting corporate loans in the broadly syndicated loan market. We believe that our commitment to the strong, long-term performance of OFS Credit is aligned with the interests of our investment adviser who, together with other insiders, owns approximately 4.1% of the Company’s common stock.
We look forward to continuing this dialogue with you over the coming weeks and months and appreciate your continued support.
Chairman and Chief Executive Officer
This letter is intended to assist stockholders in understanding our performance during the six months ended April 30, 2026. The views and opinions in this letter were current as of April 30, 2026. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties, including management’s belief: that reset and refinancing transactions consummated during the quarter will extend and improve the cash flow streams of the affected securities; that secondary CLO equity and mezzanine debt tranche opportunities will benefit from loan price volatility and will offer more attractive relative value given wider levels as compared to the current primary market; that we will be prudent with our capital allocation as we monitor our above-target leverage position; regarding the expertise of the Company’s adviser; and that the Company’s commitment to strong, long-term performance is aligned with the Company’s adviser who, together with affiliated parties, own 4.1% of the Company’s common stock. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. Nothing herein should be relied upon as a representation regarding the future performance or portfolio holdings of the Company. We undertake no duty to update any forward-looking statement made herein.

Weighted based on fair value of total investments as of April 30, 2026. The reinvestment period for loan accumulation facilities is estimated assuming the conversion to a CLO.

Total return based on NAV is calculated assuming shares of common stock were purchased at the NAV at the beginning of the year, distributions were reinvested at a price obtained in the Company’s DRIP, and shares were sold at the ending NAV on the last day of the period.
3

Core NII is a financial measure calculated and presented on a basis of methodology other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Core NII represents net investment income adjusted for differences in applicable cash distributions received on our CLO equity and equity-related investments that have not been optionally redeemed relative to income recognized in accordance with GAAP.
The following table provides a reconciliation of GAAP (as defined below) net investment income to Core NII for the six months ended April 30, 2026:

	Six Months Ended April 30, 2026
	Amount	Per Common Share Amount
Net investment income	$9,858,214	$0.34
CLO equity adjustments	4,734,852	0.17
Core NII	$14,593,066	$0.51

4
CLO equity cash flow yield is calculated as recurring CLO equity and equity-related cash distributions received during the period, excluding return of capital distributions received on CLO equity investments which have been optionally redeemed, divided by the average CLO equity and equity-related investments at cost.
5
Interest income yield is calculated as total investment income earned on the investment portfolio (excluding idle cash interest income) divided by the average total investments at cost.
6
Net interest spread is calculated as the interest income yield less the weighted-average effective interest rate of borrowings during the period. The weighted-average effective interest rate on borrowings is calculated as total interest expense for the period divided by the average daily outstanding principal balance of borrowings for the period.
7
Debt-to-equity ratio is calculated as the total principal of outstanding borrowings divided by total net assets.
8
Registration does not imply a certain level of skill or training.
[Not Part of the Semi-Annual Report]

Important
Information
This report is transmitted to the stockholders of OFS Credit Company, Inc. (“we,” “us,” “our,” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the U.S. Securities and Exchange Commission (“SEC”).
An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of April 30, 2026. Nothing herein should be relied upon as a representation regarding the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.
About OFS Credit Company, Inc.
Investment Objectives and Strategies
We are a non-diversified, externally managed closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Our primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended.
Under normal market conditions, we will invest at least 80% of our assets, or net assets plus borrowings, in floating rate credit-based instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments, which include securities issued by other securitization vehicles, such as credit-linked notes and collateralized bond obligations, or “CBOs”, and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions (“80% Policy”). The 80% Policy is not a fundamental policy of the Company and may be changed by our board of directors (the “Board”) on 60 days’ notice to our stockholders. We define “credit” to consist primarily of the debt investments and instruments described in our 80% Policy.
The CLOs in which we invest, or intend to invest, are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. As part of the 80% Policy, we may also invest in other securities and instruments that are related to these investments or that OFS Capital Management, LLC (“OFS Advisor”) believes are consistent with our investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. Loan accumulation facilities are short-to-medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. Loan accumulation facilities typically incur leverage between three- and six-times equity prior to a CLO’s pricing. The amount that we invest in these other securities and instruments may vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on OFS Advisor’s assessment of prevailing market conditions. The CLO securities in which we will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and subordinated debt securities in which we will, or intend to, invest are highly leveraged (with CLO equity securities typically being leveraged 9 to 13 times), which magnifies our risk of loss on such investments.
These investment objectives are not fundamental policies of ours and may be changed by our Board on 60 days’ notice to our stockholders.

Investment Restrictions
Our investment objectives and our investment policies and strategies, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without stockholder approval.
The following seven investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of our outstanding voting securities:
1.
We may not borrow money, except as permitted by: (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction; or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;
2.
We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;
3.
We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;
4.
We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;
5.
We may not make loans, except to the extent permitted by: (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction; or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;
6.
We may not issue senior securities, except to the extent permitted by: (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction; or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; and
7.
We may not invest in any security if, as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except: (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers); or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by: (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time; and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a CLO, collateralized bond obligation, collateralized debt obligation or a swap or other derivative, will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.
Principal Risks
For a description of the principal risks associated with an investment in us, please refer to Note 10 to the Financial Statements, “Principal Risks”.
Forward-Looking Statements
This report contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:
•
our future operating results;
•
the impact of interest and inflation rates on our business prospects and the prospects of a CLO vehicle’s portfolio companies;
•
our operating policy, investment strategy and their impact on the CLO vehicles in which we invest;
•
the dependence of our future success on financial institutions and the general economy and their impact on the industries in which we invest;
•
the expertise of OFS Advisor;

•
the ability of a CLO vehicle’s portfolio companies to achieve their objectives;
•
our expected financings and investments;
•
the impact of current political, economic and industry conditions, including interest rate and inflation rate changes, the ongoing war between Russia and Ukraine, the escalated armed conflict and heightened regional tensions in the Middle East, activity in South America, the agenda of the U.S. Presidential administration, including the impact of tariff enactment and tax reductions, trade disputes with other countries, instability in the U.S. and international banking systems, the risk of recession or the impact of the prolonged shutdown of U.S. government services and related market volatility, and other conditions affecting the financial and capital markets on our business, financial condition, results of operations and the fair value of our portfolio investments;
•
the general uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the Middle East, the European Union, South America and China;
•
the belief that the Company’s cash and cash equivalent balances are not exposed to any significant credit risk because the Company makes cash and cash equivalent deposits only with high credit quality institutions;
•
the ultimate realization of estimated effective yield and investment cost;
•
the redemption of the outstanding shares of 5.25% Series E Term Preferred Stock, 7.875% Series F Term Preferred Stock or 8.00% Series G Term Preferred Stock or the repurchase by the Company of any shares of its Series E Preferred Stock or Series F Term Preferred Stock under its repurchase program;
•
the potential significant difference in fair value of the investments from the values that would have been used had a ready market or observable inputs existed for such investments, or from the values that may ultimately be received or settled;
•
the expectation that interest income accrued on investments in CLO debt and loan accumulation facilities will be collected in cash;
•
the expectation that we will incur leverage in the amount of approximately 33% to 40% of our total assets over the next 12 months of operations;
•
the realization of significantly less than the value at which a portfolio investment had previously been recorded if we were required to liquidate such investment in a forced or liquidation sale;
•
the belief that the carrying amounts of our financial instruments, such as cash, cash equivalents, receivables and payables approximate the fair value of such items due to the short maturity of such instruments and that such financial instruments are held with high credit quality institutions to mitigate the risk of loss due to credit risk;
•
the belief that certain rating agencies provide broader rating coverage across underlying loan portfolios;
•
the success of our current or future borrowings, or equity offerings to fund the growth of our investment portfolio;
•
the holding period of our investments;
•
the impact of alternative reference rates on our business, including a reduction in the value of certain of our investments;
•
the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions, cybersecurity attacks and the increasing use of artificial intelligence and machine learning technology;
•
the effect of new or modified laws or regulations, including accounting pronouncements and rule issuances, governing our operations; and
•
the timing of cash flows, if any, from our investments.
Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and, as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to make new investments, certain margins and levels of profitability and the availability of additional capital on favorable terms. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this report should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Summary Risk Factors” in this report. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this report. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including Annual and Semi-Annual Reports on Form N-CSR and monthly portfolio investments reports filed on Form N-PORT for the third month of each of our fiscal quarters.

PERFORMANCE
DATA
PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS (Unaudited)
Our common stock is traded on The Nasdaq Capital Market under the symbol “OCCI.” The following table sets forth, for each fiscal quarter during the last two fiscal years and each full fiscal quarter since the beginning of the current fiscal year, the NAV per share of our common stock, the intraday high and low sales prices for our common stock, such sales prices as a percentage of NAV per share, and quarterly distributions per common share. Since our initial public offering, shares of our common stock have traded at a discount and at a premium to the net assets attributable to those shares. As of June 2, 2026, our shares of common stock traded at a discount equal to approximately 11.3% of our NAV per share as of April 30, 2026. It is not possible to predict whether our common stock will trade at, above, or below NAV.

		Price Range		Premium (Discount) of High Sales Price to	Premium (Discount) of Low Sales Price to	Distributions per
Period	NAV (1)	High	Low	NAV (2)	NAV (2)	Share (3)
Fiscal Year 2026
Second Quarter	$3.72	$4.60	$2.62	23.7%	(29.6)%	$0.215
First Quarter	$4.36	$5.15	$4.31	18.1%	(1.1)%	$0.345
Fiscal Year 2025
Fourth Quarter	$5.46	$6.14	$4.55	12.5%	(16.7)%	$0.345
Third Quarter	$6.13	$6.82	$5.77	11.3%	(5.9)%	$0.345
Second Quarter	$6.17	$7.32	$5.26	18.6%	(14.7)%	$0.345
First Quarter	$7.00	$7.58	$6.98	8.3%	(0.3)%	$0.345
Fiscal Year 2024
Fourth Quarter	$7.18	$7.78	$6.52	8.4%	(9.2)%	$0.345
Third Quarter	$7.24	$7.81	$7.00	7.9%	(3.3)%	$0.315
Second Quarter	$7.34	$7.49	$6.63	2.0%	(9.7)%	$0.300
First Quarter	$7.68	$7.25	$5.47	(5.6)%	(28.8)%	$0.300

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding common shares at the end of each period.
(2)
Calculated as the respective high or low intraquarter sales price divided by quarter-end NAV and subtracting 1.
(3)
Represents distributions declared on our common stock during the specified quarter.

FEES AND EXPENSES (Unaudited)
The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly as a stockholder. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown.

Stockholder Transaction Expenses (as a percentage of the offering price)
Sales load (1)	—
Offering expenses borne by the Company (2)	—
Distribution reinvestment plan expenses (3)	$15.00
Total stockholder transaction expenses	—

Estimated Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee (4)	3.19%
Incentive fees payable under our Investment Advisory Agreement (20% of Pre-Incentive Fee Net Investment Income, subject to hurdle) (5)	4.52%
Interest payments on borrowed funds (6)	6.26%
Other expenses (7)	3.01%
Total annual expenses (8)	16.98%

(1)
In the event that the securities are sold to or through underwriters, a prospectus supplement will disclose the applicable sales load, and the “Example” will be updated accordingly.
(2)
The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses as a percentage of the offering price.
(3)
The expenses of the DRIP are included in “other expenses.” The plan administrator’s fees are paid by us. There are no brokerage charges or other charges to stockholders who participate in the plan except that, if a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. See “
—Distribution Reinvestment Plan
”.
(4)
We have agreed to pay OFS Advisor as compensation under the Investment Advisory Agreement a base management fee at an annual rate of 1.75% (0.4375% per quarter) of our Total Equity Base, which means the NAV of shares of our common stock and the paid-in capital of our preferred stock, if any, before the determination of any incentive fees for the applicable quarter. These management fees are paid by our stockholders and are not paid by the holders of preferred stock, or the holders of any other types of securities that we may issue. The base management fee referenced in the table above represents the estimated annualized fee based on our April 30, 2026 NAV of $109.0 million and $89.9 million of paid-in capital on outstanding preferred stock. The estimated base management fee used for the calculation in the table above differs from the actual amount incurred for the six months ended April 30, 2026. See “
—Note 3 Related Party Transactions”
.
(5)
We have agreed to pay OFS Advisor, as compensation under the Investment Advisory Agreement, a quarterly incentive fee equal to 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a quarterly preferred return, or hurdle, of 2.00% of our NAV (8.00% annualized) and a catch-up feature. Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash. No incentive fee is payable to OFS Advisor on realized capital gains. The incentive fee is paid to OFS Advisor as follows:
•
no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of our NAV;
•
100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of our NAV in any calendar quarter (10.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide OFS Advisor with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if Pre-Incentive Fee Net Investment Income meets or exceeds 2.50% of our NAV in any calendar quarter; and
•
20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of our NAV in any calendar quarter (10.00% annualized) is payable to OFS Advisor (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to OFS Advisor).

The estimated incentive fees in the table above assume that incentive fees we incur during the next twelve months remain consistent with the actual incentive fees incurred by us during the six months ended April 30, 2026. Actual portfolio yields, which directly impact incentive fees, may significantly differ in the future. See “
—Note 3 Related Party Transactions”
.
(6)
The estimated “interest payments on borrowed funds” represents annualized dividends to be paid on our $89.9 million of outstanding preferred stock and annualized interest expense on $0 outstanding borrowings under our repurchase agreement with Nomura Securities International, Inc. as of April 30, 2026. It also includes amortization of deferred underwriting discounts, commissions, and offering expenses related to our outstanding preferred stock and repurchase agreement. This amount differs from the actual interest expense incurred during the six months ended April 30, 2026. We may incur, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of preferred stock and other structures and instruments, in significant amounts and on terms that OFS Advisor and our Board deem appropriate, subject to applicable limitations under the 1940 Act. As of April 30, 2026, we were authorized to borrow up to $25.0 million under our repurchase agreement with Nomura Securities International, Inc. Any such borrowings do not include embedded or inherent leverage in CLO structures in which we invest or intend to invest or in derivative instruments in which we may invest. Our borrowing costs would increase in the event that we were to borrow additional money. In the event that we were to issue additional shares of preferred stock, the base management fee as a percentage of our net assets attributable to common stock would increase. See “
—Note 6 Borrowings”
.
(7)
The estimated “other expenses” assumes that other expenses we incur during the next twelve months remain consistent with the actual amounts incurred during the six months ended April 30, 2026. “Other expenses” includes our overhead expenses, including services under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by OFS Capital Services, LLC, our administrator and an affiliate of OFS Advisor. “Other expenses” also includes ongoing administrative expenses to our independent accountants, legal counsel and compensation of independent directors.
(8)
“Total annual expenses” is presented as a percentage of net assets attributable to common stockholders, because the holders of shares of our common stock will bear all of our fees and expenses, all of which are included in this fee table presentation. The indirect expenses that will be associated with our CLO equity investments are not included in the fee table presentation, but if such expenses were included in the fee table presentation, then our total annual expenses would have been 32.80%.
Example*
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would maintain the leverage as set forth above and that our operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Year	5 Year	10 Year
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$120	$334	$517	$867

*
The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown
. While the example assumes a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, and is therefore not included in the example. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by ninety-five percent (95%) the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “
—Distribution Reinvestment Plan
” for additional information regarding our dividend reinvestment plan.

Summary of Certain Portfolio
Characteristics (Unaudited)
As of April 30, 2026
The information below is presented on a look–through basis to the portfolios of the CLO investments held by the Company as of April 30, 2026, and reflects the aggregate underlying principal exposure of the combined portfolio of those investments. The data is estimated and unaudited and is derived from third party sources based on reported information available as of April 30, 2026.

The top ten industries of the underlying obligors on a look-through basis to the Company’s CLO investments reported as of April 30, 2026, are provided below:

Top 10 Industries of Underlying Obligors
Industry Name (as classified by Moody’s)		% of Total
1.	Services: Business	10.9%
2.	High Tech Industries	10.2%
3.	Banking, Finance, Insurance & Real Estate	9.8%
4.	Healthcare & Pharmaceuticals	9.0%
5.	Hotel, Gaming & Leisure	5.5%
6.	Construction & Building	4.5%
7.	Chemicals, Plastics & Rubber	4.0%
8.	Capital Equipment	3.6%
9.	Services: Consumer	3.5%
10.	Beverage, Food & Tobacco	3.2%
	Total	64.2%

The top ten underlying obligors on a look-through basis to the Company’s CLO investments reported as of April 30, 2026, are provided below:

Top 10 Underlying Obligors
Obligor		% of Total
1.	TransDigm Inc.	0.51%
2.	Quikrete Holdings, Inc.	0.45%
3.	Virgin Media Bristol LLC	0.42%
4.	McAfee Corp.	0.42%
5.	Ineos US Finance LLC	0.41%
6.	American Airlines, Inc.	0.40%
7.	Clarios Global LP	0.39%
8.	Caesars Entertainment Inc	0.38%
9.	Clydesdale Acquisition Holdings, Inc.	0.37%
10.	Acrisure, LLC	0.37%
	Total	4.12%

Summary of Certain Portfolio Characteristics (Unaudited)
As of April 30, 2026
The credit ratings distribution of the underlying obligors on a look-through basis to the portfolios of the Company’s CLO investments and other unrated investments reported as of April 30, 2026 is provided below:

(1)
CLO indentures commonly require rating of the underlying collateral by nationally recognized rating agencies. Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group (“S&P”), for comparison and informational purposes. This data represents underlying portfolio characteristics of the Company’s CLO equity portfolio. We have presented the S&P ratings of the underlying collateral of the CLO vehicles in which we are invested at April 30, 2026, because we believe S&P generally provides broader rating coverage across the underlying loan portfolios. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com), which is not part of, or incorporated by reference in, this Semi-Annual Report.
(2)
Underlying obligors with S&P ratings of BBB through AA+, CC through D and unrated obligors comprise 2.3% of all obligors in the aggregate and are excluded from the chart.
The maturity distribution of the underlying obligors on a look-through basis to the portfolios of the Company’s CLO investments and other unrated investments reported as of April 30, 2026 is provided below:

(3)
Underlying obligors with maturity dates in 2034 and beyond comprise less than 1.0% of all obligors and are excluded from the chart.

OFS Credit Company, Inc.
Statement of Assets and
Liabilities

As of April 30, 2026
(Unaudited)
Assets:
Investments, at fair value (amortized cost of $301,855,800)	$197,361,071
Cash and cash equivalents	2,334,934
Interest receivable	349,082
Other assets	325,198
Total assets	200,370,285

Liabilities:
Preferred stock (net of deferred issuance costs of $1,578,081)	88,321,919
Payable to adviser and affiliates	2,453,566
Other liabilities	560,600
Total liabilities	91,336,085

Commitments and contingencies (Note 5)

Net assets	$109,034,200

Net assets consist of:
Common stock, par value of $0.001 per share; 90,000,000 shares authorized and 29,314,350 shares issued and outstanding	$29,314
Paid-in capital in excess of par	224,638,255
Total accumulated losses	(115,633,369)
Total net assets	$109,034,200

Net asset value per common share	$3.72

See Notes to Financial Statements (Unaudited).

OFS Credit Company, Inc.
Statement of
Operations

Six Months Ended April 30, 2026
(Unaudited)
Investment income:
Interest income	$20,181,944

Operating expenses:
Interest expense	4,266,705
Incentive fees	2,464,554
Base management fees	1,951,297
Administration fees	645,645
Professional fees	526,151
Other expenses	469,378
Total operating expenses	10,323,730

Net investment income	9,858,214

Net realized and unrealized gain (loss) on investments:
Net realized loss on investments	(8,103,045)
Net change in unrealized depreciation on investments	(35,537,271)
Net loss on investments	(43,640,316)
Loss on redemption of preferred stock	(13,360)
Net decrease in net assets resulting from operations	$(33,795,462)

Weighted-average common shares outstanding	28,700,140

See Notes to Financial Statements (Unaudited).

OFS Credit Company, Inc.
Statements of Changes in Net
Assets

	Six Months Ended April 30, 2026	Year Ended October 31, 2025
	(Unaudited)
Changes in net assets resulting from operations:
Net investment income	$9,858,214	$22,583,485
Net realized loss on investments	(8,103,045)	(3,606,533)
Net change in unrealized depreciation on investments	(35,537,271)	(28,889,461)
Loss on redemption of preferred stock	(13,360)	—
Net decrease in net assets resulting from operations	(33,795,462)	(9,912,509)

Distributions paid to common stockholders:
Common stock distributions from earnings (Note 2)	(7,278,584)	(14,587,810)
Common stock distributions from return of capital (Note 2)	(8,729,427)	(20,801,391)
Distributions paid to common stockholders	(16,008,011)	(35,389,201)

Capital share transactions:
Proceeds from sale of common stock, net of offering costs	4,089,676	45,075,730
Common stock issued in connection with dividend reinvestment plan	1,724,693	4,642,480
Net increase in net assets resulting from capital transactions	5,814,369	49,718,210

Net increase (decrease) in net assets	(43,989,104)	4,416,500

Net assets at the beginning of the period	153,023,304	148,606,804
Net assets at the end of the period	$109,034,200	$153,023,304

Capital share transactions:
Common stock shares outstanding at the beginning of the period	28,025,822	20,701,251
Sale of common stock shares	825,444	6,544,106
Common stock issued in connection with dividend reinvestment plan	463,084	780,465
Common stock shares outstanding at the end of the period	29,314,350	28,025,822

See Notes to Financial Statements (Unaudited).

OFS Credit Company, Inc.
Statement of
Cash Flows

Six Months E nded April 30, 2026
(Unaudited)
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(33,795,462)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net realized loss on investments	8,103,045
Net change in unrealized depreciation on investments	35,537,271
Loss on extinguishment of preferred stock	13,360
Amortization of deferred debt issuance costs	436,851
Amortization of original issuance discount on investments	(212,333)
Accretion of interest income on investments	(19,558,765)
Purchase of portfolio investments	(15,083,417)
Proceeds from the repayment of portfolio investments	6,893,968
Sale of portfolio investments	19,202,660
Distributions from portfolio investments	24,293,617
Changes in operating assets and liabilities:
Interest receivable	73,506
Other assets	60,376
Payable to adviser and affiliates	(929,869)
Other liabilities	60,172
Net cash provided by operating activities	25,094,980

Cash flows from financing activities:
Proceeds from issuance of common stock, net of commissions and fees	4,094,210
Distributions paid to common stockholders	(14,283,318)
Redemption of preferred stock	(26,000,000)
Payment of deferred financing costs	(77,428)
Net cash used in financing activities	(36,266,536)

Net decrease in cash and cash equivalents	(11,171,556)
Cash and cash equivalents at the beginning of the period	13,506,490
Cash and cash equivalents at the end of the period	$2,334,934

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest on preferred stock	$3,829,854
Supplemental Disclosure of Non-Cash Activities:
Common stock issued in connection with dividend reinvestment plan	$1,724,693
Amortization of deferred offering costs from the issuance of common stock	4,534

See Notes to Financial Statements (Unaudited).

OFS Credit
Company
, Inc.
Schedule of Investments
As of April 30, 2026
(Unaudited)

Company and Investment (1)(2)	Interest Rate / Effective Yield (3)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (4)	Percent of Net Assets
CLO Equity Securities (5)

Allegro CLO XIV, Ltd.
Subordinated Notes	13.24%	8/23/2021	10/15/2038	$8,781,500	$5,433,749	$3,839,780	3.5%

Allegro CLO XV, Ltd.
Subordinated Notes	16.98%	6/10/2022	4/20/2038	5,350,462	3,305,835	2,650,634	2.4%

Allegro CLO XVI, Ltd.
Subordinated Notes	13.67%	4/11/2024	4/25/2037	6,490,084	4,604,407	3,602,462	3.3%

Allegro CLO XVII, Ltd.
Subordinated Notes	17.91%	6/18/2025	7/25/2038	9,670,177	7,301,247	6,800,846	6.2%

Anchorage Capital CLO 1-R, Ltd.
Subordinated Notes (7)(9)	0.00%	10/5/2018	4/13/2031	2,100,000	142,577	20,572	—%

Apex Credit CLO 2020 Ltd.
Subordinated Notes	5.31%	11/16/2020	4/20/2035	6,170,000	5,058,275	2,530,410	2.3%

Apex Credit CLO 2021 Ltd.
Subordinated Notes (6)	0.00%	5/28/2021	7/18/2034	7,140,000	4,075,883	1,213,051	1.1%

Apex Credit CLO 2022-I Ltd.
Subordinated Notes	13.93%	4/28/2022	10/22/2038	14,060,974	8,283,065	5,135,040	4.7%

Apex Credit CLO 2024-I Ltd.
Subordinated Notes	19.24%	3/7/2024	4/20/2036	3,600,000	2,489,258	1,834,032	1.7%

Apex Credit CLO 13 Ltd.
Subordinated Notes	15.28%	1/23/2025	1/22/2039	10,958,237	8,891,765	8,891,765	8.2%

Ares LV CLO Ltd.
Subordinated Notes	20.64%	11/19/2025	10/15/2037	3,800,000	2,294,765	1,964,415	1.8%

Ares LXXIV CLO Ltd.
Subordinated Notes	15.29%	9/12/2024	10/15/2037	10,000,000	7,997,920	6,188,683	5.7%

Atlas Senior Loan Fund X, Ltd.
Subordinated Notes (6)(7)	0.00%	10/5/2018	1/15/2031	5,000,000	1,990,754	—	—%

Atlas Senior Loan Fund XVII, Ltd.
Subordinated Notes	1.96%	9/20/2021	10/20/2034	6,000,000	3,530,153	1,607,620	1.5%

Ballyrock CLO 19 Ltd.

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2026
(Unaudited)

Company and Investment (1)(2)	Interest Rate / Effective Yield (3)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (4)	Percent of Net Assets
Subordinated Notes	21.79%	6/30/2025	4/20/2035	4,300,000	1,760,737	1,485,476	1.4%

Barings CLO Ltd. 2018-II
Subordinated Notes	16.91%	2/19/2025	7/15/2036	4,750,000	2,276,886	1,574,256	1.4%

Battalion CLO IX Ltd.
Subordinated Notes - Income (6)(7)	0.00%	10/10/2018	7/15/2031	1,079,022	408,304	—	—%
Subordinated Notes (6)(7)	0.00%	10/10/2018	7/15/2031	1,770,978	670,114	—	—%
				2,850,000	1,078,418	—	—%
Battalion CLO XI Ltd.
Subordinated Notes (6)	0.00%	3/20/2019	4/24/2034	5,000,000	2,691,059	620,978	0.6%

Battalion CLO XV Ltd.
Subordinated Notes (6)	0.00%	5/04/2023	1/17/2033	3,500,000	1,271,735	382,759	0.4%
Subordinated Notes (6)	0.00%	5/04/2023	1/17/2033	3,500,000	1,271,735	382,759	0.4%
				7,000,000	2,543,470	765,518	0.8%
Battalion CLO XIX Ltd.
Subordinated Notes (6)	0.00%	3/16/2021	4/15/2034	5,000,000	2,061,858	371,385	0.3%

BlueMountain CLO XXVI Ltd.
Subordinated Notes	10.14%	8/9/2024	10/20/2034	4,000,000	2,061,568	1,371,224	1.3%

Bridge Street CLO III Ltd.
Subordinated Notes	34.16%	12/28/2022	10/20/2037	6,900,000	3,457,059	3,888,953	3.6%

Brightwood Capital MM CLO 2023-1, Ltd.
Subordinated Notes	30.82%	9/28/2023	10/15/2035	4,847,312	3,571,469	3,757,514	3.4%

Canyon CLO 2019-1, Ltd.
Subordinated Notes	13.85%	8/22/2024	7/15/2037	1,000,000	517,787	366,082	0.3%

Carlyle US CLO 2021-10, Ltd.
Subordinated Notes	17.61%	5/09/2025	1/20/2038	7,900,342	3,629,249	2,787,682	2.6%

Dryden 38 Senior Loan Fund
Subordinated Notes (7)(9)	0.00%	10/5/2018	7/15/2030	2,600,000	678,062	27,994	—%

Dryden 83 CLO, Ltd.
Subordinated Notes	12.62%	9/17/2024	4/18/2037	21,000,000	9,909,950	7,496,138	6.9%

Dryden 87 CLO, Ltd.
Subordinated Notes	9.51%	6/2/2021	8/20/2038	7,078,500	4,571,051	2,794,163	2.6%

Dryden 95 CLO, Ltd.
Subordinated Notes (6)	0.00%	7/29/2021	8/20/2034	6,000,000	3,867,197	2,159,672	2.0%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2026
(Unaudited)

Company and Investment (1)(2)	Interest Rate / Effective Yield (3)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (4)	Percent of Net Assets
Dryden 98 CLO, Ltd.
Subordinated Notes	4.22%	3/17/2022	4/20/2035	5,500,000	3,661,083	2,049,393	1.9%

Dryden 112 CLO, Ltd.
Subordinated Notes	23.07%	9/4/2024	11/15/2036	11,200,000	6,239,210	5,404,824	5.0%

Dryden 123 CLO, Ltd.
Subordinated Notes	15.84%	4/4/2025	4/15/2038	5,000,000	4,200,955	3,644,520	3.3%

Eaton Vance CLO 2019-1, Ltd.
Subordinated Notes	9.91%	10/1/2024	7/15/2037	26,600,000	12,886,756	8,141,464	7.5%

Elevation CLO 2017-8, Ltd.
Subordinated Notes (7)(9)	0.00%	10/5/2018	10/25/2030	2,000,000	608,687	—	—%

Elevation CLO 2021-12, Ltd.
Subordinated Notes	4.87%	5/26/2021	4/20/2037	4,810,737	2,600,661	1,371,688	1.3%

Elevation CLO 2021-13, Ltd.
Subordinated Notes (6)	0.00%	6/9/2021	7/15/2034	6,026,765	3,250,656	1,171,686	1.1%

Elevation CLO 2021-14, Ltd.
Subordinated Notes	10.66%	10/29/2021	1/20/2038	11,971,482	6,653,696	3,961,888	3.6%

Elevation CLO 2021-15, Ltd.
Subordinated Notes (6)	0.00%	12/23/2021	1/25/2035	9,000,000	4,998,349	1,661,117	1.5%

Empower CLO 2023-3, Ltd.
Subordinated Notes	15.34%	12/21/2023	1/20/2039	10,675,000	7,298,735	5,422,052	5.0%

Empower CLO 2024-1, Ltd.
Subordinated Notes	4.32%	3/20/2024	4/25/2037	5,024,000	3,777,081	2,075,568	1.9%

Empower CLO 2024-2, Ltd.
Subordinated Notes	5.61%	6/26/2024	7/15/2037	1,350,000	1,094,538	652,232	0.6%

Empower CLO 2025-1, Ltd.
Subordinated Notes	12.67%	5/15/2025	7/20/2038	10,450,000	7,379,371	5,801,259	5.3%

Halcyon Loan Advisors Funding 2018-1 Ltd.
Subordinated Notes (7)(9)	0.00%	3/20/2019	7/20/2031	3,000,000	1,190,676	53,317	—%

HarbourView CLO VII, Ltd.
Subordinated Notes (7)(9)	0.00%	10/5/2018	7/18/2031	3,100,000	1,886,533	—	—%

ICG US CLO 2021-3, Ltd.

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2026
(Unaudited)

Company and Investment (1)(2)	Interest Rate / Effective Yield (3)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (4)	Percent of Net Assets
Subordinated Notes	18.31%	8/8/2024	10/20/2034	6,800,000	3,014,209	2,194,685	2.0%

Invesco CLO 2021-2, Ltd.
Subordinated Notes	1.73%	5/24/2024	7/15/2034	6,000,000	2,565,192	946,993	0.9%

Invesco U.S. CLO 2023-1, Ltd.
Subordinated Notes	18.49%	5/31/2024	4/22/2037	9,000,000	6,319,457	4,854,395	4.5%

Jamestown CLO XVI Ltd.
Subordinated Notes (6)	0.00%	7/29/2021	7/25/2034	3,500,000	2,034,979	907,591	0.8%

Kennedy Lewis CLO 14 Ltd. (F/K/A Generate CLO 14 Ltd.)
Subordinated Notes	8.72%	9/27/2024	4/22/2037	21,000,000	15,921,665	9,758,300	8.9%

KKR CLO 35 Ltd.
Subordinated Notes	19.08%	6/5/2025	1/20/2038	7,000,000	4,491,952	3,575,414	3.3%

LCM 31 Ltd.
Subordinated Notes (6)	0.00%	12/18/2020	7/20/2034	1,350,000	680,431	184,651	0.2%

LCM 42 Ltd.
Subordinated Notes	17.17%	12/19/2024	1/15/2038	3,500,000	2,897,322	2,304,133	2.1%

Madison Park Funding XXIX, Ltd.
Subordinated Notes	13.57%	12/22/2020	3/25/2038	1,154,848	541,178	326,716	0.3%

Marble Point CLO XX Ltd.
Subordinated Notes (6)	0.00%	4/9/2021	4/23/2051	5,125,000	2,961,507	1,142,433	1.0%

Marble Point CLO XXI Ltd.
Subordinated Notes	1.93%	8/24/2021	10/17/2051	5,250,000	3,160,939	1,404,376	1.3%

Marble Point CLO XXIII Ltd.
Subordinated Notes	2.79%	12/3/2021	1/22/2052	1,750,000	1,127,362	469,978	0.4%

MidOcean Credit CLO VII Ltd.
Subordinated Notes - Income (7)(9)	0.00%	3/20/2019	7/15/2029	3,275,000	1,047,083	—	—%

New Mountain CLO 2 Ltd.
Subordinated Notes	18.61%	4/1/2025	4/15/2034	11,250,000	6,888,759	5,886,624	5.4%

Niagara Park CLO, Ltd.
Subordinated Notes	14.38%	11/8/2019	1/17/2038	4,500,000	3,097,544	2,032,501	1.9%

Northwoods Capital XI-B, Limited
Subordinated Notes	18.91%	3/31/2025	7/19/2037	34,632,954	7,540,323	7,207,192	6.6%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2026
(Unaudited)

Company and Investment (1)(2)	Interest Rate / Effective Yield (3)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (4)	Percent of Net Assets

OCP CLO 2017-14, Ltd.
Subordinated Notes	8.40%	9/24/2024	7/20/2037	10,000,000	4,269,418	2,328,037	2.1%

Park Blue CLO 2022-I, Ltd.
Subordinated Notes	14.11%	3/18/2025	10/20/2037	10,000,000	6,282,085	4,441,370	4.1%

Park Blue CLO 2022-II, Ltd.
Subordinated Notes	9.05%	9/27/2024	7/20/2037	5,325,000	3,239,245	1,925,240	1.8%

Park Blue CLO 2023-3, Ltd.
Subordinated Notes	16.61%	7/9/2025	4/20/2038	14,500,000	8,285,674	6,375,247	5.8%

PPM CLO 2 Ltd.
Subordinated Notes	5.70%	10/15/2024	4/16/2037	2,000,000	707,790	253,169	0.2%

Regatta XIX Funding Ltd.
Subordinated Notes	20.98%	11/7/2025	10/20/2038	1,000,000	614,937	541,299	0.5%

Rockford Tower CLO 2019-1, Ltd.
Subordinated Notes (6)	0.00%	8/25/2023	4/20/2034	4,500,000	2,058,960	924,777	0.8%

Rockford Tower CLO 2025-1, Ltd.
Subordinated Notes	18.80%	3/7/2025	3/31/2038	8,000,000	5,953,252	5,226,005	4.8%

Signal Peak CLO 7, Ltd.
Subordinated Notes	15.92%	2/4/2025	10/20/2037	5,674,500	2,751,183	1,615,475	1.5%

Sound Point CLO IV-R, Ltd.
Subordinated Notes (6)(7)	0.00%	11/2/2018	4/18/2031	4,000,000	599,847	—	—%

Steele Creek CLO 2022-1, Ltd.
Subordinated Notes	5.47%	3/28/2022	4/15/2038	6,339,779	3,748,346	1,427,122	1.3%

Trimaran CAVU 2021-2 Ltd.
Subordinated Notes	21.83%	8/20/2024	10/25/2034	2,000,000	831,232	722,074	0.7%

Trinitas CLO VIII, Ltd.
Subordinated Notes (6)(7)	0.00%	4/28/2021	7/20/2117	2,800,000	1,248,940	29,251	—%

Vibrant CLO X, Ltd.
Subordinated Notes (7)(9)	0.00%	5/23/2019	10/20/2031	8,000,000	2,720,176	—	—%

Vibrant CLO XIII, Ltd.
Subordinated Notes	10.36%	6/3/2021	1/15/2038	5,000,000	3,745,205	2,012,262	1.8%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2026
(Unaudited)

Company and Investment (1)(2)	Interest Rate / Effective Yield (3)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (4)	Percent of Net Assets
Vibrant CLO XV, Ltd.
Subordinated Notes	13.85%	8/21/2023	1/20/2035	4,000,000	2,375,002	1,598,579	1.5%

Voya CLO 2017-4, Ltd.
Subordinated Notes (7)(9)	0.00%	10/05/2018	10/15/2030	1,000,000	279,656	—	—%

Wellfleet CLO 2021-1, Ltd.
Subordinated Notes	9.13%	7/30/2025	4/20/2034	4,830,000	1,588,383	1,014,846	0.9%

Wildwood Park CLO, Ltd.
Subordinated Notes	13.74%	11/5/2024	10/20/2037	5,000,000	4,080,300	3,070,037	2.8%

Zais CLO 3, Limited
Subordinated Notes - Income (6)(7)	0.00%	10/10/2018	7/15/2031	1,038,255	491,947	—	—%
Subordinated Notes (6)(7)	0.00%	10/10/2018	7/15/2031	1,761,745	834,659	—	—%
				2,800,000	1,326,606	—	—%

Total CLO Equity Securities				$536,912,653	$298,798,599	$193,858,125	177.8%

Loan Accumulation Facilities (10)
Dryden 128 CLO, Ltd.
Loan Accumulation Facility (11)	0.00%	6/2/2025	11/22/2026	$1,295,167	$1,295,167	$1,295,167	1.2%

Total Loan Accumulation Facilities				$1,295,167	$1,295,167	$1,295,167	1.2%

Other CLO equity-related investments
CLO other (8)					$1,762,034	$2,207,779	2.0%

Total Investments				$538,207,820	$301,855,800	$197,361,071	181.0%

Cash Equivalents
First American Treasury Obligations Fund Class Z (12)	3.54%			$2,334,934	$2,334,934	$2,334,934	2.1%

Total Investments and Cash Equivalents				$540,542,754	$304,190,734	$199,696,005	183.1%

(1)
These investments are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933, as amended.
(2)
The Company does not “control” and is not an “affiliate” of any of its portfolio investments, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio investment if it owned 25% or more of its voting securities and would be an “affiliate” of a portfolio investment if the Company owned 5% or more of its voting securities.
(3)
The rate disclosed on CLO equity and equity-related securities is the estimated effective yield, generally established at purchase, and re-evaluated upon the receipt of the initial distribution and each subsequent quarter thereafter. The estimated effective yield is based upon projected amounts and timing of future distributions and the projected amounts and timing of terminal principal payments at the time of estimation. The estimated effective yield and investment cost may ultimately not be realized. Projected cash flows, including the amounts and timing of terminal principal payments, which generally are projected to occur prior to the contractual maturity date,

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2026
(Unaudited)
were utilized in deriving the effective yield of the investments. The rate disclosed on Loan Accumulation Facilities (as defined in footnote 10 below) represents the estimated yield to be earned on the investment through estimated redemption. As of April 30, 2026, the Company’s weighted-average effective yield on its total investments, based on current amortized cost, was 11.64%. Excluding optionally redeemed CLOs, the weighted average effective yield on total investments, based on current amortized cost, was 11.98%.
(4)
The fair value of all investments was determined in good faith by OFS Advisor using significant, unobservable inputs. The fair value of the investments may differ significantly from the values that would have been used had a ready market or observable inputs existed for such investments and may differ materially from the values that may ultimately be received or settled.
(5)
Subordinated notes and income notes are considered CLO equity securities. CLO equity securities are entitled to recurring distributions, which are generally equal to the residual cash flow payments made by underlying securities of the CLO less contractual payments to debt holders and CLO-fund expenses, subject to compliance with coverage tests and other provisions of the respective CLO indenture, as applicable.
(6)
As of April 30, 2026, the effective accretable yield has been estimated to be 0%, as the aggregate amount of projected distributions, including projected distributions related to liquidation of the underlying portfolio upon the security’s anticipated redemption, is less than current amortized cost. Projected distributions are monitored and re-evaluated quarterly. All actual distributions received will be recognized as reductions to amortized cost until such time, if and when occurring, a future aggregate amount of then-projected distributions exceeds the security’s then-current amortized cost.
(7)
Non-income producing. The Company has not recognized income on the security during the prior twelve-month period preceding the period-end date.
(8)
Fair value represents discounted cash flows associated with fee rebates earned from CLO equity-related investments.
(9)
As of April 30, 2026, the investment has been optionally redeemed and is in the process of liquidating. Commencing on the optional redemption date, the Company stops accruing interest income and remaining residual distributions are recognized as a return of capital up to the amount of current amortized cost, and realized gain for any amounts received in excess of current amortized cost, if applicable.
(10)
“Loan Accumulation Facilities” are financing structures intended to aggregate loans that are expected to form part of the portfolio of a future CLO. Investments in Loan Accumulation Facilities generally earn returns equal to the actual income earned on facility assets less costs and fees incurred on senior financing and manager costs. Income and return of capital distributions from investments in Loan Accumulation Facilities are generally received upon the earlier of the closing of the CLO securitization or liquidation of the underlying portfolio.
(11)
As of April 30, 2026, the Loan Accumulation Facility was redeemed and the collateral manager is in the process of liquidating the underlying portfolio. The Company expects to receive its full principal amount plus accrued income.
(12)
Represents cash equivalents held in a money market fund as of April 30, 2026.

See Notes to Financial Statements (Unaudited).

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

Note 1.
Organization
OFS Credit Company, Inc. (the “Company”) is a Delaware corporation formed on September 1, 2017 and commenced operations on October 10, 2018. The Company is a non-diversified, externally managed closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment adviser is OFS Capital Management, LLC (“OFS Advisor”), a wholly owned subsidiary of Orchard First Source Asset Management, LLC (“OFSAM”).
The Company’s primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. Under normal market conditions, the Company invests at least 80% of its assets in floating rate credit instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments, which include securities issued by other securitization vehicles, such as credit-linked notes and collateralized bond obligations, or “CBOs”, and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions (“80% Policy”). The 80% Policy is not a fundamental policy of the Company and may be changed by our Board on 60 days’ notice to the Company’s stockholders. The Company defines “credit” to consist primarily of the debt investments and instruments described in its 80% Policy.
The CLOs in which the Company invests are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle, often provided by the bank that will serve as the placement agent or arranger on a CLO transaction (each, a “Loan Accumulation Facility”).
Note 2. Basis of Presentation and Summary of Significant Accounting Policies
Basis of presentation:
The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), including the provision Accounting Standards Codification (“ASC”) Topic 946,
Financial Services—Investment Companies
, and the reporting requirements of the 1940 Act and Article 6 of Regulation S-X. In the opinion of management, the financial statements include all adjustments, consisting only of normal and recurring accruals and adjustments, necessary for fair presentation in accordance with GAAP.
Use of estimates:
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Accounting estimates significant to the financial statements include the recurring fair value and accretable yield estimates. Actual results could differ significantly from those estimates.
Cash and cash equivalents:
Cash consists of cash deposits held at U.S. Bank Trust Company, National Association, and cash equivalents consist of highly liquid money market funds. Cash equivalents are classified as Level 1 assets under ASC 820 and are carried at amortized cost, which approximates fair value. The Company’s cash and cash equivalents are maintained with U.S. Bank Trust Company, National Association, a member bank of the Federal Deposit Insurance Corporation (“FDIC”), and such balances generally exceed the FDIC insurance limits. The Company does not believe it is exposed to any significant credit risk related to its cash and cash equivalent balances.
The Company had the following cash and cash equivalents as of April 30, 2026:

Cash	$—
Cash equivalents	2,334,934
Total cash and cash equivalents	$2,334,934

Investments:
The Company applies fair value accounting in accordance with ASC Topic 820,
Fair Value Measurements
, which defines fair value, establishes a framework to measure fair value, and requires disclosures regarding fair value measurements. Fair value is defined as the price to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is determined through the use of models and other valuation techniques, valuation inputs, and assumptions market participants would use to value the investment. Highest priority is given to prices for identical assets

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

quoted in active markets (Level 1) and the lowest priority is given to fair value estimates based on unobservable inputs (Level 3). The availability of observable inputs can vary significantly and is affected by many factors, including the type of product, whether the product is new to the market, whether the product is traded on an active exchange or in the secondary market and current market conditions. To the extent that the valuation is based on less observable or unobservable inputs, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by OFS Advisor in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs), which comprise the entirety of the Company’s investments.
In addition, OFS Advisor regularly assesses whether arm’s-length transactions have occurred in portfolio securities, including the Company’s own transactions in such securities, the executed trade prices (“Transaction Prices”) of which may—depending on the size of the transactions, identifiable market participants, and other factors—be considered reasonable indications of fair value for a period of time of up to six months after the transaction date or until the initial payment date.
Material changes to OFS Advisor’s valuation policy are reviewed and approved by management and the Company’s board of directors (the “Board”). As the Company’s investments change, markets change, new products develop, and valuation inputs become more or less observable, OFS Advisor, as the valuation designee, will continue evaluating its valuation methodologies.
The Company primarily invests in equity and junior debt tranches of CLO investment vehicles, Loan Accumulation Facilities and other credit-related investments. The Company considers underlying investment portfolio performance metrics, including prepayment rates, default rates, loss-on-default and recovery rates, and estimated market yields as a primary source for discounted cash flow fair value estimates, supplemented by actual trades executed in the market at or around period-end, as well as indicative prices provided by broker-dealers in its estimate of the fair value of such investments. The Company also considers operating metrics, typically included in the governing documents of CLO vehicles, including collateralization tests, concentration limits, defaults, restructuring activity and prepayment rates on the underlying loans, if applicable. The Company engages a third-party valuation firm to provide assistance to OFS Advisor in determining the fair value of the majority of its investments.
See Note 4 for additional disclosures of the Company’s fair value measurements of its financial instruments.
Reportable segments:
The Company has determined it operates through a single operating and reporting segment with a primary investment objective to generate current income, with a secondary objective to generate capital appreciation. The Company identified its Chief Executive Officer as the chief operating decision maker (“CODM”). The CODM assesses the performance and makes operating decisions of the Company primarily based on the Company’s net increase (decrease) in net assets resulting from operations. As the Company’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying statement of assets and liabilities and the significant segment expenses are listed on the statement of operations.
Investment Income
Interest income
: Interest income from investments in CLO equity and equity-related securities is recognized on the basis of the estimated effective yield to expected redemption utilizing assumed cash flows in accordance with ASC Subtopic 325-40,
Beneficial Interests in Securitized Financial Assets
. The Company monitors the estimated cash flows from its CLO equity investments, and the accretable yields are generally established at purchase, and re-evaluated upon the receipt of the initial distribution and each subsequent quarter thereafter. Expected cash flows inherent in the Company’s estimates of accretable yields are based on expectations of defaults and loss-on-default severity, prepayment speeds, reinvestment parameters, as well as other loan-performance assumptions, impacting the loans in the underlying CLO portfolios, as well as the estimated timing of redemption and the associated liquidation price of the terminal principal payment upon redemption. These assumed cash flows represent significant estimates and are subject to a reasonable possibility of near-term change due to economic and credit market conditions, and the effect of these changes could be material. The Company ultimately may not realize income accreted on CLO equity securities.
Further, the Company may receive other CLO equity-related securities in the form of fee rebates in connection with the Company’s acquisition of, subsequent amendment to, or restructuring of, CLO equity investments. The Company determines the cost basis of the fee rebate security based on its estimated fair value relative to the fair value of the CLO equity investment and other securities or consideration received. Interest income on CLO equity-related securities is recognized on the basis of the estimated effective yield in accordance with ASC 325-40.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

Interest income from investments in Loan Accumulation Facilities is recognized on an accrual basis based on an estimated yield. Income notes associated with Loan Accumulation Facilities generally earn returns equal to the actual income earned on facility assets less costs of senior financing and manager costs. Interest income is generally received upon the earlier of the closing of the CLO securitization or liquidation of the underlying portfolio. The Company periodically evaluates the realizability of such amounts and, if necessary, subsequently adjusts the estimated yield. For the six months ended April 30, 2026, the Company recognized interest income of $226,801 from Loan Accumulation Facility investments. As of April 30, 2026, the Company had accrued interest income of $349,082 from Loan Accumulation Facilities included in interest receivable on the statement of assets and liabilities.
Interest income from investments in CLO debt is recognized on an accrual basis to the extent such amounts are expected to be collected and reported as interest receivable until collected. Interest income is accrued based on the outstanding principal amount on the schedule of investments and the contractual terms of the CLO indenture. Amortization of premiums or accretion of discounts on CLO debt investments are recognized as an adjustment to interest income over the expected life of the respective debt investment. Management reviews, for placement on non-accrual status, all CLO debt securities that become past due with respect to interest, and/or when there is reasonable doubt that principal or cash interest will be collected. When a CLO debt security is placed on non-accrual status, accrued and unpaid cash interest is reversed. Additionally, premiums and discounts are no longer recognized as of the date the security is placed on non-accrual status. Depending upon management’s judgment, interest payments subsequently received on non-accrual investments may be recognized as interest income or applied as a reduction to amortized cost. Interest accruals and discount accretion are resumed on non-accrual investments only when they are brought current with respect to interest payments and, in the judgment of management, it is probable that the Company will collect all principal and interest from the investment. As of April 30, 2026, the Company had no CLO debt investments on non-accrual status.
Net realized and unrealized gain or loss on investments
: Investment transactions are reported on a trade-date basis. Unsettled trades as of the balance sheet date are reported as payable for investments purchased or receivable for investments sold. Primary market new issue trades or resets are recorded on the closing and issuance of the security. Realized gains and losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment on a specific-identification basis.
An optional redemption feature of a CLO allows a majority of the holders of the CLO equity securities issued by the CLO issuer, after the end of a specified non-call period, to cause the redemption of the CLO equity securities issued by the CLO with proceeds paid either through the liquidation of the CLO’s assets or through a refinancing with new debt. The optional redemption is effectively a voluntary prepayment of the CLO equity securities issued by the CLO prior to the stated maturity of such securities. When the optional redemption feature has been exercised on a CLO equity security, distributions received are first recorded as a return of capital until its cost basis is reduced to zero and then as realized gains thereafter. The principal amount of the CLO equity security is not reduced for distributions received until the security is fully redeemed. Commencing on the optional redemption date, the Company ceases accruing income on its CLO equity securities that will be redeemed. CLO equity securities that have been optionally redeemed are realized when the deal has been fully liquidated and discharged. As of April 30, 2026, the Company held eight CLO equity securities, which had been optionally redeemed, with an amortized cost and fair value of $8,553,450 and $101,883, respectively.
Investments are reported at fair value as determined in good faith by OFS Advisor, under the active supervision of the Board. See Note 4 for additional information. The Company reports changes in the fair value of investments as change in net unrealized appreciation (depreciation) on investments in the statement of operations.
Deferred issuance costs:
Deferred issuance costs represent underwriting discounts, fees and other direct incremental costs incurred in connection with the Company’s mandatorily redeemable preferred stock and borrowings under its Repurchase Agreement (as defined in Note 6). Deferred issuance costs are presented as a direct reduction of the Company’s mandatorily redeemable preferred stock on the consolidated statements of assets and liabilities, while deferred issuance costs associated with the Repurchase Facility are included in other assets on the consolidated statements of assets and liabilities. Deferred issuance costs are amortized to interest expense over the term of the related borrowing.
Deferred offering costs:
Offering costs include legal, accounting and other expenses pertaining to the registration of securities. Offering costs are deferred and, as the registration statement capacity is utilized and securities are sold, a portion of the costs are charged as a reduction to capital when a common stock offering occurs or as common stock is issued under an equity distribution agreement, or allocated to deferred issuance costs when a preferred stock or debt offering occurs. Deferred costs are periodically reviewed and charged to expenses if the related registration statement is withdrawn or if an offering is unsuccessful.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

Interest expense:
Contractual interest expense on the Company’s borrowings is recognized as interest expense on the consolidated statements of operations. Interest expense is recorded on an accrual basis as incurred. Due to its mandatory redemption requirements, the Company accounts for its preferred stock as liabilities under ASC Topic 480,
Distinguishing Liabilities from Equity,
and as a result, its dividends are recorded as interest expense on the statement of operations.
Income taxes:
The Company has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for tax treatment as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements, and timely distribute at least 90% of its annual investment company taxable income (“ICTI”), to its stockholders. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which generally relieves the Company from U.S. federal income taxes.
The Company may be liable for 4% excise tax on a portion of income unless it timely distributes at least 98% of its ICTI, or 98.2% of net capital gains, to its stockholders. However, the Company may choose to retain a portion of ICTI in an amount less than that which would trigger U.S. federal income tax liability under Subchapter M of the Code. Excise taxes are recognized when the Company determines it is probable distributions of estimated taxable income will not meet the distribution thresholds for avoidance of such tax. See Note 7 for additional details.
The Company evaluates tax positions taken in the course of preparing its tax returns to determine whether they are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold could result in greater and undistributed ICTI, income and excise tax expense, and, if involving multiple years, a re-assessment of the Company’s RIC status. GAAP requires recognition of accrued interest and penalties related to uncertain tax benefits as income tax expense. There were no uncertain income tax positions at April 30, 2026. The current and prior three tax years remain subject to examination by U.S. federal and most state tax authorities.
In December 2023, the Financial Accounting Standards Board (“FASB”) issued
Income Taxes (Topic 740), Improvements to Income Tax Disclosures
(“ASU 2023-09”). ASU 2023-09 amended Topic 740 to, among other things, require on an annual basis, the disclosure of additional income tax information related to the Company’s effective tax rate reconciliation and income taxes paid. The Company has adopted ASU 2023-09 on a prospective basis for its fiscal year ending October 31, 2026.
Distributions:
Distributions to stockholders are recorded on the applicable record date. The amount, timing and form of distributions is determined by the Board. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. Distributions paid in excess of current or accumulated ICTI and net realized gains are generally considered returns of capital to stockholders.
Net investment income determined in accordance with tax regulations may differ from net investment income for financial reporting purposes. Differences may be temporary or permanent. Permanent differences result in a reclassification between capital accounts. Additionally, certain short-term capital gains may be reported as ordinary income for tax purposes. Distributions paid by the Company in accordance with RIC requirements are subject to re-characterization for tax purposes.
The tax character of distributions paid to stockholders, as set forth in the statements of changes in net assets and in the financial highlights, reflect estimates made by the Company as our fiscal year end differs from the calendar year period on which the character of distributions is determined for Form 1099-DIV reporting purposes. Actual results may vary as the tax character of distributions is unknown until it is determined annually as of the end of each calendar year and, if required, reported to stockholders on Form 1099-DIV. Accordingly, the final tax character of distributions may differ materially from the estimates presented herein.
Issuance of common stock:
The sale and issuance of common stock shares pursuant to the Company’s At-the-Market Offering (as defined in Note 9) are recorded on the trade date. Such shares generally settle one business day following the trade date and are entitled to distributions on applicable record dates following settlement. Unsettled share issuances are accrued and are included in receivable for common stock sold on the statement of assets and liabilities. Shares issued under the dividend reinvestment plan are recorded on the applicable dividend payment date.
Concentration of credit risk:
Aside from the Company’s investments, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalent deposits at financial institutions. At various times during the year, the Company’s cash and cash equivalent deposits exceed the FDIC insured limit. The Company places cash and cash equivalent deposits only with high credit quality institutions, which OFS Advisor believes will mitigate the risk of loss due to credit risk. Management believes the risk of loss related to the Company’s cash and cash equivalent deposits is minimal. If underlying funds and managers fail to perform according to the terms of the indentures and collateral management agreements and the collateral or other security for those instruments proved to be of no value to the Company, the

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

amount of loss due to credit risk from the Company’s investments is equal to the Company’s recorded investments and, if applicable, the unfunded commitments disclosed in Note 5.
New Accounting Pronouncements and Rule Issuances
In November 2024, the FASB issued
ASU 2024-03, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures
(“ASU 2024-03”), which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, within relevant income statement captions. ASU 2024-03 is effective for fiscal years beginning after December 15, 2026, and interim periods beginning with the first quarter ended March 31, 2028. Early adoption and retrospective application is permitted. The Company is currently assessing the impact of this guidance, however, the Company does not expect a material impact on its financial statements.
Note 3. Related Party Transactions
Investment Advisory and Management Agreement:
OFS Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company pursuant to an investment advisory and management agreement (the “Investment Advisory Agreement”). On June 4, 2026, the Board unanimously voted to approve the continuation of the Investment Advisory Agreement for one year. Under the terms of the Investment Advisory Agreement, OFS Advisor is responsible for: (i) determining the composition of the portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes; (ii) identifying, evaluating and negotiating the structure of the investments made (including performing due diligence on prospective investments); (iii) closing and monitoring the investments made; and (iv) providing other investment advisory, research and related services as required. OFS Advisor is a subsidiary of OFSAM and a registered investment advisor under the Investment Advisers Act of 1940, as amended. OFS Advisor’s services under the Investment Advisory Agreement are not exclusive, and it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to the Company are not impaired. OFS Advisor also serves as the investment adviser to other funds, separately-managed accounts and other assets, including OFS Capital Corporation and Hancock Park Corporate Income, Inc. Additionally, OFS Advisor serves as a sub-advisor to investment companies managed by an affiliate.
OFS Advisor receives fees for providing services, consisting of two components: a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”). The Base Management Fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of the Company’s “Total Equity Base”, defined as the sum of the net asset value of the Company’s common stock and the paid-in capital of the Company’s preferred stock. Base Management Fees are paid by the holders of our shares of common stock and are not paid by holders of preferred stock, or the holders of any other types of securities that the Company may issue. Base Management Fees for any partial calendar quarter are prorated based on the number of days in such quarter. The Base Management Fee does not increase when the Company borrows funds (debt), but will increase if the Company issues preferred stock. The Base Management Fee is calculated before the determination of any Incentive Fee for the quarter, as further described below.
The Incentive Fee is calculated and payable quarterly in arrears and equals 20% of the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the administrative services agreement to OFS Capital Services, LLC (“OFS Services”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes accrued income that the Company has not yet received in cash, as well as any such amounts received (or accrued) in kind. Pre-Incentive Fee Net Investment Income does not include any capital gains or losses, and no incentive fees are payable in respect of any capital gains and no incentive fees are reduced in respect of any capital losses.
In calculating the Incentive Fee for any given calendar quarter, Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s NAV at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.0% of the Company’s NAV per quarter (8.0% annualized) (the “Hurdle Rate”). For such purposes, the Company’s quarterly rate of return is determined by dividing its Pre-Incentive Fee Net Investment Income by its reported NAV as of the prior period end. The Company’s net investment income used to calculate this part of the incentive fee is also included in the calculation of the Total Equity Base which is used to calculate the Base Management Fee. The Incentive Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:
(A)
no Incentive Fee in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.0% of NAV;

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

(B)
100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.5% of NAV in any calendar quarter (10.0% annualized). The Company refers to this portion of the Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.5% of our NAV) as the “catch-up.” The “catch-up” is meant to provide OFS Advisor with 20% of Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.5% of NAV in any calendar quarter; and
(C)
20.0% of that portion of the Company’s pre-Incentive Fee net investment income, if any, with respect to which the rate of return exceeds 2.5% in such quarter (10.0% annualized) is payable to OFS Advisor (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is due to OFS Advisor).
There will be no accumulation of amounts on the Hurdle Rate from quarter to quarter, no claw back of amounts previously paid if the rate of return in any subsequent quarter is below the Hurdle Rate and no delay of payment if the rate of return in any prior quarters was below the Hurdle Rate. Incentive Fees will be adjusted for any share issuances or repurchases during the calendar quarter, and any partial quarter Incentive Fee will be prorated based on the number of days in such quarter.
Administration Agreement:
OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for the Company to operate. OFS Services furnishes the Company with office facilities and equipment, necessary software licenses and subscriptions, and clerical, bookkeeping and record keeping services at such facilities pursuant to an administrative services agreement (the “Administration Agreement”). On June 4, 2026, the Board unanimously voted to approve the continuation of the Administration Agreement for one year. Under the Administration Agreement, OFS Services performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and all other reports and materials required to be filed with the Securities and Exchange Commission or any other regulatory authority. In addition, OFS Services assists the Company in determining and publishing its NAV, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Payment under the Administration Agreement is equal to an amount based upon the Company’s allocable portion (subject to the review and approval of the Board) of OFS Services’s overhead in performing its obligations under the Administration Agreement, including, but not limited to, rent, information technology services and the Company’s allocable portion of the cost of its officers, including its chief executive officer, chief financial officer, chief compliance officer, corporate secretary and their respective staffs. To the extent that OFS Services outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without profit to OFS Services. The Administration Agreement may be renewed annually with the approval of the Board, including a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.
Equity Ownership:
As of April 30, 2026, OFS Advisor and its affiliates held 1,210,622 shares of common stock, which is approximately 4.1% of the Company’s outstanding shares of common stock.
Expenses recognized under agreements with OFS Advisor and OFS Services and distributions paid to affiliates for the six months ended April 30, 2026 are presented below:

Incentive fees	$2,464,554
Base management fees	1,951,297
Administration fees	645,645
Common stock distributions paid to affiliates	624,966

OFS Advisor, may, from time to time and in its sole discretion, pay some or all of the commissions payable under the Equity Distribution Agreement (as defined in Note 9) or make additional supplemental payments to ensure that the sales price per share of the Company’s common stock in connection with the At-the-Market Offering (as defined in Note 9) will not be less than its current NAV per share. Any such payments made by the OFS Advisor will not be subject to reimbursement by the Company. During the six months ended April 30, 2026, OFS Advisor made supplemental payments of $30,947.
Note 4. Fair Value of Financial Instruments
The Company’s investments are carried at fair value and determined in accordance with ASC 820 and a documented valuation policy that is applied in a consistent manner. Pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”), the Board designated OFS Advisor as the valuation designee to perform fair value determinations relating to the Company’s investments, and the Board

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

maintains oversight of OFS Advisor in its capacity as valuation designee, as prescribed in Rule 2a-5. The Company engages a third-party valuation firm to provide assistance to OFS Advisor in determining the fair value for a majority of its investments.
As of April 30, 2026, all of the Company’s investments are classified as Level 3 under ASC Topic 820
.
The following table presents the fair value measurements of the Company’s investments and cash equivalents and indicates the fair value hierarchy of the significant inputs utilized by the Company to determine such fair values as of April 30, 2026:

Description	Level 1	Level 2	Level 3	Total
CLO Equity	$—	$—	$193,858,125	$193,858,125
Loan Accumulation Facilities	—	—	1,295,167	1,295,167
Other CLO Equity-Related Investments	—	—	2,207,779	2,207,779
Total investments	—	—	197,361,071	197,361,071
Cash equivalents	2,334,934	—	—	2,334,934
Total investments and cash equivalents, at fair value	$2,334,934	$—	$197,361,071	$199,696,005

The following table provides the primary quantitative information about valuation techniques and the Company’s significant unobservable inputs to its Level 3 fair value measurements.
In addition to the techniques and unobservable inputs noted in the table below and in accordance with OFS Advisor’s valuation policy, OFS Advisor, as valuation designee, may also use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investment assets. The table below is not intended to be all-inclusive and only presents the most significant unobservable input(s) relevant to the valuation designee’s determination of fair value.

Investment Type	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted average) (1)
CLO Equity	$184,864,476	Discounted Cash Flows (2)	Constant Default Rate (3)	2.00% - 3.00% (2.02%)
			Constant Prepayment Rate	20.00% - 20.00% (20.00%)
			Reinvestment Spread - SOFR	2.75% - 6.00% (3.14%)
			Reinvestment Price	99.00% - 99.50% (4)
			Reinvestment Floor	0.50% - 0.75% (0.51%)
			Recovery Rate	65.00% - 65.00% (65.00%)
			Discount Rate	10.00% - 65.00% (19.30%)
CLO Equity	8,891,766	Market Approach	Transaction Price
CLO Equity	101,883	Market Approach	NAV Liquidation (5)

Loan Accumulation Facilities	1,295,167	Market Approach	NAV Liquidation (5)

Other CLO equity- related investments	1,730,313	Discounted Cash Flows (2)	Discount Margin	7.60% - 10.00% (8.92%)
Other CLO equity- related investments	477,466	Market Approach	Transaction Price
Total	$197,361,071

(1)
Weighted average is calculated based on the fair value of investments.
(2)
The cash flows utilized in the discounted cash flow calculations assume: (i) liquidation of (a) certain distressed investments and (b) all investments currently in default held by the issuing CLO at their current market prices; and (ii) redeployment of proceeds at the issuing CLO’s assumed reinvestment rate.
(3)
In addition to the constant default rate, the valuation also includes an assumption for underlying loans with a bid price less than 70% of par. For such loans, it was assumed the loan will default in 12 months and recover at the market bid price as of the valuation date.
(4)
A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.
(5)
NAV liquidation represents the fair value, or estimated expected residual value, of the investment.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market or observable inputs existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions, and otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company might realize significantly less than the value at which such investment had previously been recorded, and the Company may realize significant realized losses of invested capital. The Company’s investments are subject to market risk as a result of economic and political developments, including impacts from interest rate and inflation rate changes, the ongoing war between Russia and Ukraine, the escalated armed conflict and heightened regional tensions in the Middle East, activity in South America, the agenda of the U.S. Presidential administration, including the impact of tariff enactment and tax reductions, trade disputes with other countries, instability in the U.S. and international banking systems, the risk of recession or the impact of the prolonged shutdown of U.S. government services and related market volatility. Market risk is directly impacted by the volatility and liquidity in the markets in which certain investments are traded and can affect the fair value of the Company’s investments. Changes in interest rates enacted by the U.S. Federal Reserve may impact the Company’s investment income, cost of funding and the valuation of its investment portfolio.
The following table presents changes in the investment measured at fair value using Level 3 inputs for the six months ended April 30, 2026:

	CLO Equity	CLO Debt	Loan Accumulation Facilities	Other CLO Equity - Related Investments	Total
Level 3 assets, October 31, 2025	$241,189,099	$3,969,642	$9,458,680	$1,919,696	$256,537,117
Net realized loss on investments	(8,017,856)	—	(85,189)	—	(8,103,045)
Net change in unrealized appreciation (depreciation) on investments (1)	(35,310,243)	(210,233)	7,800	(24,595)	(35,537,271)
Accretion of interest income on investments	19,417,866	—	—	140,899	19,558,765
Amortization of original issuance discount on investments	—	212,333	—	—	212,333
Purchase of portfolio investments (2)	11,502,600	—	3,122,167	458,650	15,083,417
Proceeds from the repayment of portfolio investments	(147,626)	(3,971,742)	(2,774,600)	—	(6,893,968)
Sale of portfolio investments	(10,768,969)	—	(8,433,691)	—	(19,202,660)
Distributions from portfolio investments	(24,006,746)	—	—	(286,871)	(24,293,617)
Level 3 assets, April 30, 2026	$193,858,125	$—	$1,295,167	$2,207,779	$197,361,071

(1)
For the six months ended April 30, 2026, the net change in unrealized depreciation in the Company’s statement of operations attributable to the Company’s Level 3 assets still held at the end of the period was $39,138,275.
(2)
Includes proceeds of $1,069,767 from the repayment of Loan Accumulation Facility investments reinvested in the associated CLO securities.
Portfolio Concentration:
The following table presents the Company’s investments based on fair value managed by a single collateral manager that comprise greater than 10% of the Company’s total net assets as of April 30, 2026:

	Amortized		Percentage of Total
Collateral Manager (Investment Series)	Cost	Fair Value	Fair Value	Net Assets
PGIM, Inc. (Dryden)	$34,422,675	$24,871,871	12.6%	22.8%
Apex Credit Partners LLC (Apex)	29,415,754	20,207,253	10.2%	18.5%
AXA Investment Managers (Allegro)	20,645,238	16,893,722	8.6%	15.5%
Empower Capital Management, LLC (Empower)	19,759,072	14,161,481	7.2%	13.0%
Centerbridge Credit Funding Advisors, LLC (Park Blue)	17,807,004	12,741,857	6.5%	11.7%
Total	$122,049,743	$88,876,184	45.0%	81.5%

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

Other Financial Assets and Liabilities
GAAP requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments, such as cash, cash equivalents, receivables and payables approximate the fair value of such items due to the short maturity of such instruments and that such financial instruments are held with high credit quality institutions to mitigate the risk of loss due to credit risk.

The following table presents the carrying values and fair values of the Company’s borrowings as of April 30, 2026:

Description	Carrying Value (1)	Fair Value
5.25% Series E Term Preferred Stock	$34,836,236	$34,668,200
7.875% Series F Term Preferred Stock	29,109,784	29,935,880
8.00% Series G Term Preferred Stock	24,375,899	25,034,504
Repurchase Facility (2)	—	—
Total borrowings	$88,321,919	$89,638,584

(1)
Carrying value is calculated as the outstanding principal amount less unamortized deferred issuance costs. See Note 2 for details.
(2)
As of April 30, 2026, the Company had no outstanding indebtedness under the Repurchase Facility. Refer to Note 6.
The following table presents the fair value measurements of the Company’s borrowings and indicates the fair value hierarchy of the significant inputs utilized by the Company to determine such fair values as of April 30, 2026:

Description	Level 1 (1)	Level 2	Level 3 (2)	Total
5.25% Series E Term Preferred Stock	$34,668,200	$—	$—	$34,668,200
7.875% Series F Term Preferred Stock	29,935,880	—	—	29,935,880
8.00% Series G Term Preferred Stock	—	—	25,034,504	25,034,504
Repurchase Facility	—	—	—	—
Total borrowings, at fair value	$64,604,080	$—	$25,034,504	$89,638,584

(1)
For Level 1 measurements, fair value is estimated by using the closing price of the security on The Nasdaq Capital Market as of the date presented.
(2)
For Level 3 measurements, fair value is estimated through discounting remaining payments at current market rates for similar instruments at the measurement date through the legal maturity date.
Note 5. Commitments and Contingencies
As of April 30, 2026, the Company had no unfunded commitments to fund investments.
Indemnifications:
In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnification. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of any material obligation under these indemnifications to be low.
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company.
Legal and regulatory proceedings
:
From time to time, the Company may be involved in legal proceedings in the normal course of its business. Although the outcome of such litigation, if applicable, cannot be predicted with any certainty, management is of the opinion, based on the advice of legal counsel, that final disposition of any litigation should not have a material adverse effect on the financial position of the Company as of April 30, 2026.
Note 6. Borrowings
The Company has authorized 10,000,000 shares of preferred stock, at a par value of $0.001 per share, and, at April 30, 2026 had 3,596,000 shares of preferred stock outstanding. As of April 30, 2026, the Company had no outstanding borrowings under its Repurchase Facility.
During the six months ended April 30, 2026, the average daily dollar borrowings and average effective interest rate for the Company’s borrowings was $113,679,006 and 7.57%, respectively.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

The Company may recognize a loss related to the acceleration of unamortized deferred issuance costs upon early redemption of any outstanding shares of preferred stock. During the six months ended April 30, 2026, the Company recognized a loss on redemption of preferred stock of $13,360 related to early redemptions of its 6.125% Series C Term Preferred Stock and 6.00% Series D Term Preferred Stock.

6.125% Series C Term Preferred Stock (Nasdaq: OCCIO)
In April 2021, the Company issued 920,000 shares of its 6.125% Series C Term Preferred Stock due 2026 (the “Series C Term Preferred Stock”). The shares of Series C Term Preferred Stock had a liquidation preference of $25 per share and were mandatorily redeemable on April 30, 2026.
On February 19, 2026, the Company caused notices to be issued to the holders of the Series C Term Preferred Stock regarding the exercise of its option to partially redeem $5,000,000 of the issued and outstanding Series C Term Preferred Stock on March 31, 2026. The Company recognized a loss on redemption of preferred stock of $7,942 related to the early redemption.
On March 13, 2026, the Company caused notices to be issued to the holders of the Series C Term Preferred Stock regarding the exercise of its option to partially redeem $5,000,000 of the issued and outstanding Series C Term Preferred Stock on April 22, 2026. The Company recognized a loss on redemption of preferred stock of $785 related to the early redemption.
On March 20, 2026, the Company caused notices to be issued to the holders of the Series C Term Preferred Stock regarding the exercise of its option to fully redeem the remaining $13,000,000 of the issued and outstanding Series C Term Preferred Stock on April 29, 2026.
As of April 30, 2026, the Company had no outstanding Series C Term Preferred Stock.
During the six months ended April 30, 2026, the Company paid distributions of approximately $0.77 per share of Series C Term Preferred Stock.
6.00% Series D Term Preferred Stock
On June 10, 2021, through a private placement, the Company issued 120,000 shares of its 6.00% Series D Term Preferred Stock due 2026 (the “Series D Term Preferred Stock”) at a price per share of $24.50. The shares of Series D Term Preferred Stock had a liquidation preference of $25 per share and were subject to mandatory redemption on June 10, 2026.
The offering was consummated pursuant to the terms of a purchase agreement (the “Series D Purchase Agreement”) dated June 10, 2021 by and between the Company and the purchaser named therein (the “Series D Purchaser”). The Series D Purchase Agreement provided for the Series D Term Preferred Stock to be issued to the Series D Purchaser in a private placement in reliance on an exemption from registration under the Securities Act, provided by Section 4(a)(2) thereof and Regulation D thereunder. The Company relied upon this exemption from registration based in part on representations made by the Series D Purchaser.
On February 18, 2026, the Company caused a notice to be issued to the holder of the Series D Term Preferred Stock regarding the exercise of its option to fully redeem the $3,000,000 of issued and outstanding Series D Term Preferred Stock on February 27, 2026. The Company recognized a loss on redemption of preferred stock of $4,633 related to the early redemption.
As of April 30, 2026, the Company had no outstanding Series D Term Preferred Stock.
During the six months ended April 30, 2026, the Company paid distributions of approximately $0.48 per share of Series D Term Preferred Stock.
5.25% Series E Term Preferred Stock (Nasdaq: OCCIN)
In December 2021, the Company issued 1,400,000 shares of its 5.25% Series E Term Preferred Stock (the “Series E Term Preferred Stock”). The shares of Series E Term Preferred Stock have a liquidation preference of $25 per share and are mandatorily redeemable on December 31, 2026. The Company may, at its sole option, redeem the outstanding shares of Series E Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
During the six months ended April 30, 2026, the Company paid distributions of approximately $0.66 per share of Series E Term Preferred Stock.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

7.875% Series F Term Preferred Stock (Nasdaq: OCCIM)
In October 2024, the Company issued 1,196,000 shares of its 7.875% Series F Term Preferred Stock (the “Series F Term Preferred Stock”). The shares of Series F Term Preferred Stock have a liquidation preference of $25 per share and are mandatorily redeemable on October 31, 2029. At any time on or after October 31, 2026, the Company may, at its sole option, redeem the outstanding shares of Series F Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
During the six months ended April 30, 2026, the Company paid distributions of approximately $0.98 per share of Series F Term Preferred Stock.
8.00% Series G Term Preferred Stock
On April 1, 2025, through a private placement, the Company issued 1,000,000 shares of its 8.00% Series G Term Preferred Stock due 2030 (the “Series G Term Preferred Stock”) at a price per share of $24.25, resulting in net proceeds of $24,250,000, before offering costs. The shares of Series G Term Preferred Stock have a liquidation preference of $25 per share and are subject to mandatory redemption on April 1, 2030. At any time on or after April 1, 2027, the Company may, at its sole option, redeem the outstanding shares of Series G Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
The offering was consummated pursuant to the terms of a purchase agreement (the “Series G Purchase Agreement”), dated April 1, 2025 by and between the Company and the purchaser named therein (the “Series G Purchaser”). The Series G Purchase Agreement provided for the Series G Term Preferred Stock to be issued to the Series G Purchaser in a private placement in reliance on an exemption from registration under the Securities Act, provided by Section 4(a)(2) thereof and Regulation D thereunder. The Company relied upon this exemption from registration based in part on representations made by the Series G Purchaser. The Series G Term Preferred Stock has not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
During the six months ended April 30, 2026, the Company paid distributions of approximately $1.00 per share of Series G Term Preferred Stock.
For the six months ended April 30, 2026, the components of interest expense, cash paid for interest and other various terms and balances for the Company’s preferred stock was as follows:

	Series C Term Preferred Stock	Series D Term Preferred Stock	Series E Term Preferred Stock	Series F Term Preferred Stock	Series G Term Preferred Stock	Total
Stated interest expense	$675,791	$58,000	$918,750	$1,177,313	$1,000,000	$3,829,854
Amortization of deferred issuance costs	78,480	5,459	122,533	112,837	79,617	398,926
Total interest expense	$754,271	$63,459	$1,041,283	$1,290,150	$1,079,617	$4,228,780
Cash paid for interest expense	$675,791	$58,000	$918,750	$1,177,313	$1,000,000	$3,829,854
Stated interest rate	6.125%	6.00%	5.25%	7.875%	8.00%	6.89%
Effective interest rate (1)	6.97%	6.54%	6.00%	8.70%	8.71%	7.50%
Average outstanding balance	$21,823,205	$1,955,801	$35,000,000	$29,900,000	$25,000,000	$113,679,006
Principal outstanding - period end	$—	$—	$35,000,000	$29,900,000	$25,000,000	$89,900,000
Shares outstanding - period end	—	—	1,400,000	1,196,000	1,000,000	3,596,000
Optional redemption date	N/A	N/A	Currently Callable	October 31, 2026	April 1, 2027
Mandatory redemption date	N/A	N/A	December 31, 2026	October 31, 2029	April 1, 2030

(1)
The effective interest rate on preferred stock is calculated as total interest expense for the period divided by the average outstanding principal balance of preferred stock for the period.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

The following table shows the scheduled maturities of the principal balances of the Company’s outstanding borrowings as of April 30, 2026:

	Payments due by period
Description	Total	Less than 1 year	1 to 3 years	3 to 5 years	After 5 years
Series E Term Preferred Stock	$35,000,000	$35,000,000	$—	$—	$—
Series F Term Preferred Stock	29,900,000	—	—	29,900,000	—
Series G Term Preferred Stock	25,000,000	—	—	25,000,000	—
Repurchase Facility	—	—	—	—	—
Total	$89,900,000	$35,000,000	$—	$54,900,000	$—

Preferred Stock Repurchase Program
On December 7, 2021, the Board authorized a program under which the Company may repurchase up to $10.0 million of its outstanding shares of the Company's Series C Term Preferred Stock and Series E Term Preferred Stock. On December 9, 2025, the Board extended the repurchase program for an additional two-year period and authorized the Company’s Series F Term Preferred Stock to be included in the repurchase program. Under this program, the Company may, but is not obligated to, repurchase its Series E Term Preferred Stock and Series F Term Preferred Stock in the open market from time to time through December 9, 2027. The timing and the amount of Series E Term Preferred Stock and Series F Term Preferred Stock to be repurchased will depend on a number of factors, including then-existing market conditions, liquidity, prospects for future access to capital, contractual restrictions, alternative investment opportunities and other factors. In addition, any repurchases will also be conducted in accordance with the 1940 Act. There are no assurances that the Company will engage in any repurchases. During the six months ended April 30, 2026, no shares of preferred stock were repurchased under the program.
Repurchase Facility
On November 4, 2025, the Company entered into a Master Repurchase Agreement (“MRA”) with Nomura Securities International, Inc. (“Nomura”) for the purchase and sale of CLO securities that may be effected pursuant to transaction confirmations entered into under the MRA (the “Repurchase Facility”). The Repurchase Facility provides for Nomura to purchase CLO securities from the Company pursuant to a purchase price agreed upon in a related transaction confirmation (each, a “Repo Transaction”). The Company is authorized to enter into up to $25,000,000 in Repo Transactions, from time to time, under the Repurchase Facility. At the end of the term of each Repo Transaction, the Company is obligated to repurchase the related CLO securities from Nomura, and Nomura is obligated to sell those CLO securities to the Company, for an amount equal to the original purchase price plus a price differential calculated at a predetermined rate from the original trade date to the date of determination of the Repo Transaction. Each Repo Transaction will have an agreed term that may be extended by mutual agreement. The Company recognizes Repo Transactions entered into under the Repurchase Facility as secured borrowings for financial reporting purposes, and as senior securities representing indebtedness for regulatory asset coverage purposes under the 1940 Act.
In connection with the establishment of the Repurchase Facility, the Company incurred deferred financing costs of $77,428, which are amortized over a one-year period from the transaction close date. During the six months ended April 30, 2026, the Company amortized deferred financing costs of $37,925 related to the Repurchase Facility. As of April 30, 2026, the Company has not entered into any Repo Transactions and had no outstanding borrowings under the Repurchase Facility.
Note 7. Federal Income Taxes
The Company has elected, and intends to qualify annually, to be taxed as a RIC under Subchapter M of the Code. To maintain its tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its ICTI. Additionally, to avoid a 4% U.S. federal excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of: (i) 98% of its ordinary income for such calendar year; (ii) 98.2% of its net capital gains for the period ending October 31 of that calendar year; and (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no U.S. federal income tax. Maintenance of the Company's RIC status also requires adherence to certain source of income and asset diversification requirements provided under the Code. The Company has met the source of income and asset diversification requirements as of April 30, 2026, and intends to continue to meet these requirements.
As of April 30, 2026, the Company has accrued a refund of $154,547 related to a prior year excise tax overpayment.
The Company’s ICTI differs from the net increase (decrease) in net assets resulting from operations primarily due to differences in income recognition for CLO equity investments, the treatment of distributions on preferred stock, the recognition of non-deductible excise tax expense and the recognition of unrealized appreciation/depreciation on investments. These differences can be permanent or temporary in nature. GAAP requires the recognition of an estimated constant yield for CLO

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

equity investments. U.S. federal income tax rules, however, require recognition of income reported to the Company by the underlying CLO fund in the tax period reported on applicable tax statements. Distributions on mandatorily redeemable preferred stock are reported as interest expense under GAAP but are treated as either dividends or return-of-capital distributions for federal income tax purposes.
As of April 30, 2026, the estimated tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments based on known and estimated GAAP-tax basis differences were as follows:

Tax-basis amortized cost of investments	$268,234,621
Tax-basis gross unrealized appreciation on investments	4,352,781
Tax-basis gross unrealized depreciation on investments	(75,226,331)
Tax-basis net unrealized depreciation on investments	(70,873,550)
Fair value of investments	$197,361,071

The Company distributed $19,837,865 for the six months ended April 30, 2026, consisting of common stock distributions of $16,008,011 and the cash portion of mandatorily redeemable preferred stock interest of $3,829,854, which is considered a distribution for federal income tax purposes. The final tax character of distributions will not be determined until the end of the calendar year and the tax character of all distributions will be reported to stockholders on Form 1099-DIV, if required, after the end of each calendar year. Distributions declared prior to December 31 st
and paid on or prior to January 31
st
of the following year, are generally included in such tax reporting to the recipient in the year declared.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

Note 8. Financial Highlights
The following is a schedule of financial highlights for the periods indicated:

	Six Months Ended April 30, 2026	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Period from October 10 (commencement) through October 31, 2018
(per share data)
Net asset value per share at beginning of period	$5.46	$7.18	$7.55	$9.98	$14.00	$11.58	$14.98	$20.11	$20.00
Income (loss) from investment operations:
Net investment income (1)	0.34	0.88	1.04	1.46	1.58	1.22	1.58	1.66	0.08
Loss on redemption of preferred stock (1)(14)	—	—	—	—	(0.05)	—	—	—	—
Net realized loss on investments (1)	(0.28)	(0.14)	(0.85)	—	—	—	—	—	—
Net unrealized gain (loss) on investments (1)	(1.24)	(1.13)	0.71	(1.62)	(3.18)	2.59	(2.71)	(4.69)	0.03
Total income (loss) from investment operations	(1.18)	(0.39)	0.90	(0.16)	(1.65)	3.81	(1.13)	(3.03)	0.11
Distributions:
Common stock distributions from net investment income (2)	(0.25)	(0.57)	(1.26)	(1.88)	(2.20)	(0.16)	(1.19)	—	—
Common stock distributions from tax return of capital (2)	(0.31)	(0.81)	—	(0.32)	—	(1.98)	(0.88)	(2.12)	—
Total distributions	(0.56)	(1.38)	(1.26)	(2.20)	(2.20)	(2.14)	(2.07)	(2.12)	—
Issuance of common stock (3)	—	0.05	(0.01)	(0.07)	(0.17)	0.75	(0.20)	0.02	—
Net asset value per share at end of period	$3.72	$5.46	$7.18	$7.55	$9.98	$14.00	$11.58	$14.98	$20.11
Per share market value at end of period	$3.15	$4.82	$7.07	$6.18	$9.55	$13.60	$9.83	$16.91	$18.78
Total return based on market value (4)	(24.14)%	(14.17)%	37.82%	(16.43)%	(13.64)%	60.70%	(29.07)%	1.84%	(6.10)%
Total return based on net asset value (5)	(20.92)%	(4.26)%	14.57%	(2.30)%	(12.33)%	40.43%	(5.68)%	(15.75)%	0.55%
Shares outstanding at end of period	29,314,350	28,025,822	20,701,251	15,917,015	9,442,550	7,719,307	3,580,663	3,061,858	2,505,000
Weighted average shares outstanding	28,700,140	25,553,971	16,694,376	11,416,615	8,238,545	5,329,914	3,237,905	2,601,037	2,505,000
Ratio/Supplemental Data
Net asset value at end of period	$109,034,200	$153,023,304	$148,606,804	$120,188,987	$94,210,001	$108,100,995	$41,475,608	$45,855,308	$50,386,507
Ratio of total operating expenses to average net assets (6)(7)(8)	16.14%	13.31%	12.20%	13.12%	13.02%	12.10%	13.65%	9.41%	4.42%
Ratio of net investment income to average net assets (7)(9)(10)	15.41%	13.94%	14.08%	15.52%	12.90%	8.70%	11.70%	9.00%	7.17%
Portfolio turnover rate (11)	6.53%	41.50%	56.64%	30.90%	33.80%	51.00%	8.60%	28.80%	5.10%
Asset coverage of preferred stock (12)	221.28%	232.03%	263.48%	287.80%	247.20%	314.84%	294.57%	315.12%	N/A
Asset coverage of debt (12)(13)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)
Calculated on the average share method.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

(2)
The estimated character of common stock distributions is based on estimated taxable income as of each reporting date. The final tax character of the Company’s earnings cannot be determined until the end of the calendar year and may vary from the estimates as set forth in the statements of changes in net assets and disclosed above and in Note 9. Each common stockholder, if required, will receive a Form 1099-DIV following the end of each calendar year, which will reflect the actual amounts of taxable ordinary income, capital gain and return of capital paid by the Company. The figures above have not been adjusted to reflect the final tax character of any particular period, as applicable.
(3)
The issuance of common stock on a per share basis reflects the incremental net asset value change as a result of the issuance of shares of common stock under the At-the-Market Offering pursuant to the Equity Distribution Agreement (as defined below), the issuance of shares of common stock in the Company’s August 2019 rights offering, the issuance of shares of common stock in the Company’s March 2021 public offering, the issuance of shares of common stock related to common stock distributions and satisfying the Company’s DRIP obligation, the anti-dilutive (dilutive) impact from changes in weighted-average shares outstanding during the period, and the difference between the per share amount distributed to common stockholders of record and the per share amount distributed based on the weighted-average shares of common stock outstanding during the applicable period.
(4)
Total return based on market value is calculated assuming shares of common stock were purchased at the market price at the beginning of the period, distributions were reinvested at a price obtained in the Company’s dividend reinvestment plan, and shares were sold at the closing market price on the last day of the period. Total return is not annualized for a period of less than one year.
(5)
Total return based on net asset value is calculated assuming shares of common stock were purchased at the net asset value at the beginning of the period, distributions were reinvested at a price obtained in the Company’s dividend reinvestment plan, and shares were sold at the ending net asset value on the last day of the period. Total return is not annualized for a period of less than one year.
(6)
Ratio of total expenses before management fee waiver to average net assets was 9.87% and 6.17% for the year ended October 31, 2019 and period ended October 31, 2018, respectively.
(7)
Annualized for periods less than one year.
(8)
Ratio of total expenses (before the one-time adjustment to reflect shares issued by the Company during the fiscal year ended October 31, 2021) to average net assets was 12.83% and 12.36% for the year ended October 31, 2022 and 2021, respectively.
(9)
Ratio of net investment income before management fee waiver to average net assets was 8.54% and 5.42% for the year ended October 31, 2019 and period ended October 31, 2018, respectively.
(10)
Ratio of net investment income (before the one-time adjustment to reflect shares issued by the Company during the fiscal year ended October 31, 2021) to average net assets was 13.09% and 8.95% for the year ended October 31, 2022 and 2021, respectively.
(11)
Portfolio turnover rate is calculated using the lesser of period-to-date sales, repayments and distributions from portfolio investments or period-to-date purchases over the average of total investments at fair value.
(12)
Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including preferred stock, provided that the Company maintains an asset coverage of at least 200% for senior securities representing indebtedness plus preferred stock, and 300% in the case of senior securities representing indebtedness. Asset coverage of senior securities representing preferred stock is calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, divided by the aggregate amount of the Company’s outstanding preferred stock and debt. Asset coverage of senior securities representing indebtedness is calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, divided by the aggregate amount of the Company’s outstanding debt.
(13)
On November 4, 2025, the Company entered into the Repurchase Facility. As of April 30, 2026, there was no outstanding borrowings under the Repurchase Facility. See Note 6 for additional information.
(14)
For the six months ended April 30, 2026, loss on redemption of preferred stock rounds to less than $(0.01) per common share.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

Note 9. Capital Transactions
At-the-Market Program
On January 24, 2020, the Company entered into an equity distribution agreement by and among the Company, OFS Advisor, and OFS Services, on the one hand, and Ladenburg Thalmann & Co. Inc., as a placement agent, on the other hand, as amended (the “Equity Distribution Agreement”), relating to the sale of shares in an offering of its common stock (the “At-the-Market Offering”). The Equity Distribution Agreement initially provided that the Company may offer and sell shares of its common stock in the At-the-Market Offering having an aggregate offering price of up to $25.0 million. From time to time, the Equity Distribution Agreement has been amended to increase the amount of common stock that the Company may offer.
On June 12, 2024, the Equity Distribution Agreement was amended to, among other things: (i) add Lucid Capital Markets, LLC as an additional placement agent; and (ii) increase the amount of common stock that the Company may offer to sell pursuant to such agreement up to an aggregate offering price of $150.0 million.
On March 14, 2025, the Equity Distribution Agreement was amended to increase the amount of common stock that the Company may offer to sell pursuant to such agreement by $50.0 million, up to an aggregate offering price of $200.0 million (which amount includes all of the shares previously sold pursuant to the Equity Distribution Agreement to date).
The following table summarizes the sale of common stock in the At-the-Market Offering for the six months ended April 30, 2026:

Period	Shares	Gross Proceeds	Commissions, Fees and Offering Costs	Supplemental Payments (1)	Net Proceeds
November 1, 2025 through January 31, 2026	825,444	$4,070,697	$(11,968)	$30,947	$4,089,676
February 1, 2026 through April 30, 2026	—	—	—	—	—
	825,444	$4,070,697	$(11,968)	$30,947	$4,089,676

(1)
OFS Advisor, may, from time to time and in its sole discretion, pay some or all of the commissions payable under the Equity Distribution Agreement or make additional supplemental payments to ensure that the sales price per share of the Company’s common stock in connection with the At-the-Market Offering will not be less than its current NAV per share. Any such payments made by the OFS Advisor will not be subject to reimbursement by the Company.
As of April 30, 2026, the Company may issue additional shares in the At-the-Market Offering of approximately $45.2 million.
Common Stock Distributions
The following table summarizes distributions paid on common shares for the six months ended April 30, 2026:

Record Date	Payment Date	Distribution Per Share	Total Distribution	Cash Distribution	Value of DRIP Shares Issued	DRIP Shares Issued	DRIP Share Issuance Price (1)
November 17, 2025	November 28, 2025	$0.115	$3,222,970	$2,876,435	$346,535	72,810	$4.7595
December 12, 2025	December 31, 2025	0.115	3,231,343	2,863,742	367,601	79,948	4.5980
January 15, 2026	January 30, 2026	0.115	3,284,639	2,918,152	366,487	84,047	4.3605
February 13, 2026	February 27, 2026	0.115	3,345,128	2,990,548	354,580	125,250	2.8310
March 16, 2026	March 31, 2026	0.050	1,460,666	1,317,978	142,688	51,972	2.7455
April 15, 2026	April 30, 2026	0.050	1,463,265	1,316,463	146,802	49,057	2.9925
		$0.560	$16,008,011	$14,283,318	$1,724,693	463,084	$3.7244	(2)

(1)
DRIP shares are issued at 95% of the closing market price on the applicable payment date. Such amounts could be below then current NAV, and if so, would be dilutive to non-participating stockholders.
(2)
Represents the weighted-average issuance price of DRIP shares during the six months ended April 30, 2026.
During the six months ended April 30, 2026, the Company distributed to stockholders $16,008,011, or $0.56 per common share. The estimated tax character of distributions paid for the six months ended April 30, 2026, represents $0.25 from ordinary income and $0.31 from tax return of capital. These amounts and sources of distributions reported are not being provided for U.S. tax reporting purposes as the fiscal period does not correspond to the required tax reporting period. The tax attributes of distributions are determined annually as of the end of each calendar year based, in part, on the taxable income for the fiscal year, estimated taxable income subsequent to the fiscal year end, and distributions paid. The estimated tax character of each

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

distribution paid is reported to stockholders, if required, on Form 1099-DIV following the close of the calendar year. The final tax character of the Company’s earnings cannot be determined until tax returns are prepared after the end of the fiscal year. The information provided is based on available estimates, and may differ from amounts reported on Form 1099-DIV and as finally determined on the Company’s tax return, when filed.
On April 16, 2026, the Board declared the following cash distributions on common shares for each of the three months in the quarter ending July 31, 2026:

Month	Record Date	Payment Date	Cash Distribution Per Share
May 2026	May 15, 2026	May 29, 2026	$0.05
June 2026	June 15, 2026	June 30, 2026	$0.05
July 2026	July 15, 2026	July 31, 2026	$0.05

Dividend Reinvestment Program
The Company adopted the DRIP, which provides for reinvestment of its common stock distributions on behalf of the common stockholders, unless a common stockholder elects to receive cash.
For stockholders participating in the DRIP, the number of shares to be issued to a stockholder in connection with any distribution will be determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety five percent (95%) of the market price per share of common stock at the close of regular trading on The Nasdaq Capital Market on the valuation date (i.e., the payment date) fixed by the Board for such distribution.
Note 10. Principal Risks
The following list is not intended to be a comprehensive list of all principal risks associated with the Company. See “Summary of Risk Factors” for additional risks associated with th
e
C
ompany.
Fair Valuation of Our Portfolio Investments
. Typically, there will not be a public market, or readily available market quotations, for the type of investments in which the Company invests. As a result, the Company will value these securities at least quarterly, or more frequently as may be required from time to time, at fair value in accordance with ASC 820 and SEC Rule 2a-5. The Company’s determination of the fair value of its investments, requiring significant management judgment and estimation, has a material impact on its net earnings through the recording of unrealized appreciation or depreciation of investments and may cause its NAV on a given date to materially overstate or understate the value that the Company may ultimately realize on one or more of its investments. The Company’s determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. The participation of OFS Advisor’s professionals in the Company’s valuation process could also result in a conflict of interest since OFS Advisor’s base management fee is based on the Total Equity Base of the Company (the sum of the net asset value of the Company's common stock and the paid-in capital of the Company's preferred stock).
Accretable Yield Estimates of Our CLO Equity Investments.
CLO equity securities do not carry a stated coupon and rely on residual cash flows after the payment of debt costs and fund expenses of the CLO. Interest income from investments in CLO equity securities is recognized on the basis of the estimated effective yield to expected redemption utilizing assumed cash flows. The estimated effective yield on our CLO equity investments requires significant management judgment and estimation. Interest income recognized on CLO investments is not contractually due to the Company and may not ultimately be realized in actual cash returns. The ultimate returns of CLO equity securities may be highly dependent on terminal liquidating payments many years after the initial investment period and, accordingly, actual returns cannot be known until the investment is sold or finally liquidates.
Key Personnel Risk
. The Company is dependent upon the key personnel of OFS Advisor for its future success.
Conflicts of Interest Risk
. The Company’s executive officers and directors, and OFS Advisor and its officers and employees, including the
s
enior investment team, have several conflicts of interest as a result of the other activities in which they engage.
Incentive Fee Risk
. The Company’s incentive fee structure may incentivize OFS Advisor to pursue investments on its behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement and to use leverage in a manner that adversely impacts the Company’s performance.
Tax Risks
. If the Company fails to qualify for tax treatment as a RIC under the Code for any reason or becomes subject to U.S. federal income tax, the resulting U.S. federal income tax, imposed at corporate rates, could
substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

Distributions and Dividend Risk
. The Company may reduce, defer or eliminate its distributions and choose to incur U.S. federal excise tax
in order to preserve cash and maintain flexibility.
Stock Dividend Risk.
In the past, the Company has declared, and may in the future declare, taxable dividends that are payable to its stockholders in cash or in shares of its common stock at the election of stockholders subject to a limitation on the total amount of cash that may be distributed. In addition, if a significant number of the Company’s stockholders determine to sell shares of its common stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of the Company’s common stock.
Market Risks
. The economic disruption and downturn in the capital markets and the credit markets resulting from the ongoing war between Russia and Ukraine, the escalated armed conflict and heightened regional tensions in the Middle East, activity in South America, the agenda of the U.S. Presidential administration, including the impact of tariff enactment and tax reductions, trade disputes with other countries, instability in the U.S. and international banking systems, the risk of recession or the impact of the prolonged shutdown of U.S. government services may impair the Company’s ability to raise capital, the availability of suitable investment opportunities for the Company and may negatively affect its business.
Events Outside of the Company’s Control
. Events outside of the Company’s control, including public health crises, interest rate and inflation rate changes and significant market volatility, have negatively affected, and could
continue to negatively affect, its CLO investments and its results of operations.
Non-Diversification Risk
. The Company is a non-diversified investment company under the 1940 Act and may hold a narrower range of investments than a diversified fund under the 1940 Act. The Company may also be concentrated in investments issued by certain collateral managers, which may heighten cross-collateralization risks.
Leverage Risk
. The Company may use leverage directly through the issuance of preferred stock and other debt instruments, or indirectly through investments such as CLO equity or subordinated debt securities, which may magnify the Company’s risk of loss. The Company’s use of direct leverage creates risks which may adversely affect the return for the holders of the Company’s common stock, including the likelihood of greater volatility of NAV and market price of shares of its common stock. The Company’s CLO investments are typically highly leveraged vehicles (typically 9 – 13 times), and therefore the CLO equity and subordinated debt securities in which the Company invests or intends to invest are subject to a higher risk of loss since the use of leverage magnifies losses. Additionally, CLO equity investments are the first-loss positions in these structures.
Risks of Investing in CLOs and Other Structured Finance Securities
. CLO and structured finance securities present risks similar to other credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are typically governed by a complex series of legal documents and contracts, which increases the possibility of disputes over the interpretation and enforceability of such documents. For example, some documents governing the loans underlying our CLO investments may allow for “priming transactions,” in connection with which majority lenders or debtors can amend loan documents to the detriment of other lenders, amend loan documents in order to move collateral, or amend documents in order to facilitate capital outflow to other parties/subsidiaries in a capital structure, any of which may adversely affect the rights and security priority of the CLOs in which the Company is invested. In addition, a collateral manager or trustee of a CLO may not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also leveraged vehicles and are subject to leverage risk.
Risks of Investing in the Subordinated or Equity Tranche of CLOs
. The Company may invest in the subordinated notes that comprise a CLO’s equity tranche, which are junior in priority of payment and are subject to certain payment restrictions generally set forth in an indenture governing the notes. In addition, CLO equity and subordinated notes generally do not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the notes. The subordinated notes are not guaranteed by another party. Subordinated notes are subject to greater risk than the secured notes issued by the CLO. CLOs are typically highly levered, typically utilizing 9 – 13 times leverage, and therefore the CLO equity and subordinated debt securities in which the Company invests or intends to invest are subject to a higher risk of loss. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet the Company’s expectations.
First Loss Risk of CLO Equity and Subordinated Securities
. CLO equity and subordinated debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. If a CLO breaches a covenant, excess cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a partial or total loss of their investment. For this reason, CLO equity investors are often referred to as being in a first loss position. CLO equity and subordinated debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. Though not

OFS Credit Company, Inc.
Notes to Financial Statements (
Unaudited
)
April 30, 2026

exclusively, the Company will typically be in a first loss or subordinated position with respect to realized losses on the assets of th
e C
LOs in wh
ich it is invested.
CLO Rating Downgrade Risk
. Ratings agencies have undergone, and may in the future undergo, reviews of CLO tranches and their broadly syndicated loans due to disruptions in the economic market. Such reviews
have, in some cases, resulted in downgrades of broadly syndicated loans. Downgrades by rating agencies of broadly syndicated loans could adversely impact the financial performance of the CLO vehicles in which the Company has invested and their ability to pay equity distributions to the Company in the future.
High Yield Investment Risks
. The CLO equity and subordinated debt securities that the Company will acquire are typically unrated or rated below investment grade and are therefore considered “high yield” or “junk” securities and are considered speculative with respect to timely payment of distributions or interest and reinvestment or repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically high yield investments that are below investment grade. Investing in CLO equity and subordinated debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance. High-yield investments, including collateral held by CLOs in which the Company invests, generally have limited liquidity. As a result, prices of high-yield investments have at times experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities) decide to sell. In addition, the Company (or the CLOs in which it invests) may have difficulty disposing of certain high-yield investments because there may be a thin trading market for such securities.
Limited Investment Opportunities Risk
. The market for CLO securities is more limited than the market for other credit related investments. Sufficient investment opportunities for the Company’s capital may not be available.
Interest Rate Risk
. The price of certain of the Company’s investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors, and may in turn adversely affect the Company’s cash flows and results of operations. In addition, changes in interest rate spreads can have a material impact on the Company’s investment income, cost of funding and the valuation of its investment portfolio.
Credit Risk
. If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, NAV and/or market price may be adversely impacted.
Prepayment Risk
. The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which it invests are subject to prepayment risk. The Company’s investment performance may be adversely impacted if the Company, or a CLO collateral manager of a CLO in which the Company invests, is unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid or in a short time period following prepayment.
Liquidity Risks
. To the extent the Company invests in illiquid instruments, it may not be able to sell such investments at prices that reflect its assessment of their fair value or the amount paid for such investments by it. Specifically, the subordinated or equity tranche CLO securities the Company intends to acquire are illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for subordinated notes. At times, there may be no market for subordinated notes, and the Company may not be able to sell or otherwise transfer subordinated notes at their fair value, or at all, in the event that it determines to sell them. If the Company is required to sell these investments, it may realize significantly less than its recorded value and incur a capital loss.
Counterparty Risks
. The Company may be exposed to counterparty risk, which could make it difficult for it or the CLOs in which it invests to collect on obligations, thereby resulting in potentially significant losses.
Loan Accumulation Facilities Risk
. Investments in loan accumulation facilities, which acquire loans on an interim basis that are expected to form part of a CLO, may expose the Company to market, credit and leverage risks. In particular, in the event a planned CLO is not consummated, or the loans held in a loan accumulation facility are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

credit and/or mark-to-market losses and other risks. Investments in Loan Accumulation Facilities face other risks similar to CLO equit
y i
nvestments.
Currency Risk
. Although the Company intends to primarily make investments denominated in U.S. dollars, it may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar.
Risks Related to an Investment in Our Securities.
The following are risks related to investments in the Company’s securities:
•
Shares of closed-end management investment companies, including the Company, have in the past frequently traded at discounts to their NAVs and have traded at or near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. The Company cannot assure that the market price of shares of its common stock will not decline below its NAV per share.
•
The Company’s common stock price may be volatile and may decrease substantially.
•
Any amounts that the Company uses to service its preferred dividends, or that it uses to redeem its preferred stock, will not be available for distributions to its common stockholders.
•
The Company’s common stock is subject to a risk of subordination relative to holders of its debt instruments and holders of its preferred stock.
•
Holders of the Company’s preferred stock have the right to elect two members of the Company’s Board and class voting rights on certain matters.
Note 11. Subsequent Events
The Company evaluated events subsequent to
April
30, 2026 to assess the need for disclosure. No subsequent events that require disclosure occurred through
Jun
e 9, 2026.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

SUPPLEMENTAL INFORMATION
SUPPLEMENTAL INFORMATION
Senior Securities Tables
Information about the Company’s senior securities is shown in the following table as of and for each of the dates noted:

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per $1,000 (2)	Asset Coverage Per Unit (3)	Involuntary Liquidation Preference Per Unit (4)	Average Market Value Per Unit (5)
6.875% Series A Term Preferred Stock (6)
October 31, 2022	$—	$—	$—	$—	N/A
October 31, 2021	21,316,500	3,148	78.71	25.00	$25.15
October 31, 2020	21,316,500	2,946	73.64	25.00	23.72
October 31, 2019	21,316,500	3,151	78.78	25.00	25.46

6.60% Series B Term Preferred Stock (7)
October 31, 2024	—	—	—	—	N/A
October 31, 2023	3,000,000	2,878	71.95	25.00	N/A
October 31, 2022	3,000,000	2,472	61.80	25.00	N/A
October 31, 2021	3,000,000	3,148	78.71	25.00	N/A

6.125% Series C Term Preferred Stock (8)
April 30, 2026 (Unaudited)	—	—	—	—	N/A
October 31, 2025	23,000,000	2,320	58.01	25.00	24.78
October 31, 2024	23,000,000	2,635	65.87	25.00	24.06
October 31, 2023	23,000,000	2,878	71.95	25.00	23.29
October 31, 2022	23,000,000	2,472	61.80	25.00	24.79
October 31, 2021	23,000,000	3,148	78.71	25.00	25.22

6.00% Series D Term Preferred Stock (9)
April 30, 2026 (Unaudited)	—	—	—	—	N/A
October 31, 2025	3,000,000	2,320	58.01	25.00	N/A
October 31, 2024	3,000,000	2,635	65.87	25.00	N/A
October 31, 2023	3,000,000	2,878	71.95	25.00	N/A
October 31, 2022	3,000,000	2,472	61.80	25.00	N/A
October 31, 2021	3,000,000	3,148	78.71	25.00	N/A

5.25% Series E Term Preferred Stock
April 30, 2026 (Unaudited)	35,000,000	2,213	55.32	25.00	24.56
October 31, 2025	35,000,000	2,320	58.01	25.00	24.06
October 31, 2024	35,000,000	2,635	65.87	25.00	22.98
October 31, 2023	35,000,000	2,878	71.95	25.00	22.38
October 31, 2022	35,000,000	2,472	61.80	25.00	23.99

7.875% Series F Term Preferred Stock
April 30, 2026 (Unaudited)	29,900,000	2,213	55.32	25.00	25.09
October 31, 2025	29,900,000	2,320	58.01	25.00	24.93
October 31, 2024	29,900,000	2,635	65.87	25.00	24.94

8.00% Series G Term Preferred Stock
April 30, 2026 (Unaudited)	25,000,000	2,213	55.32	25.00	N/A
October 31, 2025	25,000,000	2,320	58.01	25.00	N/A

Repurchase Facility (10)
April 30, 2026 (U naudite d)	—	—	—	N/A	N/A

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2026

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.
(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the total assets, less all liabilities and indebtedness not represented by senior securities, divided by the aggregate amount of outstanding senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per $1,000.”
(3)
The Asset Coverage Per Unit is expressed in terms of a ratio per share of the aggregate amount of outstanding senior securities. When expressing in terms of dollar amounts per share, the asset coverage ratio is multiplied by the involuntary liquidation preference per unit of $25.
(4)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(5)
Average market value per unit for the Series E Term Preferred Stock and Series F Term Preferred Stock represent the average of the daily closing prices as reported on The Nasdaq Capital Market during the period presented. Not applicable to the Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock, Series D Term Preferred Stock, Series G Term Preferred Stock and Repurchase Facility because these senior securities are not registered for public trading or are fully redeemed.
(6)
On December 10, 2021, all outstanding shares of the Series A Term Preferred Stock were redeemed at 100% of their principal amount ($25 per share).
(7)
On November 19, 2023, all outstanding shares of the Series B Term Preferred Stock were redeemed at 100% of their principal amount ($25 per share).
(8)
On April 29, 2026, the remaining outstanding shares of the Series C Term Preferred Stock were redeemed at 100% of their principal amount ($25 per share).
(9)
On February 27, 2026, all outstanding shares of the Series D Term Preferred Stock were redeemed at 100% of their principal amount ($25 per share).
(10)
On November 4, 2025, the Company entered into the Repurchase Facility and is authorized to enter into Repo Transactions for up to $25,000,000.

SUMMARY
RISK FACTORS
The risk factors described below are a summary of the principal risk factors associated with an investment in the Company. These are not the only risks we face. You should carefully consider these risk factors, together with the risk factors set forth in our prospectus, as supplemented from time to time, and the other reports and documents filed by us with the SEC. Specifically, see
“Risk Factors”
in our prospectus filed with the SEC on May 24, 2024 (the “Base Prospectus”).
Risks Related to Our Business and Structure
•
Our investment portfolio is recorded at fair value and OFS Advisor, our “valuation designee,” determines the fair value of our investments in good faith pursuant to Rule 2a-5 under the 1940 Act. As a result, there will be uncertainty as to the value of our portfolio investments, and the participation of OFS Advisor’s professionals in our valuation process could result in a conflict of interest.
•
Our financial condition and results of operations depend on OFS Advisor’s ability to effectively manage and deploy capital.
•
We are dependent upon OFS senior professionals for our future success and upon their access to the investment professionals
•
and partners of OFSAM and its affiliates.
•
OFS Advisor and OFS Services each has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
•
Our incentive fee structure may incentivize OFS Advisor to make certain investments, including speculative investments, use leverage when it may be unwise to do so, refrain from de-levering when it would otherwise be appropriate to do so, or include optimistic assumptions in the determination of net investment income.
•
We may be obligated to pay OFS Advisor incentive compensation even if we incur a loss.
•
We may pay an incentive fee on income we do not receive in cash.
•
The Investment Advisory Agreement and the Administration Agreement were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.
•
Our Board may change our operating policies and strategies without stockholder approval, the effects of which may be adverse.
•
We will be subject to U.S. federal income tax imposed at corporate rates if we are unable to maintain our tax treatment as a RIC.
•
There is a risk that holders of our equity securities may not receive distributions or that our distributions may not grow or may be reduced over time.
•
Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance our growth and such capital may not be available on favorable terms or at all.
•
Events outside of our control, including public health crises, rapidly changing interest and inflation rates and significant market volatility, have negatively affected, and could continue to negatively affect, our CLO investments and our results of operations.
•
Global economic, political and market conditions may adversely affect our business, ability to secure debt financing, results of operations and financial condition, including our revenue growth and profitability.
•
Adverse developments in the credit markets may impair our ability to secure debt financing.
•
We are a non-diversified management investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
•
Significant stockholders may control the outcome of matters submitted to our stockholders or adversely impact the market price of our securities.
•
Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.
•
We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.
•
We may enter into reverse repurchase agreements, which are another form of leverage.
•
Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. Raising debt capital may expose us to risks, including the typical risks associated with leverage.
•
We incur significant costs as a result of being a publicly traded company.

•
Further downgrades of the U.S. credit rating, impending automatic spending cuts or a government shutdown could negatively impact our liquidity, financial condition and earnings.
•
Cybersecurity risks and cyber incidents may adversely affect our business or the business of CLO vehicles in which we invest and CLO Portfolio Companies by causing a disruption to our operations or the operations of CLO vehicles in which we invest and CLO Portfolio Companies, a compromise or corruption of our confidential information or the confidential information of CLO vehicles in which we invest and CLO Portfolio Companies and/or damage to our business relationships or the business relationships of CLO vehicles in which we invest and CLO Portfolio Companies, all of which could negatively impact the business, financial condition and operating results of us or CLO vehicles in which we invest and CLO Portfolio Companies.
•
We are subject to risks associated with artificial intelligence and machine learning technology.
Risks Related to Our Investments
•
Investing in senior secured loans indirectly through CLO securities involves particular risks.
•
Our investments in CLO securities and other structured finance securities involve certain risks.
•
Our investments in subordinated or equity CLO securities are more likely to suffer a loss of all or a portion of their value in the event of a default.
•
Our portfolio of investments may lack diversification among CLO securities or underlying obligors, which may subject us to a risk of significant loss if one or more of these CLO securities experience a high level of defaults on collateral.
•
Our portfolio is focused on CLO securities, and the CLO securities in which we invest may hold loans that are concentrated in a limited number of industries.
•
Failure by a CLO in which we are invested to satisfy certain tests will harm our operating results.
•
Negative loan ratings migration may also place pressure on the performance of certain of our investments.
•
CLO investments involve complex documentation and accounting considerations, and as a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.
•
The application of the risk retention rules under Section 941 of the Dodd-Frank Act and other similar European Union and United Kingdom laws to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.
•
We are dependent on the collateral managers of the CLOs in which we invest and those CLOs are generally not registered under the 1940 Act.
•
We and our investments are subject to interest rate risk.
•
Our investments are subject to credit risk.
•
Our investments are subject to prepayment risk.
•
We are subject to risks associated with defaults on an underlying asset held by a CLO.
•
We are subject to risks associated with Loan Accumulation Facilities.
•
We are subject to risks associated with the bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO in which we invest.
•
Any unrealized depreciation we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.
•
Downgrades by rating agencies of broadly syndicated loans could adversely impact the financial performance of the CLO vehicles in which we have invested and their ability to pay equity distributions to the Company in the future.
Risks Related to an Investment in Our Securities
•
Our shares of common stock have traded at a discount from NAV and our Series E Term Preferred Stock and Series F Term Preferred Stock may not trade at favorable prices.
•
The market price of our common stock may fluctuate and decrease significantly.
•
We will have broad discretion over the use of proceeds of any offering conducted pursuant to a prospectus within the timeframe we have contemplated and will use proceeds in part to satisfy operating expenses.
•
If we issue additional preferred stock, the NAV and market value of our common stock will likely become more volatile.
•
Any amounts that we use to service our indebtedness or preferred dividends, or that we use to redeem our preferred stock, will not be available for distributions to our common stockholders.
•
Holders of any preferred stock we might issue would have the right to elect members of our Board and class voting rights on certain matters.
•
You may not receive distributions or our distributions may decline or may not grow over time.

The risk factor entitled “OFS Advisor’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify OFS Advisor against certain liabilities, which may lead OFS Advisor to act in a riskier manner on our behalf than it would when acting for its own account.” in the Base Prospectus is replaced in its entirety as follows:
OFS Advisor’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify OFS Advisor against certain liabilities, which may lead OFS Advisor to act in a riskier manner on our behalf than it would when acting for its own account.
Under the Investment Advisory Agreement, OFS Advisor does not assume any responsibility to us other than to render the services called for under the Investment Advisory Agreement, and it is not responsible for any action of our Board in following or declining to follow OFS Advisor’s advice or recommendations. OFS Advisor maintains a contractual and fiduciary relationship with us. Under the terms of the Investment Advisory Agreement, OFS Advisor and its affiliates and its and their respective directors, officers, managers, members, employees, partners and shareholders are not liable to us for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting willful misfeasance, bad faith, gross negligence or reckless disregard of OFS Advisor’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify OFS Advisor and its affiliates and its and their respective directors, officers, managers, members, employees, partners and shareholders from and against all damages, liabilities, costs and expenses (including reasonable legal fees and other amounts reasonably paid in settlement) incurred by such persons arising out of or based on performance by OFS Advisor of its obligations under the Investment Advisory Agreement, except where attributable to willful misfeasance, bad faith, gross negligence or reckless disregard of OFS Advisor’s duties under the Investment Advisory Agreement. These protections may lead OFS Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.
The risk factor entitled “Events outside of our control, including public health crises, interest rate and inflation rate changes and significant market volatility, have negativ ely
affected, and could continue to negatively
affect
, our CLO investments and our results of operations.” in the Base Prospectus is replaced in its entirety as follows:
Events outside of our control, including public health crises, rapidly changing interest and inflation rates and significant market volatility, have negatively affected, and could continue to negatively affect, our CLO investments and our results of operations.
Periods of market volatility may continue to occur in response to changes in interest rates and inflation rates, public health crises, or other events outside of our control. These types of events will continue to lead to disruptions in local, regional, national and global markets and economies, may lead to a recession, and have adversely affected, and will continue to adversely affect, our operating results.
In the recent past, inflation rates and food and energy costs increased, reflecting labor market, supply chain and transportation disruptions. There is significant uncertainty about the future relationship between the United States and other countries with respect to trade policies, treaties and tariffs. These developments may have a material impact on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Beginning in the fall of 2024, the U.S. Federal Reserve lowered interest rates several times, and although the U.S. Federal Reserve has signaled the potential for additional federal funds rate cuts, uncertainty remains regarding their timing and extent, including in response to federal policy.
Any of the foregoing factors, or other cascading effects of changing interest and inflation rates, could materially increase our costs, negatively impact our investment income and damage our results of operations and liquidity position, possibly to a significant degree. These impacts, the duration of which remains uncertain, have affected and will continue to adversely affect the Company’s operating results.
The risk factor entitled “Global economic, political and market conditions may adversely affect our business, ability to secure debt financing, results of operations and financial condition, including our revenue growth and profitability.” in the Base Prospectus is replaced in its entirety as follows:
Global economic, political and market conditions may adversely affect our business, ability to secure debt financing, results of operations and financial condition, including our revenue growth and profitability.
The uncertain state of the global economy, as well as various social, economic and political tensions in both the United States and around the world (including war, terrorist attacks and other forms of conflict), may contribute to increased market volatility, may have long term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. For example, there is currently geopolitical, economic and financial market instability in the United States, the United Kingdom, the European Union and China, and as a result of the ongoing war between Russia and Ukraine.
In addition, the impact of trade and immigration policies could add to price and wage pressures and may elevate inflation. Any disruptions in the capital mar
k
ets, as a result of economic, political and market instability (including as a result of the current U.S. Presidential administration, a shutdown of U.S. government services, strikes, work stoppages, labor shortages, labor disputes, supply chain disruptions and accidents), may increase the spread between the yields realized on risk-free and higher risk securities and can result in illiquidity in parts of the capital markets, significant write-offs in the financial sector and re-pricing of credit risk in the broadly syndicated and other credit markets. These and any other unfavorable economic conditions could increase our funding costs, limit our access to the capital markets and result in a decision by lenders not to extend credit to us.
The ongoing war between Russia and Ukraine and the resulting global responses, including economic sanctions by the United States, the European Union and other countries, and the escalated armed conflict and regional tensions in the Middle East have increased, and could continue to increase, volatility and uncertainty in the financial markets and adversely affect regional and global economies. The extent and duration of the ongoing armed conflicts in Ukraine and the Middle East and the repercussions of such conflicts are impossible to predict, but could result in significant market disruptions and may further negatively affect global supply chains, energy prices, inflation and global growth.
The current elevated inflationary environment may continue and some economists predict that the U.S. economy may enter an economic recession. The current economic and financial market instability as well as the risk of recession, may lead to financial institutions limiting their lending activity and refinancing transactions. It may become difficult for us to secure appropriate financing to finance the growth of our investments on acceptable economic terms. Market volatility is also likely to result in borrower defaults and/or restructuring of existing credit arrangements. Major public health incidents may lead to significant economic disruption in the economy of the United States and the economies of other nations. Any such disruption or future pandemics, as well as the generally negative economic impact of such events, may have adverse impacts on our business and our results of operations and financial condition. While certain markets have shown signs of stabilizing, market conditions remain uncertain and a period of deterioration and volatility could re-emerge.
Negative economic trends would also increase the likelihood that major financial institutions or other enti
ties having a significant impact on the financial and credit markets may suffer a bankruptcy or insolvency. In addition, certain industries may feel the impact of such negative economic trends more than others. There is a material possibility that economic activity will be volatile or will slow significantly, and some obligors may be significantly and negatively impacted by these negative economic trends. There can be no assurance that the leveraged finance and CLO markets will not be adversely impacted by future economic downturns or market volatility.
We may also be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries with which we interact in the conduct of our business.
Overall uncertainty in the economic environment globally and in the United States may adversely affect our business, ability to secure debt financing, results of operations and financial condition, including our revenue growth and profitability. We continuously monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.
The risk factor entitled “Adverse developments in the credit markets may impair our ability to secure debt financing.” in the Base Prospectus is replaced in its entirety as follows:
Adverse developments in the credit markets may impair our ability to secure debt financing.
Economic recessions or downturns may result in a prolonged period of market illiquidity, which could have a material adverse effect on our business, financial condition and results of operations. In past economic downturns, such as the financial crisis in the United States that began in mid-2007 and during other times of extreme market volatility, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited routine refinancing and loan modification transactions and even reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. In the event of a market downturn or recession, it may be difficult for us to obtain desired financing to finance the growth of our investments on acceptable economic terms, or at all.
Previous economic downturns have resulted in, among other things, increased draws by borrowers on revolving lines of credit and increased requests by borrowers for amendments, modifications and waivers of their credit agreements to avoid default or changed payment terms, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans. In addition, the duration and effectiveness of responsive measures implemented by governments and central banks to slow the effects of economic downturns cannot be predicted. The commencement, continuation, or cessation of government and central bank policies and economic stimulus programs, including changes in monetary policy involving interest rate adjustments or governmental policies, may contribute to the development of, or result in an increase in, market volatility, illiquidity and other adverse effects that could negatively impact the credit markets and us.

If we are unable to consummate credit facilities on commercially reasonable terms, our liquidity may be reduced significantly. If we are unable to repay amounts outstanding under any facility we may enter into and are declared in default or are unable to renew or refinance any such facility, it would limit our ability to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility of the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may be favorable or if adverse conditions in particular sectors of the financial markets could adversely impact our business.
The risk factor entitled “Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.” in the Base Prospectus is replaced in its entirety as follows:
Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.
Registered investment companies generally are prohibited under the 1940 Act from knowingly participating in certain transactions with their affiliates without the prior approval of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which a registered investment company and one or more of its affiliates engage in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of a registered investment company’s outstanding voting securities will be considered an affiliate of the registered investment company for purposes of the 1940 Act, and a registered investment company generally is prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of the SEC. Additionally, without the approval of the SEC, a registered investment company is prohibited from engaging in purchases or sales of assets or joint transactions with the registered investment company’s officers, directors, and employees, and advisor (and its affiliates).
Registered investment companies may, however, invest alongside certain affiliates in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, a registered investment company may invest alongside such affiliates consistent with guidance promulgated by the SEC staff permitting the registered investment company and such other accounts to purchase interests in privately placed securities so long as certain conditions are met, including that the registered investment company’s advisor, acting on the registered investment company’s behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between the registered investment company’s interests and those of other accounts.
On August 4, 2020, we received the Order from the SEC, which superseded our prior co-investment exemptive order issued on October 12, 2016, and which permits us greater flexibility to enter into co-investment transactions. The Order permits us to co-invest in portfolio companies with certain other funds managed by OFS Advisor or investment advisers controlling, controlled by, or under common control with OFS Advisor provided we comply with certain conditions. Pursuant to the Order, we are generally permitted to co-invest with such funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that: (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned; (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies; (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than on which our affiliates are investing; and (4) the proposed investment by us would not benefit OFS Advisor, other affiliates that are participating in the investment, or any affiliated person of any of them (other than parties to the transaction), except to the extent permitted by the exemptive relief and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act.
In addition, we have submitted a new application for exemptive relief that, if granted, would supersede our existing Order and permit us to co-invest pursuant to a different set of conditions than those in our existing Order. However, there is no guarantee that the SEC will grant such application.
When we invest alongside OFSAM Holdings and its affiliates or their respective other clients, OFS Advisor will, to the extent consistent with applicable law, regulatory guidance, and/or the Order, allocate investment opportunities in accordance with its allocation policy. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:
•
investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;
•
status of tax restrictions and tests and other regulatory restrictions and tests;

•
risk and return profile of the investment vehicles;
•
suitability/priority of a particular investment for the investment vehicles;
•
if applicable, the targeted position size of the investment for the investment vehicles;
•
level of available cash for investment with respect to the investment vehicles;
•
total amount of funds committed to the investment vehicles; and
•
the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on the Order, priority as to opportunities will generally be given to accounts that are in their “ramp-up” period, or the period during which the account has
yet to reach sufficient scale such that its investment income covers its operating expenses, over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In situations where co-investment with other accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.
The risk factor entitled “We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.” in the Base Prospectus is replaced in its entirety as follows:
We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.
We may incur, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, preferred stock and other structures and instruments, in significant amounts and on terms that OFS Advisor and our Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such borrowings do not include embedded or inherent leverage in the CLO structures in which we intend to invest or in derivative instruments in which we may invest. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Any such leverage we incur may be secured and/or unsecured and senior and/or subordinated. Moreover, CLOs by their very nature are leveraged vehicles. Accordingly, there may be a layering of leverage in our overall structure.
Leverage creates risks which may adversely affect the return for the holders of shares of our common stock, including:
•
The likelihood of greater volatility of NAV and market price of shares of our common stock;
•
Fluctuations in the interest rates on borrowings and short-term debt;
•
Increased operating costs, which may reduce our total return to the holders of shares of our common stock;
•
The fees and expenses attributed to leverage, including all offering and operating expenses relating to any preferred stock, will be borne by holders of shares of our common stock; and
•
The potential for a decline in the value of an investment acquired through leverage while our obligations under such leverage remain fixed.
The more leverage is employed, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on shares of our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.
As a registered closed-end management investment company, we are generally required to meet certain asset coverage ratios, defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage ratio of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including our Series E Term Preferred Stock, Series F Term Preferred Stock and Series G Term Preferred Stock), we are required to have an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. As of April 30, 2026, we had $35.0 million of the Series E Term Preferred Stock principal outstanding with a preferred distribution rate equal to 5.25% per annum issued in December 2021, $29.9 million of the Series F Term Preferred Stock principal outstanding with a preferred distribution rate equal to 7.875% per annum issued in October 2024, and $25.0 million of the Series G Term Preferred Stock principal outstanding with a preferred distribution rate equal to 8.00% per annum issued in April 2025.
If our asset coverage ratio declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we would not be able to make certain distributions or pay dividends. The amount of leverage that we employ will depend on OFS Advisor’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.
In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.
The risk factor entitled “Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. Raising debt capital may expose us to risks, including the typical risks associated with leverage.” in the Base Prospectus is replaced in its entirety as follows:
Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. Raising debt capital may expose us to risks, including the typical risks associated with leverage.
We may in the future issue debt securities or additional preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities provided we meet certain asset coverage ratios (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock under current law). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness (including by redeeming shares of our Series E Term Preferred Stock, our Series F Term Preferred Stock, our Series G Term Preferred Stock, or a portion of any future series of preferred stock or notes that may be outstanding) at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders.
The risk factor entitled “Changes in laws or regulations governing our business, or changes in the interpretations thereof, may adversely affect our business, results of operations or cause us to alter our business strategy.” in the Base Prospectus is replaced in its entirety as follows:
Changes in laws or regulations governing our business, or changes in the interpretations thereof, may adversely affect our business, results of operations or cause us to alter our business strategy.
We, the CLO vehicles in which we invest, and the portfolio companies whose securities are held by such CLO vehicles (the “CLO Portfolio Companies”) will be subject to applicable local, state and federal laws and regulations, including, without limitation, federal securities laws and regulations. These laws and regulations, including applicable accounting standards, as well as their interpretation, may change from time to time, including as the result of directives from the U.S. President and others in the executive branch and new laws, regulations, accounting standards and interpretations may also come into effect. As a result of the 2024 U.S. presidential election, one political party currently controls both the executive and legislative branches of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Regulatory changes could result in greater competition from banks and other lenders with which we compete for lending and other investment opportunities. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. This could impose greater costs on all sectors and on financial services companies in particular and could have a material adverse effect on our business. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment. See also, “
—The application of the risk retention rules under Section 941 of the Dodd-Frank Act and other similar European Union and United Kingdom laws to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.
”

In addition, in June 2024, the U.S. Supreme Court reversed its longstanding approach under the Chevron doctrine, which provided for judicial deference to regulatory agencies. As a result of this decision, we cannot be sure whether there will be increased challenges to existing agency regulations or how lower courts will apply the decision in the context of other regulatory schemes without more specific guidance from the U.S. Supreme Court. For example, the U.S. Supreme Court's decision could significantly impact consumer protection, advertising, privacy, artificial intelligence, anti-corruption and anti- money laundering practices and other regulatory regimes with which we are required to comply. Any such regulatory developments could result in uncertainty about and changes in the ways such regulations apply to us, and may require additional resources to ensure our continued compliance. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a significant adverse effect on our business, financial condition and results of operations.
The risk factor entitled “Our cash and cash equivalents could be adversely affected if the financial institutions in which we hold our cash and cash equivalents fail.” in the Base Prospectus is replaced in its entirety as follows:
Ongoing developments in the banking sector could materially affect the success of our activities and investments.
Ongoing developments involving insolvency, closure, receivership or other financial distress or difficulty and related events experienced by certain U.S. and non-U.S. banks (each, a “Distress Event”), have generally caused uncertainty and fear of instability in the global financial system. In addition, eroding market sentiment and speculation of potential future Distress Events have caused other financial institutions - in particular smaller and/or regional banks - to experience volatile stock prices and significant losses in their equity value, and there is concern that depositors at these institutions have withdrawn, or may withdraw in the future, significant sums from their accounts at these institutions, potentially triggering the occurrence of additional Distress Events. Notwithstanding intervention by certain U.S. and non-U.S. governmental agencies to protect the uninsured depositors of banks that have recently experienced Distress Events, there is no guarantee that depositors (which depositors could include us and/or CLO Portfolio Companies that have assets in excess of the Federal Deposit Insurance Corporation insurance limit on deposit with a financial institution that experiences a Distress Event) will be made whole or, even if made whole, that such deposits will become available for withdrawal or other usage on a timely basis. For example, we regularly maintain cash balances at third-party financial institutions in excess of the Federal Deposit Insurance Corporation insurance limit. If a depository institution fails to return these deposits or is otherwise subject to adverse conditions in the financial or credit markets, our access to invested cash or cash equivalents could be limited which would adversely impact our results of operations or financial condition.
There is a risk that other banks, other lenders, or other financial institutions (including such financial institutions in their respective capacities as brokers, hedging counterparties, custodians, loan servicers, administrators, intermediary or other service providers) may be similarly impacted, and it is uncertain what steps (if any) government or other regulators may take in such circumstances. As a consequence, for example, we may be delayed or prevented from accessing funds or other assets, making any required payments under debt or other contractual obligations, paying distributions or pursuing key strategic initiatives. In addition, such banks’ or other financial institutions’ Distress Events and/or attendant instability could adversely affect, in certain circumstances, the ability of co-lenders or other parties to undertake and/or execute transactions with us, which in turn may result in fewer investment opportunities being made available to us or being consummated by us, result in shortfalls or defaults under existing investments, or impact our ability to provide additional follow-on support to CLO vehicles in which we invest.
In addition, in the event that a financial institution that provides credit facilities and/or other financing to us and/or one or more of the CLO Portfolio Companies closes or experiences any other Distress Event, there can be no assurance that such financial institution will honor its obligations to provide such financing or that we or such CLO Portfolio Company will be able to secure replacement financing or credit accommodations at all or on similar terms, or be able to do so without suffering delays or incurring losses or significant additional expenses. Similarly, if a Distress Event leads to a loss of access to a financial institution’s other services (in addition to financing and other credit accommodations), it is also possible that we will incur additional expenses or delays in putting in place alternative arrangements or that such alternative arrangements will be less favorable than those formerly in place (with respect to economic terms, service levels, access to capital, or otherwise). We are subject to similar risks if a financial institution utilized by our investors or by vendors, brokers, dealers, custodians, loan and portfolio servicers, hedging and other service providers or other counterparties becomes subject to a Distress Event, which could have a material adverse effect on us.
Uncertainty caused by recent bank failures - and general concern regarding the financial health and outlook for other financial institutions - could have an overall negative effect on banking systems and financial markets generally. These recent developments may also have other implications for broader economic and monetary policy, including interest rate policy. For the foregoing reasons, there can be no assurances that conditions in the banking sector and in global financial markets will not worsen and/or adversely affect us or our financial performance

The risk factor entitled “Global climate change may impact the businesses in which we invest and harm our business, operating results and financial condition.” in the B
a
se Prospectus is re
pl
aced in its entirety as follows:
Global climate change or the legal, regulatory or market responses to such change may impact the businesses in which we invest and harm our business, operating results and financial condition.
There may be evidence of global climate change and the long-term effects of it are difficult to predict. Climate change creates physical and financial risk and some of the companies whose loans are held by the CLO vehicles in which we invest may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of companies whose loans are held by the CLO vehicles in which we invest if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of these companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more backup systems, adding to costs, and can contribute to increased system stresses, including service interruptions.
Regulatory and voluntary initiatives launched by international, federal, state, and regional policymakers an
d re
gulatory authorities as well as private actors seeking to reduce greenhouse gas emissions may expose our investments to other types of transition risks, such as: (i) political and policy risks (including changing regulatory incentives, and legal requirements, including with respect to greenhouse gas emissions, that could result in increased costs or changes in business operations); (ii) regulatory and litigation risks (including changing legal requirements that could result in increased permitting, tax and compliance costs, changes in business operations, or the discontinuance of certain operations, and litigation seeking monetary or injunctive relief from impacts related to climate change); (iii) technology and market risks (including a declining market for investments in industries seen as greenhouse gas intensive or less effective than alternatives in reducing greenhouse gas emissions); (iv) business trend risks (including the increased attention to environmental, social and governance (“ESG”) considerations by our investors in their investment decisions; and (v) potential harm to our reputation if our stockholders believe that we are not adequately or appropriately responding to climate change and/or climate risk management, including through the way in which we operate our business, the composition of our portfolio, our new investments or the decisions we make to continue to conduct or change our activities in response to climate change considerations.
The risk factor entitled “The application of the risk retention rules to CLOs under Section 941 of the Dodd-Frank Act and other similar European Union and United Kingdom laws may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.” in the Base Prospectus is replaced in its entirety as follows:
The application of the risk retention rules under Section 941 of the Dodd-Frank Act and other similar European Union and United Kingdom laws to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.
Section 941 of the Dodd-Frank Act added a provision to the Exchange Act, as amended, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibiting such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. The risk retention rules became effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.
Collateral managers of “open market CLOs” are no longer required to comply with the U.S. risk retention rules at this time. On February 9, 2018, a three-judge panel (the “Panel”) of the United States Court of Appeals for the D.C. Circuit (the “Appellate Court”) ruled in favor of an appeal by the Loan Syndications and Trading Association (the “LSTA”) against the SEC and the Board of Governors of the Federal Reserve System (the “Applicable Governmental Agencies”) that managers of so-called “open market CLOs” are not “securitizers” under Section 941 of the Dodd-Frank Act and, therefore, are not subject to the requirements of the U.S. risk retention rules (the “Appellate Court Ruling”). The LSTA was appealing from a judgment entered by the United States District Court for the District of Columbia (the “D.C. District Court”), which granted summary judgment in favor of the SEC and Federal Reserve and against the LSTA with respect to its challenges. On April 5, 2018, the D.C. District Court entered an order implementing the Appellate Court Ruling and thereby vacated the U.S. risk retention rules insofar as they apply to CLO managers of “open market CLOs”.

As such, collateral managers of open market CLOs are no longer required to comply with the U.S. risk retention rules at this time. It is possible that some collateral managers of open market CLOs will decide to dispose of the notes constituting the “eligible vertical interest” or “eligible horizontal interest” they were previously required to retain, or decide to take other action with respect to such notes that is not otherwise permitted by the U.S. risk retention rules. As a result of this decision, certain CLO managers of “open market CLOs” will no longer be required to comply with the U.S. risk retention rules solely because of their roles as managers of “open market CLOs”, and there may be no “sponsor” of such securitization transactions and no party may be required to acquire and retain an economic interest in the credit risk of the securitized assets of such transactions.
There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the U.S. risk retention rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the U.S. risk retention rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the U.S. risk retention rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the U.S. risk retention rules and other factors.
In the European Union and the United Kingdom, there has also been an increase in political and regulatory scrutiny of the securitization industry. Regulation EU 2017/2402 of the European Parliament and the Council of 12 December 2017 laying down a general framework for securitization and creating a specific framework for simple, transparent and standardized securitization including any implementing regulation, technical standards and official guidance related thereto, as may be amended, varied or substituted from time to time (the “EU Securitization Regulation”) became effective on January 17, 2018 and applies to all new securitizations issued on or after January 1, 2019. The EU Securitization Regulation repealed and replaced the prior EU risk retention requirements with a single regime that applies to European credit institutions, institutions for occupational retirement provision, investment firms, insurance and reinsurance companies, alternative investment fund managers that manage and/or market their alternative investment funds in the EU, undertakings for collective investment in transferable securities regulated pursuant to EU Directive 2009/65/EC and the management companies thereof and, subject to some exceptions, institutions for occupational pension provision (IORPs), each as set out in the EU Securitization Regulation (such investors, “EU Affected Investors”). Such EU Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the EU Securitization Regulation.
The securitization framework in the UK is currently set out in: (i) the Securitisation Regulations 2024 (SI 2024/102) (the “SR 2024”) made by the UK Treasury, (ii) the Securitisation Sourcebook of the Financial Conduct Authority Handbook (the “FCASR”) published by the UK Financial Conduct Authority (the “FCA”), (iii) the Securitisation Part of the Prudential Regulation Authority Rulebook (the “PRASR”) published by the UK Prudential Regulation Authority (the “PRA”), and (iv) those provisions of the Financial Services and Markets Act 2000 (the “FSMA”) conferring power on the UK Treasury, the FCA and the PRA to make, respectively, the SR 2024, the rules in the FCASR and the rules in the PRASR, and those provisions of the FSMA referred to in, as applicable, the SR 2024, the FCASR and the PRASR, in the case of each of paragraphs (i) to (iv) (inclusive), as amended, supplemented or replaced from time to time (together, the “UK Securitization Framework” and, together with the EU Securitization Regulation, the “Securitization Regulations”).
The UK Securitization Framework applies to insurance undertakings and reinsurance undertakings as defined in the FSMA, the trustee or managers of, occupational pension schemes as defined in the Pension Schemes Act 1993 that have their main administration in the UK, and certain fund managers of such schemes, alternative investment fund managers as defined in the Alternative Investment Fund Managers Regulations 2013 which market or manage alternative investment funds in the UK (and additionally, small registered UK alternative investment fund managers as defined in the UK Alternative Investment Fund Managers Regulations 2013), UCITS (as defined in the FSMA), which are authorized open ended investment companies as defined in the FSMA, and management companies as defined in the FSMA, Financial Conduct Authority firms as defined in Regulation (EU) No 575/2013 as it forms part of UK domestic law by virtue of the EUWA subject to amendments made by the Capital Requirements (Amendment) (EU Exit) Regulations 2018 (SI 2018/1401) and as amended (the “UK CRR”), CRR firms as defined in the UK CRR and certain consolidated affiliates of such UK CRR firms (such investors and each relevant affiliate, “UK Affected Investors” and together with EU Affected Investors, the “Affected Investors”). UK Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the UK Securitization Framework. The Securitization Regulations restrict Affected Investors from investing in securitizations unless, among other things: (a)(i) the originator, sponsor or original lender with respect to the relevant securitization will retain, on an on-going basis, a net economic interest of not less than 5% with respect to certain specified credit risk tranches or securitized exposures; (ii) the risk retention is disclosed to the investor in accordance with the applicable Securitization Regulation and (iii) certain information and/or reports (which in the case of EU Affected Investors must fully comply with the EU Securitization Regulation transparency requirements); and (b) such investor is able to demonstrate that it has undertaken certain due diligence with respect to various matters, including the risk characteristics of its investment position and the underlying assets, and that procedures are established for such activities to be monitored on an on-going basis. There are material differences between the Securitization Regulations and risk retention requirements that applied prior to the enactment of the Securitization Regulations, particularly with respect to transaction transparency, reporting and diligence requirements and the imposition of a direct compliance obligation on the “sponsor”, “originator” or “original lender” of a securitization where such entity is established in the EU.
CLOs issued in Europe are generally structured in compliance with the Securitization Regulations so that Affected Investors can invest in compliance with such requirements. To the extent a CLO is structured in compliance with the Securitization Regulations, our ability to invest in the residual tranches of such CLOs could be limited, or we could be required to hold our investment for the life of the CLO. If a CLO has not been structured to comply with the Securitization Regulations, it will limit the ability of EEA/UK regulated institutional investors to purchase CLO securities, which may adversely affect the price and liquidity of the securities (including the residual tranche) in the secondary market. Additionally, the Securitization Regulations and any regulatory uncertainty in relation thereto may reduce the issuance of new CLOs and reduce the liquidity provided by CLOs to the leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for collateral managers, which could negatively affect the return of our investments. Any reduction in the volume and liquidity provided by CLOs to the leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance their collateral obligations, either of which developments could increase defaulted obligations above historic levels.
The Japanese Financial Services Agency (the “JFSA”) published a risk retention rule as part of the regulatory capital regulation of certain categories of Japanese investors seeking to invest in securitization transactions (the “JRR Rule”). The JRR Rule mandates an “indirect” compliance requirement, meaning that certain categories of Japanese investors will be required to apply higher risk weighting to securitization exposures they hold unless the relevant originator commits to hold a retention interest equal to at least 5% of the exposure of the total underlying assets in the transaction (the “Japanese Retention Requirement”) or such investors determine that the underlying assets were not “inappropriately originated.” The Japanese investors to which the JRR Rule applies include banks, bank holding companies, credit unions (shinyo kinko), credit cooperatives (shinyo kumiai), labor credit unions (rodo kinko), agricultural credit cooperatives (nogyo kyodo kumiai), ultimate parent companies of large securities companies and certain other financial institutions regulated in Japan (such investors, “Japanese Affected Investors”). Such Japanese Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the Japanese Retention Requirement.
The JRR Rule became effective on March 31, 2019. At this time, there are a number of unresolved questions and no established line of authority, regulatory guidance, precedent
o
r market practice that provides definitive guidance with respect to the JRR Rule, and no assurances can be made as to the content, impact or interpretation of the JRR Rule. In particular, the basis for the determination of wheth er
an asset is “inappropriately originated” remains unclear and, therefore, unless the JFSA provides further specific clarification, it is possible that CLO securities we have purchased may contain assets deemed to be “inappropriately originated” and, as a result, may not be exempt from the Japanese Retention Requirement. The JRR Rule or other similar requirements may deter Japanese Affected Investors from purchasing CLO securities, which may limit the liquidity of CLO securities and, in turn, adversely affect the price of such CLO securities in the secondary market. Whether and to what extent the JFSA may provide further clarification or interpretation as to the JRR Rule is unknown.
The risk factor entitled “We are dependent on the collateral managers of the CLOs in which we invest and those CLOs are generally not registered under the 1940 Act.” in the Base Prospectus is replaced in its entirety as follows:
We are dependent on the collateral managers of the CLOs in which we invest and those CLOs are generally not registered under the 1940 Act.
We rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the return on our investments. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on our investments, as we may not be provided with information on a timely basis in order to take appropriate measures to manage our risks. We also rely on CLO collateral managers to act in the best interests of a CLO it manages. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of such investments.
Collateral managers are subject to removal or replacement by other holders of CLO securities without our consent and may also voluntarily resign as collateral manager or assign their role as collateral manager to another entity. There can be no assurance that any removal, replacement, resignation or assignment of any particular CLO manager’s role will not adversely affect the returns on the CLO securities in which we invest.
In addition, the CLOs in which we invest are generally not registered as investment companies under the 1940 Act. As a result, investors in these CLOs are not afforded the protections that investors in an investment company registered under the 1940 Act would have.

The risk factor entitled “We and our investments are subject to interest rate risk.” in the Base Prospectus is replaced in its entirety a
s f
ollows:
We and our investments are subject to interest rate risk.
Since we may incur leverage to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds.
In a fluctuating interest rate environment, any leverage that we incur may bear a higher or lower interest rate than previously incurred. There may not, however, be a corresponding change in our investment income. In the event that our interest expense were to increase relative to income, it might reduce our ability to service the interest obligations on, and to repay the principal of, our indebtedness, and our net investment income could be adversely impacted, as well as our capacity to pay distributions to our stockholders.
The fair value of certain of our investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, our investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in a fluctuating interest rate environment and/or economic downturn, loan defaults may increase, resulting in losses for the CLOs in which we invest and result in credit losses that may adversely affect our cash flow, fair value of our assets and operating results.
In addition, fluctuating interest rates may influence prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of CLOs.
SOFR Floor Risk
. Because CLOs generally issue debt on a floating rate basis, an increase in the Secured Overnight Financing Rate (“SOFR”) will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have SOFR floors such that, when SOFR is below the stated SOFR floor, the stated SOFR floor (rather than SOFR itself) is used to determine the interest payable under the loans. Therefore, if SOFR increases but stays below the average SOFR floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario would result in smaller distributions to equity holders of a CLO.
Reference Rate Risk
. As of September 30, 2024, no settings of the London Interbank Offered Rate (“LIBOR”) continue to be published. On March 15, 2022, the Consolidation Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act (“LIBOR Act”), was signed into law in the United States. This legislation established a uniform benchmark replacement process for certain financial contracts that matured after June 30, 2023 that do not contain clearly defined or practicable LIBOR fallback provisions. The Federal Reserve Board adopted a final rule in December 2022 implementing the LIBOR Act and specified benchmarks based on SOFR.
Although the transition process away from LIBOR has become increasingly well-defined, the transition process is complex. SOFR appears to be the preferred replacement for U.S. dollar LIBOR, but it is unclear if other benchmarks may emerge. These developments and the use of SOFR or other alternative reference rates could have adverse impacts on our business, financial condition and results of operations, including, among other things, increased volatility or illiquidity in markets for instruments that continue to rely on LIBOR or which have been transitioned away from LIBOR to a different rate like SOFR and, in any case, could result in a reduction in the value of certain investments held by us.
Benchmark Rate Mismatch
. Many underlying corporate borrowers can elect to pay interest based on 1-month term SOFR, 3-month term SOFR and/or other term SOFR or benchmark rates in respect of the loans held by CLOs in which we are invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month term SOFR plus a spread. The 3-month term SOFR rate may fluctuate in excess of other potential term SOFR or other benchmark rates, which may result in many underlying corporate borrowers electing to pay interest based on a shorter or different, but in any event, lower term SOFR or other benchmark rate. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect our cash flows and results of operations. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month term rate exceeds such other c hos
en term SOFR or other benchmark rate.
Relatedly, a decrease in interest income generated by senior secured loans held by the CLO Portfolio Companies might lower the cash flows available to the Company from its CLO investments, particularly its equity tranches. Lower interest rates may result in increased loan prepayments and reinvestment of proceeds at reduced yields. As a result, a declining interest rate environment could negatively impact the Company’s net investment income and the amount of dividends the Company is able to distribute to stockholders. Additionally, given the structure of the incentive fee payable to OFS Advisor, a general increase in interest rates will likely have the effect of making it easier for OFS Advisor to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of OFS Advisor.
The risk factor entitled “We and our investments are subject to risks associated with non-U.S. investing.” in the Base Prospectus is replaced in its entirety as follows:
We and our investments are subject to risks associated with non-U.S. investing.
While we invest primarily in CLOs that hold underlying U.S. assets, these CLOs may be organized outside the United States, and we may also invest in CLOs that hold collateral that are non-U.S. assets. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.
In addition, ongoing international trade tensions and geopolitical instability may result in trade tariffs, embargoes, sanctions or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, supply chain disruptions, imbalances in the availability of certain manufactured goods, substantial price volatility of goods and possible failure of individual companies or industries, which could have a negative impact on the value of the CLO securities that we hold.
Foreign markets also have different clearance and settlement procedures, and, in certain markets, there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when our assets are uninvested. Our inability to make intended investments due to settlement problems or the risk of intermediary counterparty failures could cause us to miss investment opportunities. The inability to dispose of an investment due to settlement problems could result either in losses to us due to subsequent declines in the value of such investment or, if we have entered into a contract to sell the security, possible liability to the purchaser. Transaction costs of buying and selling foreign securities also are generally higher than those involved in domestic transactions. Furthermore, foreign financial markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.
The economies of individual non-U.S. countries may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, interest rates, volatility of currency exchange rates, depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.
The risk factor entitled “Holders of any preferred stock we might issue would have the right to elect members of our
B
oard and class voting rights on certain matters.” in the Base Prospectus is replaced in its entirety as follows:
Holders of any preferred stock we might issue would have the right to elect members of our Board and class voting rights on certain matters.
Except as otherwise provided in our Amended and Restated Articles of Incorporation, the Certificate of Designation for the Series E Term Preferred Stock, the Certificate of Designation for the Series F Term Preferred Stock, the Certificate of Designation for the Series G Term Preferred Stock or as otherwise required by law, (1) each holder of our preferred stock is entitled to one vote for each share of preferred stock held by such holder on each matter submitted to a vote of our stockholders, and (2) the holders of all outstanding shares of preferred stock and shares of common stock will vote together as a single class; provided that holders of preferred stock, voting separately as a class, will elect two of our directors and will be entitled to elect a majority of our directors if we fail to pay dividends on any outstanding shares of preferred stock in an amount equal to two full years of dividends and continuing during that period until we correct that failure. Holders of shares of our preferred stock will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of shares of our preferred stock.
The risk factor entitled “We are subject to risks related to corporate social responsibility.” in the Base Prospectus is replaced in its entirety as follows:
We are subject to risks related to corporate social responsibility, and compliance with ESG-related regulations may impose additional capital operational expenditures on our business.
Our business faces increasing public scrutiny related to ESG activities, which are perceived to contribute to the long-term sustainability of a company’s performance. A variety of organizations measure the performance of companies on ESG topics, and the results of these assessments are widely publicized.

ESG integration and responsible investing practices as a whole are rapidly evolving and there are different principles, frameworks, methodologies and tracking tools being implemented. Our adherence to such principles, frameworks, methodologies and tools may vary over time. We risk damage to our brand and reputation if we fail to act (or are perceived to not act) responsibly in a number of areas, such as diversity, equity and inclusion, environmental stewardship, corporate governance, support for local communities, transparency and considering ESG factors in our investment processes. Adverse incidents with respect to ESG activities could impact the value of our brand, the cost of our operations and our relationships with investors, all of which could adversely affect our business and results of operations. At the same time, there are various approaches to responsible investing activities and divergent views on the consideration of ESG topics. These differing views increase the risk that any action or lack thereof with respect to any ESG activities will be perceived negatively. Political and legal scrutiny of ESG practices has intensified, and “anti-ESG” sentiment has gained momentum across the U.S., with several states having enacted or proposed “anti-ESG” policies and legislation or issued related legal opinions. Other jurisdictions have adopted or proposed mandatory ESG disclosure regimes or investment restrictions. If investors subject to such legislation view any of our ESG activities as being in contradiction of such “anti-ESG” policies, legislation or legal opinions, such investors may not invest in us and it could negatively affect the price of our common stock.
We may be subject to disclosure laws and regulations related to a range of sustainability matters, including greenhouse gas emissions; climate change risks; diversity, equity and inclusion; and human rights matters. For example, in 2023, California passed the Climate Corporate Data Accountability Act and Climate-Related Financial Risk Act, which will impose broad climate-related disclosure obligations on U.S.-organized entities that meet certain revenue thresholds and do business in California, as well as the Voluntary Carbon Market Disclosures Act, which is focused on the voluntary carbon market for carbon credits but also includes disclosure requirements for companies with a required nexus to California making certain climate-related claims. Other jurisdictions have also enacted or are considering enacting mandatory climate and sustainability reporting laws as well as laws requiring reporting of information on other ESG topics, such as human capital. Compliance with such laws, if they survive any legal challenges, may require the implementation of or changes to systems and procedures for the collection and processing of relevant data and related internal and external controls, changes to management and/or operational obligations, and dedication of substantial time and financial resources. The compliance burden and related costs may increase over time. Failure to comply with applicable laws may lead to investigations and audits, fines, other enforcement action or liabilities, or reputational damage.
There are a number of different principles, frameworks, and/or methodologies for integrating sustainability-related incentives, mandates, and/or reporting requirements into financing arrangements. Any principles, frameworks, and/or methodologies which we anticipate referencing and/or utilizing may not align with our peers and/or those preferred by prospective investors. In addition, unless otherwise stated in our regulatory disclosures, no assurance is given that any of our financing arrangements will align with particular market frameworks.
Regulatory initiatives related to ESG, and the scope and timing of these initiatives, could also adversely affect our business. Compliance with any new laws or regulations increases our regulatory burden and co
uld make compliance more difficult and expensive, affect the manner in which we or our investments conduct business and adversely affect our profitability.
The risk factor entitled “Further downgrades of the U.S. credit rating, impending automatic spending cuts or a government shutdown could negatively impact our liquidity, financial condition and earnings.” in the Base Prospectus is replaced in its entirety as follows:
Further downgrades of the U.S. credit rating, impending automatic spending cuts or a government shutdown could negatively impact our liquidity, financial co nd
ition and earnings.
U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have previously lowered, or threatened to lo wer,
the long-term sovereign credit rating on the United States.
The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. Absent quantitative easing by the Federal Reserve, these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time and may lead to additional U.S. federal governmen
t sh
utdowns. The impact of the shutdown of the U.S. government services and continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.
The risk factor entitled “Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, financial condition and operating results.” in the Base Prospectus is replaced in its entirety as follows:

Cybersecurity risks and cyber incidents may adversely affect our business or the business of CLO vehicles in which we invest and CLO Portfolio Companies by causing a disruption to our operations or the operations of CLO vehicles in which we invest and CLO Portfolio Companies, a compromise or corruption of our confidential information or the confidential information of CLO vehicles in which we invest and CLO Portfolio Companies and/or damage to our business relationships or the business relationships of CLO vehicles in which we invest and CLO Portfolio Companies, all of which could negatively impact the business, financial condition and operating results of us or CLO vehicles in which we invest and CLO Portfolio Companies.
A cybersecurity incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us, CLO vehicles in which we invest and CLO Portfolio Companies. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems or those of CLO vehicles in which we invest, CLO Portfolio Companies or third-party vendors for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The risk of a security breach or disruption, particularly through cyber-attacks or cyber intrusions, including by computer hackers, nation-state affiliated actors, and cyber terrorists, has generally increased as the number, intensity and sophistication of attempted attacks and intrusions from around the world have increased. Despite careful security and controls design, our information technology systems and the information technology systems of CLO vehicles in which we invest, CLO Portfolio Companies and our third-party vendors, may be subject to security breaches and cyber-attacks, the result of which may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation damage to business relationships and damage to our competitiveness, stock price, and long-term stockholder value. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As our, CLO vehicles in which we invest, CLO Portfolio Companies’ and our third-party vendors’ reliance on technology which may also include embedded artificial intelligence (“AI”) has increased, so have the risks posed to our information systems, both internally and those provided by OFS Services and third-party service providers, and the information systems of CLO vehicles in which we invest and CLO Portfolio Companies. OFS Advisor has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident.
In addition, cybersecurity has become a top priority for regulators around the world, including the SEC, and some jurisdictions have enacted laws requiring companies to notify individuals of data security breaches involving certain types of personal data. Even the most well-protected information, networks, systems and facilities remain potentially vulnerable because the techniques used in such attempted security breaches evolve and generally are not recognized until launched against a target, and in some cases, are designed not be detected and, in fact, may not be detected. Accordingly, we and our service providers may be unable to anticipate these techniques or to implement adequate security barriers or other preventative measures, and thus it is impossible for us and our service providers to entirely mitigate this risk.
Cybersecurity risks require continuous and increasing attention and other resources from us to, among other actions, identify and quantify these risks and upgrade and expand our technologies, systems and processes to adequately address such risks. Such attention diverts time and other resources from other activities and there is no assurance that our efforts will be effective. If we fail to comply with relevant laws and regulations, we could suffer financial losses, a disruption of our businesses, liability to investors, regulatory intervention or reputational damage. Further, the increased use of mobile and cloud technologies due to the proliferation of remote work resulting from new flexible work arrangements have heightened our, CLO vehicles in which we invest and CLO Portfolio Companies’ vulnerability to a cybersecurity risk or incident. Reliance on mobile or cloud technology or any failure by mobile technology and cloud service providers to adequately safeguard systems could disrupt our operations, the operations of a CLO, CLO Portfolio Company or the operations of our or their service providers and result in misappropriation, corruption or loss of personal, confidential or proprietary information or the inability to conduct business operations. In addition, remote working, whether by us, CLO vehicles in which we invest, CLO Portfolio Companies, or our service providers, could strain technology resources, introduce operational risks and otherwise heighten the risks described above.
The risk factor entitled “We are subject to risks associated with artificial intelligence and machine learning technology.” in the Base Prospectus is replaced in its entirety as follows:
We are subject to risks associated with artificial intelligence and machine learning technology.
Recent technological advances in AI and machine learning technology (“Machine Learning Technology”), including OpenAI’s release of its ChatGPT applications, pose risks to us, OFS Advisor and any third parties that we engage with. We could be exposed to the risks associated with AI and Machine Learning Technology if third-party service providers or any counterparties, whether or not known to us, use such technologies in their business activities. We and OFS Advisor are not in a position to control the use of AI and Machine Learning Technology in third-party products or services. Use of AI and Machine Learning Technology could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming improperly disseminated. AI and Machine Learning Technology and their applications, including in the private investment and financial sectors, continue to develop rapidly, and we cannot predict the risks that may arise from such developments.
A failure to effectively adopt or utilize AI to improve productivity or the analytical abilities of our investment professionals may put us at a competitive disadvantage and affect our business and results of operations. AI and Machine Learning Technology are generally highly reliant on the collection and analysis of large amounts of data. Certain data in such models will inevitably contain a degree of inaccuracy and error and could otherwise be inadequate or flawed, which would likely degrade the effectiveness of AI and Machine Learning Technology. To the extent we are exposed to the risks of AI and Machine Learning Technology use, any such inaccuracies or errors could adversely impact us and our business.

DIVIDEND REINVESTMENT
PLAN
On June 1, 2023, the Board adopted an amended and restated dividend reinvestment plan that provides for reinvestment of our distributions and other distributions on behalf of our common stockholders (the “Amended DRIP”), unless a common stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, then our common stockholders who have not “opted out” of our Amended DRIP will have their cash distribution automatically reinvested in additional shares of common stock, rather than receiving the cash distribution.
No action is required on the part of a registered holder of common stock to have their cash distribution reinvested in shares of our common stock. A registered holder of common stock may elect to receive an entire distribution in cash by notifying Equiniti Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to holders of common stock. The plan administrator will set up an account for shares acquired through the Amended DRIP for each holder of common stock who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a holder of common stock participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares and a check for any fractional share.
Those common stockholders whose common shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
We primarily use newly issued shares of our common stock to implement the Amended DRIP, whether shares of our common stock are trading at a premium or at a discount to net asset value. However, we reserve the right to direct the plan administrator to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a holder of common stock is determined by dividing the total dollar amount of the distribution payable to such holder of common stock by ninety-five percent (95%) of the market price per share of common stock at the close of regular trading on The Nasdaq Capital Market on the valuation date fixed by the Board for such distribution (i.e., the payment date). Market price per share of common stock on that date will be the closing price for such shares on The Nasdaq Capital Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our holders of common stock have been tabulated.
There will be no brokerage charges or other charges to common stockholders who participate in the Amended DRIP. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the common shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per common share brokerage commission from the proceeds.
Holders of common stock who receive distributions in the form of stock are subject to the same U.S. federal tax consequences as are holders of common stock who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such holders of common stock will not receive cash with which to pay any applicable taxes on reinvested distributions. A holder of common stock’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the holder of common stock. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. holder of common stock’s account.
Participants may terminate their accounts under the Amended DRIP by notifying the plan administrator via its website at
equiniti.com/us/ast-access
, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator. Such termination will be effective immediately if the participant’s notice is received by the plan administrator not less than 10 days prior to any distribution record date; otherwise, such termination will be effective only with respect to any subsequent distribution. The Amended DRIP may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the Amended DRIP should be directed to the plan administrator by mail to Equiniti Trust Company, LLC, Attn: Data Entry, 28 Liberty Street, Floor 53, New York, NY, 10005, or by Equiniti’s EQ Shareholder Services Call Center at (800) 937-5449.
If a common stockholder withdraws or the plan is terminated, such common stockholder will receive the number of whole shares in their account under the plan and a cash payment for any fraction of a share in their account.
If a common stockholder holds shares with a brokerage firm that does not participate in the plan, such common stockholder will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

BOARD APPROVAL OF THE
INVESTMENT ADVISORY AGREEMENT
On June 4, 2026, our Board, including a majority of Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”), unanimously voted to approve the continuation of the Investment Advisory Agreement at a virtual meeting. In reliance upon certain relief granted by the SEC, our Board undertook to ratify the Investment Advisory Agreement at its next in-person meeting. In reaching a decision to approve the continuation of the Investment Advisory Agreement, the Board reviewed a significant amount of information, including reports prepared by third parties and the management of the Company, as well as information prepared by OFS Advisor in response to an information request sent by the Company on behalf of the Board. The Board engaged in a detailed discussion of the materials with OFS Advisor’s management and relevant third parties. The Board then considered and concluded, among other things:
•
The nature, quality and extent of the advisory and other services to be provided to us by OFS Advisor, including the responses in a questionnaire regarding OFS Advisor’s investment process and OFS Advisor’s policies and guidelines currently in place to monitor and manage the risk and volatility associated with the Company’s portfolio, and the qualifications and abilities of the professional personnel of OFS Advisor and the compensation structure for such personnel, and concluded that such services are satisfactory;
•
The investment performance of OFS Advisor, and concluded that the investment performance of OFS Advisor was satisfactory;
•
Comparative data with respect to advisory fees or similar expenses paid by other management investment companies with similar investment objectives, and concluded that the total advisory fees paid by the Company to OFS Advisor were reasonable;
•
Our projected operating expenses and expense ratio compared to management investment companies with similar investment objectives, and concluded that our projected operating expenses were reasonable;
•
Any existing and potential sources of indirect income to OFS Advisor from their relationship with the Company and the profitability of that relationship, and concluded that OFS Advisor’s profitability was not excessive with respect to us;
•
The services to be performed and the personnel performing such services under the Investment Advisory Agreement, and concluded that the services to be performed and the personnel performing such services were satisfactory;
•
The organizational capability and financial condition of OFS Advisor and its affiliates, and concluded that the organizational capability and financial condition of OFS Advisor were satisfactory; and
•
The possibility of obtaining similar services from other third-party service providers or through an internally managed structure, and concluded that our current externally managed structure with OFS Advisor as our investment advisor was satisfactory.
Based on the information reviewed and the discussions detailed above, the Board, including all of the Independent Directors, concluded that the fees payable to OFS Advisor pursuant to the Investment Advisory Agreement were reasonable, and comparable to the fees paid by other management investment companies with similar investment objectives, in relation to the services to be provided. The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.
Additional
Information
Management
Our Board is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Pursuant to the Investment Advisory Agreement, our Board has appointed OFS Advisor as our investment adviser. Our prospectus includes additional information about our directors and is available without charge, upon request by calling (847) 734-2085, or on the SEC website at
http://www.sec.gov
.
The investment committees of OFS Advisor (the “Advisor Investment Committees”), which include the Structured Credit Investment Committee of OFS Advisor (the “Structured Credit Investment Committee”), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients that invest in CLO securities.
The purpose of the Structured Credit Investment Committee is to evaluate and approve our prospective investments, subject at all times to the oversight of our Board. The Structured Credit Investment Committee, which is comprised of Richard Ressler (Chairman), Bilal Rashid, Glen Ostrander and Kenneth A. Brown, is responsible for the evaluation and approval of all the investments made by us. The members of the senior investment team of OFS Advisor (the “Senior Investment Team”) are our portfolio managers who are primarily responsible for the day-to-day management of the portfolio. The Senior Investment Team is supported by a team of analysts and investment professionals.

Information regarding the Structured Credit Investment Committee is as follows:

Name (1)	Age	Position
Richard Ressler	67	Chairman of the Structured Credit Investment Committee
Bilal Rashid (2)	55	President and Senior Managing Director of OFS Advisor
Glen Ostrander (2)	51	Managing Director of OFS Advisor
Kenneth A. Brown (2)	52	Managing Director of OFS Advisor

(1)
The address for each member of the Structured Credit Investment Committee is c/o OFS Capital Management, LLC, 222 West Adams Street, Suite 1850, Chicago, IL 60606.
(2)
Member of the Senior Investment Team.
The Board of Directors
We have three classes of directors, currently consisting of one Class I director, two Class II directors and two Class III directors. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually.
The Board currently consists of five members, Messrs. Rashid and Cerny, Catherine M. Fitta, Kathleen M. Griggs and Romita Shetty. The term of one class expires each year. The terms of Ms. Shetty and Ms. Fitta expire at the 2026 annual meeting, the terms of Ms. Griggs and Mr. Cerny expire at the 2027 annual meeting and the term of Mr. Rashid expires at the 2028 annual meeting. Mses. Shetty and Griggs also serve as preferred stock directors. Subsequently, each class of directors will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the directors for up to a two-year period.
The directors and our officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Independent Directors” consist of those directors who are not “interested persons,” as that term is defined under the 1940 Act, of the Company. Conversely, “Interested Director(s)” consist of those directors who are “interested persons” of the Company. Certain of our officers and directors also are officers or managers of OFS Advisor.
Information regarding our Board is as follows:

Name, Address (1) and Age	Position(s) Held with the Company, Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Independent Director
Kathleen M. Griggs (3)(4)(5)(6) Age: 71	Director since 2018; term expires 2027
Ms. Griggs has been a managing director of Griggs Consulting, LLC, a consulting and advisory firm, since 2014. Prior to that, Ms. Griggs served as the Chief Financial Officer of j2 Global, Inc. from 2007 to 2014. Ms. Griggs also previously served as a Director, Audit Committee Chair and Governance Committee member for Chad Therapeutics, Inc. from 2001 to 2009. Ms. Griggs received a Bachelor of Science degree in Business Administration from the University of Redlands and a Master of Business Administration from the University of Southern California in Los Angeles. Ms. Griggs's term as a Class III director will expire in 2027.
Ms. Griggs, the chair of our audit committee, brings to our Board years of accounting expertise. Her knowledge of accounting principles, financial reporting rules and regulations, the evaluation of financial results and the oversight of the financial reporting process makes her an asset to our Board.
			1	None

Name, Address (1) and Age	Position(s) Held with the Company, Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Independent Director
Catherine M. Fitta (3)(4)(5) Age: 55	Director since 2021; term expires 2026
Ms. Fitta currently serves as Principal of Burren Green, the management and technology consulting practice she founded in 2015. From 2012 to 2015, Ms. Fitta served as Global Head, Business Planning & Technology for Barclays Global Investment Banking Division. From 2008 to 2012, Ms. Fitta served as EMEA Head, Business Planning & Technology for Barclays Global Banking Division, leading key aspects of business and technology integration across EMEA and APAC following Lehman Brothers' bankruptcy and acquisition. Ms. Fitta also worked at Lehman Brothers from 2007 to 2008 as Deputy Global Head, Business Planning & Technology where she managed business and technical staff across various geographies and architected the division’s first IT Governance Council. During her tenure as Chief Integration Officer, Criminal Justice for the New York City’s Mayor’s Office from 2003 to 2007, she led strategic planning and execution for technology integration across 17 criminal justice agencies in New York City and New York State. From 2002 to 2003, Ms. Fitta also worked as a functional manager on engagements within the Public Sector & Health Care Practices at Deloitte Consulting. Since 2002, through various consulting, operating and governance-related roles across sectors and geographies, Ms. Fitta has spear-headed an array of programs that fueled strategic business transformations and addressed myriad compliance, audit, risk and regulatory matters. Ms. Fitta earned her Master of Business Administration from Columbia Business School and her Bachelor of Arts in the Classics cum laude from Harvard University. Ms. Fitta is NACD (National Association of Corporate Directors) Directorship Certified™ and, in 2025, received a CERT Certificate in Cyber Oversight through the NACD’s Cyber Oversight Program. Ms. Fitta’s term as a Class II director will expire in 2026.
Ms. Fitta, the chair of our nominating and corporate governance committee, has vast management experience and expertise across various sectors and industries, including financial services, which qualifies her for service on our Board. Ms. Fitta is a strategist and results-oriented problem-solver whose understanding of operations, technology and risk management enhances the diverse skillset and composition of our Board.
			1	None

Name, Address (1) and Age	Position(s) Held with the Company, Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Independent Director
Romita Shetty (3)(4)(5)(6) Age: 60	Director since 2018; term expires 2026
Ms. Shetty has served as a partner of DA Management, an investment firm that invests across public and private markets (including venture capital) in both equity and debt and owns DA Capital, an investment advisor. Ms. Shetty has over 30 years of experience in fixed income and credit. At DA Management, she has focused on special situations, structured credit and private investments. She participates in portfolio company boards and management and leads The Shopping Lab, an innovative consumer and data business that includes the Grocery Buddy app. She has also served in a management capacity as President of DA Capital Asia Pte Ltd. From 2007-2008, she led the Global Special Opportunities group at Lehman Brothers, which invested proprietary capital. Prior to that, she co-led the North American structured equity and credit markets and the Global Alternative Investment product businesses at RBS from 2004 to 2006. Previously, Ms. Shetty worked at J.P. Morgan from 1997 to 2004 where she led their Global Structured Credit Derivatives as well as Financial Institutions Solutions and CDO businesses. She started her career at Standard & Poor’s in 1990 where she worked on a wide variety of credit ratings, including municipal bonds, financial institutions and asset-backed securities and managed a part of their ABS ratings business. Ms. Shetty also currently serves on the board of directors of OFS Capital Corporation (“OFS Capital”). Ms. Shetty holds a Bachelor of Arts (Honors) in History from St. Stephens College, India and a Master of International Affairs from Columbia University. Ms. Shetty’s term as a Class II director will expire in 2026.
Ms. Shetty, the chair of our compensation committee, has vast experience in fixed income and credit management and her expertise in the Company’s investments qualifies her for service on our Board. Ms. Shetty’s background has enabled her to cultivate an enhanced understanding of operations and strategy with an added layer of risk management experience that is an important aspect of the composition of our Board.
			2	OFS Capital, a business development company (“BDC”) managed by OFS Advisor

Name, Address (1) and Age	Position(s) Held with the Company, Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Interested Director
Bilal Rashid Age: 55	Director since 2017; term expires 2028; Chairman since 2018; and President and Chief Executive Officer since 2017
Mr. Rashid has served as our Chairman of the Board since 2018 and President and Chief Executive Officer since 2017. He is also Chairman of the board of directors, President and Chief Executive Officer of Hancock Park Corporate Income, Inc. (“Hancock Park”), Chairman of the board of directors and Chief Executive Officer of OFS Capital, a member of the board of trustees of CIM Real Assets & Credit Fund (“CIM RACR”), an affiliate of the Company which is sub-advised by OFS Advisor, President and a Senior Managing Director of Orchard First Source Capital, Inc. (“OFSC”) and OFS Advisor, President and Chief Executive Officer of Orchard First Source Asset Management Holdings, LLC (“OFSAM Holdings”), and a member of OFSAM Holdings’s executive committee. He also serves on various investment committees of OFS Advisor and its affiliates. Mr. Rashid has more than 25 years of experience in investment banking, debt capital markets and investing. Prior to joining OFSC in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University. Mr. Rashid’s term as a Class I director will expire in 2028.
Through his years of work in investment banking and capital markets and in sourcing, leading and managing investments, Mr. Rashid has developed expertise and skills that are relevant to understanding the risks and opportunities that we face and which are critical to implementing our strategic goals and evaluating our operational performance.
			4	OFS Capital, a BDC managed by OFS Advisor, Hancock Park, another BDC managed by OFS Advisor and CIM RACR, a registered investment company sub-advised by OFS Advisor

Name, Address (1) and Age	Position(s) Held with the Company, Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Interested Director
Jeffrey A. Cerny Age: 63	Director since 2017; term expires 2027
Prior to his retirement on March 31, 2025, Mr. Cerny served in various officer positions for OFS Capital, Hancock Park, OFS Credit, OFS Advisor, OFSC, OFSAM Holdings and Orchard First Source Asset Management, LLC (“OFSAM”). Prior to joining OFSC in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a Bachelor of Science in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a Juris Doctor from DePaul University’s School of Law. Mr. Cerny is NACD (National Association of Corporate Directors) Directorship Certified™ and has received a CERT Certificate in Cyber Oversight through the NACD’s Cyber Oversight Program. Mr. Cerny also serves on the board of directors of OFS Capital. Mr. Cerny’s term as a Class III director will expire in 2027.
Mr. Cerny brings to our Board extensive accounting and financial experience and expertise. He is also an experienced investor, including lending, structuring and workouts which makes him an asset to our Board. The breadth of his background and experience enables Mr. Cerny to provide unique insight into our strategic process and into the management of our investment portfolio.
			2	OFS Capital, a BDC managed by OFS Advisor

(1)
The address of each director is 222 West Adams Street, Suite 1850, Chicago, IL 60606.
(2)
The “Fund Complex” includes the Company, OFS Capital and Hancock Park, each of which is advised by OFS Advisor, and CIM RACR, which is sub-advised by OFS Advisor.
(3)
Member of the Audit Committee.
(4)
Member of the Compensation Committee.
(5)
Member of the Nominating and Corporate Governance Committee.
(6)
Preferred stock director.
Compensation of Directors
The following table sets forth the compensation paid to our directors for the six months ended April 30, 2026:

Name of Director	Fees Earned(2)	All Other Compensation	Total Compensation from OFS Credit	Total Compensation from Fund Complex
Independent Directors
Catherine M. Fitta	$36,250	$—	$36,250	$36,250
Kathleen M. Griggs	36,250	—	36,250	36,250
Romita Shetty (3)	36,250	—	36,250	86,250
Interested Directors
Bilal Rashid (1)	—	—	—	—
Jeffrey A. Cerny (1)	—	—	—	—

(1)
No compensation is paid to directors who are “interested persons.”
(2)
Each independent director is entitled to receive an annual cash retainer fee, determined based on the Company's net asset value as of the end of each fiscal quarter. The annual cash retainer is $50,000 for a net asset value of $125.0 million or less, and is $75,000 for a net asset value of more than $125.0 million. In the second fiscal quarter of 2026, the Company’s net asset value was less than $125.0 million, which resulted in a decrease in the annual cash retainer from that of the first fiscal quarter. In addition, independent directors will receive an annual fee of $10,000 for serving on one or more committees of the Board. We also reimburse our independent directors for reasonable out-of-pocket expenses incurred in attending our Board and committee meetings, which is not considered fees earned or compensation. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.
(3)
Independent director of OFS Capital (Nasdaq: OFS), a BDC managed by OFS Advisor.
Director Ownership of Company Shares
The table below sets forth the dollar range of the value of shares of our common stock that are owned beneficially by each director as of April 30, 2026. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Director	Dollar Range of Equity Securities in the Company (1)
Independent Directors
Catherine M. Fitta	$1 – $10,000
Kathleen M. Griggs	$10,001 – $50,000
Romita Shetty	None
Interested Directors
Bilal Rashid	Over $100,000 (2)
Jeffrey A. Cerny	Over $100,000

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.
(2)
Mr. Rashid beneficially owns securities of the Company through his indirect ownership of an affiliate of OFS Advisor. Mr. Rashid owns shares of the Company’s common stock directly and may be deemed to beneficially own the shares of the Company’s common stock that OFSAM Holdings owns.
Officers Who Are Not Directors
Information regarding the Company’s officers who are not directors is as follows:

Name	Age	Position
Kyle Spina	39	Chief Financial Officer and Treasurer
Mukya S. Porter	51	Chief Compliance Officer
Tod K. Reichert	64	Corporate Secretary

We do not pay any direct compensation to our officers who are not directors. We have entered into the Administration Agreement pursuant to which OFS Services, our administrator, performs, or arranges for the performance of, our required administrative services, among other things. Payment under the Administration Agreement is equal to an amount based upon our allocable portion (subject to the review and approval of the Board) of OFS Services’s overhead in performing its obligations under the Administration Agreement, including, but not limited to, rent, information technology services and our allocable portion of the cost of our officers who are not directors, and their respective staffs.
The following is information concerning the business experience of our officers.
Kyle Spina
currently serves as the Chief Financial Officer and Treasurer of OFS Credit, Hancock Park and OFS Capital. Mr. Spina also serves as Director, Chief Financial Officer of OFS Advisor, the Chief Financial Officer and Treasurer of OFSC, and Vice President and Chief Financial Officer of OFSAM and OFSAM Holdings. Mr. Spina previously served as the Chief Accounting Officer of the Company from 2023 to 2025. Mr. Spina has more than 15 years of experience in public and private accounting. Prior to joining OFSC in April 2021, Mr. Spina held multiple controllership roles, serving as Assistant Controller of Credit Funds for Thoma Bravo, LP from 2020 to 2021 and Controller and Accounting Manager for Fidus Investment Corporation (Nasdaq: FDUS) and affiliates from 2016 to 2020. Mr. Spina began his career in public accounting from 2009 to 2016, including serving as an Audit Manager at BDO from 2014 to 2016, focusing on audits of public companies. Mr. Spina graduated from Purdue University with a Bachelor of Science degree in Accounting and Management and has been an active Certified Public Accountant since 2010.

Mukya S. Porter
currently serves as the Chief Compliance Officer of OFS Credit, Hancock Park, OFS Capital, OFSC, OFSAM Holdings and OFS Advisor, in which capacity she oversees the compliance and risk management functions. Ms. Porter has approximately 20 years of experience advising investment advisers, broker-dealers and other financial institutions. Prior to joining OFSC, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management, an alternative investment adviser, from 2012 to 2016, where she was responsible for oversight of the firm’s code of ethics program and the day-to-day management of an affiliated limited-purpose broker-dealer. Prior to Oaktree, Ms. Porter held the position of Vice President and Senior Compliance Officer at Pacific Investment Management Company from 2010 to 2012 and prior to that, from 2004 to 2010, worked, first, as a Vice President in the Legal department at Morgan Stanley Global Wealth Management and, subsequently, as a Vice President of Compliance at Morgan Stanley Investment Management. Ms. Porter received a Bachelor of Science degree, magna cum laude, in Biology from Howard University in 1996 and a J.D. from the University of California, Berkeley School of Law in 2001.
Tod K. Reichert
currently serves as the Corporate Secretary of OFS Credit, Hancock Park and OFS Capital, as General Counsel and Corporate Secretary of OFSAM Holdings and OFSAM, and as Managing Director, Chief Administrative Officer and General Counsel of OFS Advisor and OFSC, in which capacity he oversees the legal and operational functions of the firm. Mr. Reichert has over 25 years of experience as a strategic business partner, providing advice on general corporate governance and transactional matters, with a focus on securities laws, compliance, corporate finance, debt and equity investments, and mergers and acquisitions. Prior to joining OFSC, Mr. Reichert served as General Counsel, Chief Compliance Officer and Corporate Secretary of MCG Capital Corporation (Nasdaq: MCGC), managing the legal and compliance departments, overseeing complex litigation, and providing securities law, disclosure and transactional advice to the Board and senior management team, while serving as a member of the MCG credit committee and SBIC investment committee. Prior to joining MCG, Mr. Reichert worked as an attorney in private practice in New York, Princeton and Boston at WilmerHale LLP. Mr. Reichert received his J.D. from the Rutgers University School of Law - Newark and his BFA from the University of North Carolina. Mr. Reichert is NACD (National Association of Corporate Directors) Directorship Certified™ and has received a CERT Certificate in Cyber Oversight through the NACD’s Cyber Oversight Program.
Conflicts of Interest
Subject to certain 1940 Act restrictions on co-investments with affiliates, OFS Advisor will offer us the right to participate in investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. Such offers will be subject to the exception that, in accordance with OFS Advisor’s allocation policy, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate fairly and equitably over time with other entities managed by OFS Advisor and its affiliates.
To the extent that we compete with entities managed by OFS Advisor or any of its affiliates for a particular investment opportunity, OFS Advisor will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with: (i) its internal allocation policy; (ii) the requirements of the Investment Advisers Act of 1940, as amended; and (iii) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. OFS Advisor’s allocation policy is intended to ensure that we may generally share fairly and equitably with other investment funds or other investment vehicles managed by OFS Advisor or its affiliates in investment opportunities that OFS Advisor determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer that may be suitable for us and such other investment funds or other investment vehicles. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:
•
investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;
•
the status of tax restrictions and tests and other regulatory restrictions and tests;
•
risk and return profile of the investment vehicles;
•
suitability/priority of a particular investment for the investment vehicles;
•
if applicable, the targeted position size of the investment for the investment vehicles;
•
level of available cash for investment with respect to the investment vehicles;
•
total amount of funds committed to the investment vehicles; and
•
the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on exemptive relief from the SEC that permits us to co-invest in portfolio companies with certain other funds managed by OFS Advisor and certain of its affiliates (“Affiliated Funds”) provided we comply with certain conditions (the “Order”), priority as to opportunities will generally be given to clients that are in their “ramp-up” period, or the period during which the account has yet to reach sufficient scale such that its investment income covers its operating expenses, over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In situations where co-investment with Affiliated Accounts (as defined below) is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.
Co-Investment With Affiliates.
In certain instances, we may co-invest on a concurrent basis with other accounts managed by the Advisor or certain of its affiliates, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures.
On August 4, 2020, we received our current Order, which superseded a previous order that we received on October 12, 2016, and provides us with greater flexibility to enter into co-investment transactions with certain Affiliated Funds in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions. We are generally permitted to co-invest with Affiliated Funds if under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that: (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned; (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies; (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing; and (4) the proposed investment by us would not benefit OFS Advisor, the other Affiliated Funds that are participating in the investment, or any affiliated person of any of them (other than parties to the transaction), except to the extent permitted by the exemptive relief and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act.
In addition, we have submitted a new application for exemptive relief that, if granted, will supersede our existing Order and permit us to co-invest pursuant to a different set of conditions than those in our existing Order. However, there is no guarantee that the SEC will grant such application.
The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, unless under the Order, we only expect to co-invest on a concurrent basis with certain funds advised by OFS Advisor when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and OFS Advisor’s allocation policy. If opportunities arise that would otherwise be appropriate for us and for another fund advised by OFS Advisor to invest in different securities of the same issuer, OFS Advisor will need to decide which fund will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by OFS Advisor has previously invested.
Conflicts Related to Purchases and Sales.
Conflicts may arise when we make an investment in conjunction with an investment being made by another account managed by OFS Advisor or an affiliate of OFS Advisor (each, an “Affiliated Account”), or in a transaction where an Affiliated Account has already made an investment. Investment opportunities are, from time to time, appropriate for more than one account in the same, different or overlapping securities of a portfolio company’s capital structure. Conflicts arise in determining the terms of investments, particularly where these accounts may invest in different types of securities in a single portfolio company. Questions arise as to whether payment obligations and covenants should be enforced, modified or waived, or whether debt should be restructured, modified or refinanced.
We may invest in debt and other securities of companies in which Affiliated Accounts hold those same securities or different securities, including equity securities. In the event that such investments are made by us, our interests will at times conflict with the interests of such Affiliated Accounts, particularly in circumstances where the underlying company is facing financial distress. Decisions about what action should be taken, particularly in troubled situations, raise conflicts of interest, including, among other things, whether or not to enforce claims, whether or not to advocate or initiate a restructuring or liquidation inside or outside of bankruptcy, and the terms of any work-out or restructuring. The involvement of Affiliated Accounts at both the equity and debt levels could inhibit strategic information exchanges among fellow creditors, including among us or Affiliated Accounts. In certain circumstances, we or an Affiliated Account may be prohibited from exercising voting or other rights and may be subject to claims by other creditors with respect to the subordination of their interest.

In the event that we or an Affiliated Account has a controlling or significantly influential position in a portfolio company, that account may have the ability to elect some or all of the board of directors of such a portfolio company, thereby controlling the policies and operations of such portfolio company, including the appointment of management, future issuances of securities, payment of dividends, incurrence of debt and entering into extraordinary transactions. In addition, a controlling account is likely to have the ability to determine, or influence, the outcome of operational matters and to cause, or prevent, a change in control of such a company. Such management and operational decisions may, at times, be in direct conflict with other accounts that have invested in the same portfolio company that do not have the same level of control or influence over the portfolio company.
If additional capital is necessary as a result of financial or other difficulties, or to finance growth or other opportunities, the accounts may or may not provide such additional capital, and if provided, each account will supply such additional capital in such amounts, if any, as determined by OFS Advisor. In addition, a conflict arises in allocating an investment opportunity if the potential investment target could be acquired by us, an Affiliated Account, or a portfolio company of an Affiliated Account. Investments by more than one account of OFS Advisor or its affiliates in a portfolio company also raise the risk of using assets of an account of OFS Advisor or its affiliates to support positions taken by other accounts of OFS Advisor or its affiliates, or that an account may remain passive in a situation in which it is entitled to vote. In addition, there may be differences in timing of entry into, or exit from, a portfolio company for reasons such as differences in strategy, existing portfolio or liquidity needs, different account mandates or fund differences, or different securities being held. These variations in timing may be detrimental to us.
The application of our or an Affiliated Account’s governing documents and the policies and procedures of OFS Advisor are expected to vary based on the particular facts and circumstances surrounding each investment by two or more accounts, in particular when those accounts are in different classes of an issuer’s capital structure (as well as across multiple issuers or borrowers within the same overall capital structure) and, as such, there may be a degree of variation and potential inconsistencies, in the manner in which potential or actual conflicts are addressed.
Portfolio Information
The Company prepares Form N-PORT filings, which contain a complete schedule of the Company’s portfolio holdings, on a monthly basis, and makes its Form N-PORT filings with the SEC on a quarterly basis within 60 days after the end of each quarter. The Company’s Form N-PORT filings for the third month of each quarter are available on the SEC’s website at http://www.sec.gov. This information is also available free of charge by contacting the Company by mail at 222 West Adams Street, Suite 1850, Chicago, IL 60606, by telephone at (847) 734-2085 or on its website at http://www.ofscreditcompany.com.
Proxy Voting Policies and Records
Information regarding the policies and procedures that OFS Advisor uses to determine how to vote proxies relating to the Company’s portfolio securities is available: (1) without charge, upon request, by calling collect (847) 734-2085; and (2) on the SEC’s website at http://www.sec.gov. Information about how OFS Advisor voted proxies with respect to the Company’s portfolio securities during the 12-month period ended June 30, 2026 is available: (1) without charge, upon request by calling 847-734-2085; (2) on the Company’s website at http://www.ofscreditcompany.com; and (3) on the SEC’s website at http://www.sec.gov.

Changes in and Disagreements with Accountants and On Accounting and Financial Disclosure
There have been no changes in and disagreements with accountants on accounting and financial disclosure during the Company’s two most recent fiscal years or the subsequent interim period ending April 30, 2026.
Unresolved SEC Staff Comments
As of April 30, 2026, the Company had no unresolved comments from the staff of the SEC.
Privacy Principles
Your privacy is very important to us. This Privacy Notice sets forth the Company’s policies with respect to non-public personal information provided to us. These policies apply to stockholders of the Company and may be changed at any time, provided a notice of such change is given to you. This notice replaces all previous statements of our privacy policy. Please read this Privacy Notice as it provides important information regarding our privacy practices and an explanation of your rights. If you do not agree with this Privacy Notice, please do not provide us with personal information.

1.
What Personal Information We Collect
You may provide us with non-public personal information, such as your name, address, e-mail address, social security and/or tax identification number, date of birth, assets and/or income information: (i) in a trading confirmation or other related account or transaction documentation; (ii) in correspondence and conversations with us and our representatives; and (iii) through transactions with the Company.
Whether you choose to provide any particular information requested by the Company is completely your own choice, but if you choose not to provide the information we request, you may be unable to receive or access certain services, offers and information.
2.
Where Do We Obtain Your Personal Data?
We may collect, and may have collected, information about you from a number of sources, including from you directly or from external sources.
Sources from which we may collect your information directly include:
•
documentation that you completed when you subscribed for an investment;
•
correspondence and conversations with us;
•
transactions you have made or will make with us;
•
your purchase of securities from us, including information regarding where to send money; and
•
internet or other electronic network activity – such as a consumer’s interaction with an internet website, application, or advertisement.
External sources from which we may collect your information include:
•
publicly available and accessible directories and sources;
•
tax authorities, including those that are based outside the jurisdiction where you are located if you are subject to tax in another jurisdiction;
•
governmental and competent regulatory authorities to whom we have regulatory obligations;
•
credit agencies; and
•
fraud prevention and detection agencies and organizations.
3.
Why Do We Collect Your Personal Data?
We may collect your personal information for the following purposes:
•
to administer, manage and set up your investment, and any related accounts on an ongoing basis;
•
to facilitate the transfer of funds and administer any other transaction with you;
•
to open, maintain or close accounts in connection with your subscription or redemption;
•
to send updates, information and notices or otherwise correspond with you in connection with your investment;
•
to verify the identity and addresses of our investors (and, if applicable, their beneficial owners);
•
to comply with requests from regulatory, governmental, tax and law enforcement authorities;
•
to comply with applicable regulatory, accounting, tax and audit requirements;
•
to conduct surveillance and investigation;
•
to maintain statutory registers;
•
to comply with the U.S. Office of Foreign Assets Control list and other governmental sanctions lists;
•
to address or investigate any complaints, claims, proceedings or disputes;
•
to provide you with, and inform you about, our investment products and services;
•
to send direct marketing communications to you;
•
to assist with internal compliance with our policies and process;
•
to protect our business against fraud, breach of confidence, theft of proprietary materials and other financial or business crimes (to the extent that this is not required of us by law);
•
to monitor and improve our relationships with investors;
•
to ensure appropriate group management and governance;
•
to keep our internal records;
•
to prepare reports on incidents / accidents;
•
to analyze and manage commercial risks and operations;

•
to seek professional advice, including legal advice;
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to enable any actual or proposed assignee or transferee, participant or sub-participant of our rights or obligations to evaluate proposed transactions;
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to facilitate business asset transactions involving the Company or related investment vehicles;
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to monitor communications to/from us using our systems; and
•
to protect the security and integrity of our IT systems.
We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.
4.
How We Share Information We Collect
We may share any of the non-public personal information collected from our stockholders, or prospective or former stockholders with our affiliates, such as our investment adviser, and to certain service providers such as our accountants, attorneys, auditors, transfer agents and brokers, in each case for our everyday business purposes, such as to facilitate the acceptance and management of your investment or account or as otherwise permitted by applicable law. We may also disclose the information we collect:
1.
As Authorized –
if you request or authorize disclosure of the information, in each case in accordance with the agreements governing your investment.
2.
As required by law –
for example, to cooperate with any government regulators, self-regulatory organizations or law enforcement authorities.
3.
As otherwise permitted by law
– for example, (i) to service providers who maintain, process or service the Company; (ii) in connection with the making, management or disposition of any fund investment; (iii) as otherwise necessary to effect, administer or enforce investment or fund transactions; or (iv) in connection with a sale or other transfer of the Company. We may also share information with attorneys, accountants, other service providers and with persons otherwise acting in a representative or fiduciary capacity on behalf of investors or the fund.
4.
To service providers
– we may share information with service providers that perform marketing services on our behalf.
We do not, and will not, sell personal data to third parties.
5.
Retention
We keep your personal information for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, to comply with regulatory requirements, in connection with any investment you are involved in, and in accordance with our data retention schedule. We may retain your personal information for a longer period if doing so is necessary to comply with our legal or reporting obligations, or as otherwise permitted or required by law. We may also retain your personal information in a deidentified or aggregated form so that it can no longer be associated with you. To determine the appropriate retention period for your personal information, we consider various factors, such as the amount, nature, and sensitivity of your information; the potential risk of unauthorized access, use or disclosure; the purposes for which we collect or process your personal information; and applicable legal requirements.
6.
Personal Data from Minors
We do not offer financial services and products to minors and do not knowingly collect or sell the personal information of minors. We follow all local legal requirements with respect to the collection and processing of a minor’s personal information.
7.
Consent and Our Right To Withdraw It
We do not generally rely on obtaining your consent to process your personal data. If we do, you have the right to withdraw this consent at any time. Please contact us at 1-833-687-3622 or send us an e-mail at privacy@ofsmanagement.com at any time if you wish to withdraw your consent.
8.
Fee
dback, Concerns or Queries
We take your feedback and concerns very seriously. We encourage you to bring to our attention any feedback or concerns you may have about our processing your personal data.
This Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please contact us at 1-833-687-3622 or send us an e-mail at privacy@ofsmanagement.com at any time for further information.
9.
Protecting Your Personal Information
Except as permitted by law, we require all non-affiliated third-party service providers to whom we disclose non-public personal information about our customers to enter into confidentiality agreements with us.

We implement and maintain reasonable security appropriate to the nature of the personal information that we collect, use, retain, transfer or otherwise process, and will take reasonable steps to protect your personal data against loss or theft, as well as from unauthorized access, disclosure, copying, use or modification, regardless of the format in which it is held. While we are committed to developing, implementing, maintaining, monitoring and updating a reasonable information security program, unfortunately, no data transmission over the Internet or any wireless network can be guaranteed to be 100% secure. Data security incidents and breaches can occur due to vulnerabilities, criminal exploits or other factors that cannot reasonably be prevented. Accordingly, while our reasonable security program is designed to manage data security risks and thus help prevent data security incidents and breaches, it cannot be assumed that the occurrence of any given incident or breach results from our failure to implement and maintain reasonable security. As a result, while we strive to protect your personal information, you acknowledge that: (i) there are security and privacy limitations of the Internet which are beyond our control; (ii) the security, integrity, and privacy of any and all information and data exchanged between you and us through the website cannot be guaranteed; and (iii) any such information and data may be viewed or tampered with in transit by a third party.
If you have any questions regarding this Privacy Notice or the treatment of your non-public personal information, please feel free to e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622.
10.
European Privacy Rights and Disclosures
This European Privacy Rights and Disclosure section addresses legal obligations and rights specified in the General Data Protection Regulation and the UK General Data Protection Regulation (together, “GDPR”). These obligations and rights apply to individuals who are located in the European Economic Area (“EEA”) and the United Kingdom (“UK” and, together with the EEA, “Europe”). This section describes the policies and procedures followed by the Company regarding the collection, use and disclosure of your personal data when you visit the website, or otherwise interact with the Company. For the purposes of this section (European Privacy Rights and Disclosures), “personal data” means any information relating to an identified or identifiable natural person, either directly or indirectly.
According to the GDPR, the Company is the controller of your personal data.
a.
Collection of Your Personal Data
When you visit the website, receive services from us or otherwise interact with us, we may collect the following personal data about you: your name, postal address, e-mail address, phone number, account name, date of birth, social security number, driver’s license number, photograph, passport number, employer, job title, bank account information, financial information such as your income and net worth, risk tolerance and transaction history, details about your investment activity or retirement portfolios and information about your transactions with us such as the investment amount and any contributions and/or distributions, as well as any other information you choose to provide to us.
Where the Company carries out background checks on certain individuals for a business purpose, this may involve the processing of data relating to criminal convictions and offences. This data will only be processed where such processing is specifically required or authorized by law.
b.
Use of Your Personal Data
We may use the personal data you give us to carry out the following purposes:

Purpose	Lawful Basis
To contact you and to respond to your requests and enquiries when you contact us or subscribe to receive email alerts	We have a legitimate interest to respond to your requests and enquiries for ongoing business administration
To deliver services to you	To manage and perform our contract with you
For recruitment purposes	We have a legitimate interest to consider an applicant for a role or vacancy in accordance with our recruitment process
To send you our newsletter / bulletin or any other direct marketing information	Where we have received your consent
For business administration, including statistical analysis	We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient
To personalize your visit to the website and to assist you while you use the website	We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient
To improve the website by helping us understand who visits the website	We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient
For fraud prevention and detection and to comply with applicable laws, regulations or codes of practice	To comply with our legal obligations

•
You have the right to object to processing of your personal data where that processing is carried out for our legitimate interest.
c.
Sharing Your Personal Data
We may share your personal information with others, but only in certain limited situations, including: (i) within our corporate group or among our affiliated entities, all of which follow this Privacy Notice or equivalent privacy policies; (ii) with our service providers or other parties who agree to keep your personal information confidential and use it only on behalf of the Company; (iii) if your investment is transferred from your current custodian to another custodian, we provide your contact details, tax identification number and other personal information contained within transfer documents to the new custodian on your behalf; and (iv) as otherwise agreed by you. Third parties with whom we share your personal information are bound to comply with similar and equally stringent undertakings of privacy and confidentiality.
In some cases, we may be required to disclose certain personal information to comply with legal or regulatory obligations; to comply with the charter of the applicable entity into which you invest; to detect and protect against fraud, or any technical or security vulnerabilities; for an investigation or a legal process, such as a court order or subpoena; to respond to an emergency; or otherwise to protect the rights, property, safety, or security of third parties, visitors to the website, our businesses, or the public. In addition, the Company may disclose certain personal information to any third party that acquires, or is interested in acquiring, all or part of the Company’s assets or shares, or that succeeds the Company in carrying on all or a part of its business, whether by merger, acquisition, reorganization or otherwise.
d.
International Transfers
When you are based in Europe, personal data collected from you, including via the websites may be transferred to certain recipients located outside Europe, which do not provide a similar or adequate level of protection to that provided by countries in Europe, including the United States. Where we transfer your personal data outside of Europe, we will do so on the basis of appropriate safeguards, such as contractual safeguards.
e.
Rights of Individuals
You may have certain data privacy rights which may be subject to limitations and/or restrictions. These rights include the right to: (i) request access to and rectification and erasure of your personal data; (ii) obtain restriction of processing or to object to processing of your personal data; and (iii) ask for a copy of your personal data to be provided to you, or a third party, in a digital format. You also have the right to lodge a complaint about the processing of your personal data with your local data protection authority. If you would like to exercise any of these rights, please feel free to e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622.
11.
California Privacy Rights and Disclosures
This California Privacy Rights and Disclosure section addresses legal obligations and rights specified in the California Consumer Privacy Act, as amended (the “CCPA” or “Act”). For the purposes of this section (
California Privacy Rights and Disclosures
), “personal information” means information that identifies, relates to, describes, is reasonably capable of being associated with, or could be reasonably linked, directly or indirectly, with a particular consumer or household. If you need access to this Privacy Notice in a different format for accessibility reasons, please e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622
.
These obligations and rights apply to businesses doing business in California and to California residents and information that identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with California consumers or households. It does not include deidentified or aggregate information, publicly available information, or lawfully obtained, truthful information that is a matter of public concern.

The following chart describes the categories of personal information we may collect or have collected about you in the past 12 months and, for each category, where and why we collect it, and the categories of entities to whom we disclose the personal information, if any:

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed
Address and other identifiers – such as name, postal address, e- mail address, phone number, account name, date of birth, social security number, driver’s license number, photograph, passport number, or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: social security number, driver’s license number, state identification card number, and/or passport number.

•
Directly from you;
•
Automatically when you use our website or services;
•
From third parties; including business partners, your employer, tax authorities and background/credit check providers; and
•
Publicly available sources

•
To provide you services;
•
To contact you to discuss the services or products you receive from us;
•
To respond to any questions or concerns you have raised;
•
To deal with administrative matters such as capital calls or redemptions;
•
To perform services on our behalf, such as customer service, processing or fulfilling orders;
•
To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•
To carry out anti-money laundering and other compliance checks and controls;
•
To verify your identity or for other fraud and/or crime prevention;
•
To debug errors in our systems;
•
For marketing and advertising purposes; and
•
For internal research, analytics and development

•
Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•
Service providers, including to provide and support our data management, analytics, security, background and credit checks, and storage systems;
•
Group companies, for business, marketing and operational purposes;
•
Transaction (merger and acquisition) partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•
Government authorities or other entities with legal authority to request the information

Protected status – such as citizenship, ethnic background, gender or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: racial, ethnic, or national origin.
• Directly from you; • From third parties; including business partners, your employer and background/credit check providers; and • Publicly available sources
•
To provide you services;
•
To contact you to discuss the services or products you receive from us;
•
To respond to any questions or concerns you have raised;
•
To deal with administrative matters;
•
To perform services on our behalf;
•
To otherwise carry out our obligations arising under our contract with

•
Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•
Service providers, including to provide and support our data management, analytics, security, background and credit checks, and storage systems;

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed
you and to enforce the same; • To carry out anti-money laundering and other compliance checks and controls; and • To verify your identity or for other fraud and/or crime prevention
•
Group companies, for business, marketing and operational purposes;
•
Transaction (merger and acquisition) partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•
Government authorities or other entities with legal authority to request the information

Internet or other electronic network activity – such as browsing history, search history, a consumer’s interaction with an internet website, application, or advertisement

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: the contents of mail, e-mail, or text messages, to which the business was not the intended recipient.

	• Automatically when you use our website or services	• To debug errors in our systems; • For marketing and advertising purposes; and • For internal research, analytics and development	• Group companies, for business, marketing and operational purposes
Financial information such as bank account details, credit history, income details, assets and investment experience, risk tolerance or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: log-in, financial account, debit card, or credit card number, in combination with any required security

•
Directly from you;
•
From your employer;
•
Automatically when you use our website or services;
•
From third parties acting on your behalf; including business partners, accountancy and law firms; and
•
Background/credit check providers

•
To provide you services;
•
To deal with administrative matters such as invoicing, renewal or to audit customer transactions;
•
To perform services on our behalf, such as processing capital calls or redemptions;
•
To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•
To carry out anti-money laundering and other

•
Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•
Service providers, including to provide and support our data management, analytics, security, and storage systems;
•
Group companies, for business, marketing and operational purposes;
•
Transaction partners, including to facilitate the diligence, negotiation, and completion phases of

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed
or access code, password, or credential allowing access to an account.		compliance checks and controls; and • To verify your identity or for other fraud and/or crime prevention	transactions contemplated by us, our parent company, or affiliated operating companies; and • Government authorities or other entities with legal authority to request the information
Commercial information – such as records of personal property, products or services purchased, obtained, or considered, or other purchasing or consuming histories or tendencies or other similar identifiers
	• Directly from you; • Automatically when you use our website or services; • From third parties acting on your behalf; including business partners and law firms; and • Through publicly available sources	• To provide you services; and • To otherwise carry out our obligations arising under our contract with you and to enforce the same
•
Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•
Group companies, for business, marketing and operational purposes;
•
Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•
Government authorities or other entities with legal authority to request the information

Education or other professional information, including veteran status or other similar identifiers

NOTE: The information in this category may include the following elements as defined in the Act as Sensitive Personal Information: union membership.

	• Directly from you; • From your employer; and • Through publicly available sources	• To provide you services; and • To otherwise carry out our obligations arising under our contract with you and to enforce the same
•
Group companies, for business, marketing and operational purposes;
•
Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by you, us, our parent company, or affiliated operating companies; and
•
Government authorities or other entities with legal authority to request the information

Inferences drawn from CCPA PI – such as individual profiles, preferences, characteristics, behaviors or other similar identifiers	• Directly from you; • Automatically when you use our website or services; and • From third parties; including business partners or firms acting on your behalf	• To provide you services; • To contact you to discuss the services or products you receive from us; • To respond to any questions or concerns you have raised; • To deal with administrative matters;	• Group companies, for business, marketing and operational purposes

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed

•
To perform services on your behalf, such as booking travel arrangements;
•
To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•
For marketing and advertising purposes; and
•
For internal research, analytics and development

Audio or video footage collected using CCTV cameras (only if you visit one of our premises that uses this technology)	• From the use of our CCTV cameras. Where we have cameras on our premises, your image and movements may be recorded.	• To monitor safety, fraud, employee theft, and crime prevention;	• Group companies, for business and operational purposes; and • Government authorities or other entities with legal authority to request and for us to provide the information
Biometric information NOTE: Biometric information is considered an element of Sensitive Personal Information.	• Directly from you;	• To carry out required compliance checks and controls; and • To verify your identity or for other fraud and/or crime prevention; and
•
Group companies, for business and operational purposes; and
•
Government authorities or other entities with legal authority to request and for us to provide the information
•
Service providers in connection with background checks and/or fingerprinting
•
Service providers in connection with face and voice recognition

Geolocation Information NOTE: The information in this category may include the following elements of Sensitive Personal Information: precise geolocation	• Directly from you;
•
To provide you services;
•
To contact you to discuss the services or products you receive from us;
•
To respond to any questions or concerns you have raised;
•
To otherwise carry out our obligations arising under our contract with you and to enforce the same;

• Group companies, for business and operational purposes

a.
Your Right to Request Disclosure of Information We Collect and Disclose about You
If you are a California resident, the CCPA grants you the right to request certain information about our practices with respect to personal information. In particular, you can request the following:
1.
The categories of your personal information that we’ve collected.
2.
The specific pieces of your personal information that we’ve collected.
3.
The categories of sources from which we collected your personal information.
4.
The categories of your personal information that we’ve sold or disclosed for a business purpose.
5.
The business or commercial purposes for which we collected, sold or shared your personal information.
6.
The categories of third parties to whom we’ve disclosed your personal information.
To exercise your CCPA right to request this information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622. These requests for disclosure are generally free.
b.
Your Right to Request the Deletion of Personal Information
Upon your request, and subject to certain exceptions, we will delete, and direct applicable service providers to delete, the personal information we have collected about you.
To exercise your right to request the deletion of your personal information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622. These requests for deletion are generally free.
c.
Your Right to Ask Us Not to Sell or Share Your Personal Information
We do not, and will not, sell or share your personal information.
d.
Your Right to Request the Correction of Your Personal Information
Upon your request, and subject to certain limitations, we will correct any inaccurate personal information we maintain about you.
To exercise your right to request the correction of your personal information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622. These requests for correction are generally free.
e.
Our Use or Disclosure of Sensitive Personal Information
We only use and disclose Sensitive Personal Information for the purposes set forth in Section 7027(m) of the CCPA regulations.
f.
Our Support for the Exercise of Your Data Rights
We are committed to providing you control over your personal information. If you exercise any of these rights explained in this section of the Privacy Notice, we will not disadvantage you. You will not be denied or charged different prices or rates for goods or services or provided a different level or quality of goods or services.
g.
How We Will Handle a Request to Exercise Your Rights
For requests for access or deletion, we will first acknowledge receipt of your request. We will provide a substantive response to your request as soon as we can, generally within 45 days from when we receive your request, although we may be allowed to take longer to process your request under certain circumstances. If we expect your request is going to take us longer than normal to fulfil, we’ll let you know.
When you make a request to access, correct, or delete your personal information, we will take steps to verify your identity. These steps may include asking you for personal information, such as your name, address, or other information we maintain about you. If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request. We will notify you to explain the basis of the denial.
You may also designate an authorized agent to submit requests on your behalf. If you do so, you will be required to verify your identity by providing us with certain personal information as described above. Additionally, we will also require that you provide the agent with written permission to act on your behalf, and we will deny the request if the agent is unable to submit proof to us that you have authorized them to act on your behalf.

[End of Semi-Annual Report]

OFS CREDIT

Investment Adviser
OFS Capital Management, LLC
222 West Adams Street, Suite 1850
Chicago, IL 60606
(847) 734-2060

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent
Equiniti Trust Company, LLC ("EQ")
28 Liberty Street, Floor 53
New York, NY 10005
(800) 937-5449

www.ofscreditcompany.com

Item 2. Code of Ethics.
The information required by this Item is only required in an annual report on this Form N-CSR.
Item 3. Audit Committee Financial Expert.
The information required by this Item is only required in an annual report on this Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The information required by this Item is only required in an annual report on this Form N-CSR.
Item 5. Audit Committee of Listed Registrants.
The information required by this Item is only required in an annual report on this Form N-CSR.
Item 6. Investments.
(a) A schedule of investments is included in the Registrant’s Report to Stockholders under Item 1 herein.
(b) Not applicable.
Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.
(a) Not applicable.
(b) Not applicable.
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Not applicable.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
A statement regarding basis for approval of the Investment Advisory Agreement is included in the Registrant’s Report to Stockholders under Item 1 herein.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The information required by this Item is only required in an annual report on this Form N-CSR.
Item 13. Portfolio Managers of Closed-End Management Investment Companies.
(a) The information required by this Item is only required in an annual report on this Form N-CSR.
(b) There has been no change, as of the date of the filing of this semi-annual report on Form N-CSRS, to any of the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.
Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
There have been no purchases by or on behalf of the Company or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act, of shares or other units of any class of the Company’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.
Item 15. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which stockholders may recommend nominees to the Company’s Board.
Item 16. Controls and Procedures.
(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the 1940 Act, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer and Chief Financial Officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Company in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Company’s management, including the Company’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
(b) There were no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the Company’s internal control over financial reporting.
Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
The Company did not engage in securities lending activity during the six months ended April 30, 2026.
Item 18. Recovery of Erroneously Awarded Compensation.
(a) Not applicable.
(b) Not applicable.

Item 19. Exhibits.

(a)(1)	Joint Code of Ethics of the Registrant and OFS Capital Management, LLC filed herewith.
(a)(2)	Not applicable.
(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.
(a)(4)	Not applicable.
(a)(5)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
OFS CREDIT COMPANY, INC.

By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer
Date: June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer
Date: June 9, 2026

By:	/s/ Kyle Spina
Kyle Spina
Chief Financial Officer
Date: June 9, 2026